UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-6453

Fidelity Court Street Trust II
(Exact name of registrant as specified in charter)

82 Devonshire St., Boston, Massachusetts 02109
 (Address of principal executive offices) (Zip code)

Eric D. Roiter, Secretary

82 Devonshire St.

Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	November 30

Date of reporting period:	November 30, 2007

Item 1. Reports to Stockholders

Fidelity®

Connecticut Municipal
Income Fund

and

Fidelity
Connecticut Municipal
Money Market Fund

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity Connecticut Municipal Income Fund
Performance	<Click Here>	How the fund has done over time.
Management's Discussion	<Click Here>	The manager's review of fund performance, strategy and outlook
Investment Changes	<Click Here>	A summary of major shifts in the fund's investments over the past six months.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Fidelity Connecticut Municipal Money Market Fund
Investment Changes/ Performance	<Click Here>	A summary of major shifts in the fund's investments over the past six months and one year, and performance information.
Investments	<Click Here>	A complete list of the fund's investments.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the Financial Statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
Fidelity Connecticut Municipal Income Fund
Actual	$ 1,000.00	$ 1,031.10	$ 2.39
HypotheticalA	$ 1,000.00	$ 1,022.71	$ 2.38
Fidelity Connecticut Municipal Money Market Fund
Actual	$ 1,000.00	$ 1,016.10	$ 2.43
HypotheticalA	$ 1,000.00	$ 1,022.66	$ 2.43

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity Connecticut Municipal Income Fund	.47%
Fidelity Connecticut Municipal Money Market Fund	.48%

Annual Report

Fidelity Connecticut Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity® CT Municipal Income Fund	3.08%	4.11%	4.88%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® Connecticut Municipal Income Fund on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Fidelity Connecticut Municipal Income Fund

Management's Discussion of Fund Performance

Comments from Mark Sommer, Portfolio Manager of Fidelity® Connecticut Municipal Income Fund

Market volatility stemming from the subprime mortgage market crisis caused municipal bonds to post lackluster returns during the 12-month period ending November 30, 2007. While the crisis was initially centered in the taxable bond market, it spilled into the municipal market as participants pulled back the reins on risk-taking, in an overall flight-to-quality. Market liquidity suffered as broker/dealers reduced their municipal inventories and trading activity in response to increased municipal hedging costs. Both ends of the municipal credit spectrum felt the crunch. Lower-quality municipals came under pressure as high-yield funds experienced outflows for the first time in years. Insured muni bonds - considered to be among the highest quality in the fixed-income marketplace - suffered as investors questioned the financial strength and capital adequacy of muni bond insurers. Subprime mortgages again played a central role, as the market anticipated losses among insurers - to varying degrees - from their guarantees of securities backed by such mortgages. Insured muni bonds cheapened under this cloud of uncertainty. During the 12-month period, the Lehman Brothers® Municipal Bond Index - a performance measure of more than 42,000 investment-grade, fixed-rate, tax-exempt bonds - returned 2.71%. Meanwhile, the overall taxable market, as measured by the Lehman Brothers U.S. Aggregate Index, gained 6.05%.

During the past year, Fidelity Connecticut Municipal Income Fund gained 3.08%, while the Lehman Brothers Connecticut 4 Plus Year Enhanced Municipal Bond Index rose 3.32%. My focus on higher-quality bonds helped bolster returns, with most of the benefit coming in the second half of the period when investors gravitated toward higher-quality securities. Advantageous yield-curve positioning - which refers to my decision to overweight intermediate-maturity bonds and underweight longer-term bonds relative to the index - was another factor aiding the fund's returns. Although I emphasized bonds of various maturities at different points in time, I kept the fund's duration - meaning its overall sensitivity to interest rates - in line with the index. By doing so, the impact of overall interest rate movements on the fund's relative performance was neutralized. My decision to avoid housing bonds aided the fund's performance relative to the index. Housing bonds lagged the overall Connecticut muni market on a duration-adjusted basis seemingly because of investors' growing dislike of riskier assets and the taint of the housing market slowdown. In contrast, my out-of-index stake in insured Puerto Rico bonds - which are free from state and federal taxes - proved detrimental. They came under pressure in response to worries over the territory's deteriorating credit and concerns about muni bond insurers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	36.0	31.0
Special Tax	16.8	15.0
Escrowed/Pre-Refunded	12.7	20.2
Health Care	9.0	7.8
Education	6.7	6.6
Weighted Average Maturity as of November 30, 2007
		6 months ago
Years	7.0	6.8

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of November 30, 2007
6 months ago
Years	6.2	5.8

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
AAA 79.7%	AAA 75.4%
AA,A 15.7%	AA,A 18.8%
BBB 2.3%	BBB 2.3%
BB and Below 0.1%	BB and Below 0.1%
Not Rated 0.7%	Not Rated 1.8%
Short-Term Investments and Net Other Assets 1.5%	Short-Term Investments and Net Other Assets 1.6%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity Connecticut Municipal Income Fund

Investments November 30, 2007

Showing Percentage of Net Assets

Municipal Bonds - 98.5%
	Principal Amount	Value
Connecticut - 85.1%
Branford Gen. Oblig. 5.25% 5/15/13 (MBIA Insured)	$ 500,000	$ 537,530
Bridgeport Gen. Oblig.:
Series 2001 C:
5.375% 8/15/12 (Pre-Refunded to 8/15/11 @ 100) (c)	3,290,000	3,536,125
5.375% 8/15/14 (Pre-Refunded to 8/15/11 @ 100) (c)	1,205,000	1,295,146
Series 2002 A, 5.375% 8/15/19 (FGIC Insured)	3,000,000	3,209,220
Series 2004 A, 5.25% 8/15/16 (MBIA Insured)	1,320,000	1,440,265
Series 2006 B:
5% 12/1/14 (FSA Insured)	1,655,000	1,808,799
5% 12/1/17 (FSA Insured)	1,830,000	1,998,799
5% 12/1/18 (FSA Insured)	1,635,000	1,774,139
Cap. City Econ. Dev. Auth. Series 2004 A, 5% 6/15/15 (FSA Insured)	1,705,000	1,845,833
Connecticut Arpt. Rev. (Bradley Int'l. Arpt. Proj.) Series A:
5.125% 10/1/31 (FGIC Insured) (b)	5,865,000	5,956,494
5.25% 10/1/11 (FGIC Insured) (b)	4,150,000	4,390,742
5.25% 10/1/12 (FGIC Insured) (b)	4,075,000	4,310,535
Connecticut Clean Wtr. Fund Rev. 6% 10/1/12	6,000,000	6,527,640
Connecticut Dev. Auth. Poll. Cont. Rev. (United Illuminating Co. Proj.) 3%, tender 2/1/09 (a)	3,240,000	3,202,222
Connecticut Dev. Auth. Wtr. Facilities Rev.:
(Aquatron Wtr. Corp., Proj.) 4.7% 7/1/36 (XL Cap. Assurance, Inc. Insured) (b)	5,000,000	4,700,650
(Bridgeport Hydraulic Proj.) 6.15% 4/1/35 (MBIA Insured) (b)	3,000,000	3,063,870
Connecticut Gen. Oblig.:
Series 2001 D:
5.125% 11/15/15 (Pre-Refunded to 11/15/11 @ 100) (c)	3,215,000	3,438,893
5.125% 11/15/18 (Pre-Refunded to 11/15/11 @ 100) (c)	5,995,000	6,412,492
Series 2002 D, 5.375% 11/15/21 (Pre-Refunded to 11/15/12 @ 100) (c)	5,000,000	5,472,050
Series 2002 E, 5.5% 11/15/12 (FSA Insured)	3,000,000	3,300,210
Series 2003 E, 5.25% 8/15/17 (Pre-Refunded to 8/15/13 @ 100) (c)	3,295,000	3,620,546
Series 2004 A, 5% 3/1/15 (MBIA Insured)	5,000,000	5,413,900
Series A, 5% 12/15/15 (FSA Insured)	2,000,000	2,206,880
Series B:
5% 6/1/15 (MBIA Insured)	7,500,000	8,143,425
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Series B:
5.25% 6/1/18 (AMBAC Insured)	$ 3,150,000	$ 3,539,183
5.25% 6/1/19 (AMBAC Insured)	10,000,000	11,240,500
5.25% 6/1/20 (AMBAC Insured)	16,915,000	19,048,481
5.375% 6/15/18 (Pre-Refunded to 6/15/11 @ 100) (c)	5,000,000	5,354,850
Series C, 5% 6/1/13	5,000,000	5,400,100
Series D:
5% 11/1/15	5,005,000	5,497,642
5.375% 11/15/16 (Pre-Refunded to 11/15/12 @ 100) (c)	5,000,000	5,472,050
5.375% 11/15/18 (Pre-Refunded to 11/15/12 @ 100) (c)	5,000,000	5,472,050
Series E, 5% 12/15/16	3,020,000	3,331,151
Series F, 5% 12/1/21	2,000,000	2,145,080
Connecticut Gen. Oblig. Rev. (Revolving Fund Ln. Prog.) Series 2003 A, 5% 10/1/17	2,000,000	2,140,360
Connecticut Health & Edl. Facilities Auth. Rev.:
(Danbury Hosp. Proj.) Series G, 5.625% 7/1/25 (AMBAC Insured)	4,695,000	4,887,730
(Eastern Connecticut Health Network Proj.) 5.125% 7/1/30	1,500,000	1,467,555
(Hebrew Home & Hosp. Proj.) Series B:
5.15% 8/1/28	2,255,000	2,300,213
5.2% 8/1/38	4,190,000	4,246,691
(Hosp. for Spl. Care Proj.) Series C, 5.25% 7/1/19 (Radian Asset Assurance, Inc. Insured)	1,170,000	1,209,078
(Loomis Chaffee School Proj.):
Series C, 5.5% 7/1/26 (MBIA Insured)	610,000	613,794
Series E, 5% 7/1/25	1,000,000	1,034,200
(Lutheran Gen. Health Care Sys. Proj.) 7.375% 7/1/19 (Escrowed to Maturity) (c)	2,795,000	3,366,885
(New Britain Gen. Hosp. Proj.) Series B, 6% 7/1/24 (AMBAC Insured)	1,940,000	1,942,173
(Saint Raphael Hosp. Proj.) Series H:
5.25% 7/1/14 (AMBAC Insured)	4,050,000	4,447,832
6.5% 7/1/13 (AMBAC Insured)	3,125,000	3,597,500
(Yale Univ. Proj.):
Series W, 5.125% 7/1/27	13,000,000	13,232,180
Series X1, 5% 7/1/42	14,015,000	14,349,538
(Yale-New Haven Hosp. Proj.) Series J-1:
5% 7/1/17 (AMBAC Insured)	3,095,000	3,362,099
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.: - continued
(Yale-New Haven Hosp. Proj.) Series J-1:
5% 7/1/18 (AMBAC Insured)	$ 3,020,000	$ 3,259,999
5% 7/1/19 (AMBAC Insured)	2,035,000	2,184,450
5% 7/1/31 (AMBAC Insured)	7,000,000	7,246,400
Connecticut Higher Ed. Supplemental Ln. Auth. Rev. (Family Ed. Ln. Prog.) Series A, 5.5% 11/15/09 (b)	350,000	349,479
Connecticut Muni. Elec. Energy Coop. Pwr. Supply Sys. Rev. Series A, 5% 1/1/12 (AMBAC Insured)	1,520,000	1,614,696
Connecticut Resource Recovery Auth. Resource Recovery Rev. (Fuel Co. Proj.) Series A:
5.125% 11/15/13 (MBIA Insured) (b)	3,000,000	3,069,930
5.5% 11/15/09 (MBIA Insured) (b)	5,500,000	5,655,980
Connecticut Spl. Tax Oblig. Rev. (Trans. Infrastructure Proj.):
Series A:
5% 7/1/15 (MBIA Insured)	5,010,000	5,471,120
5% 7/1/18 (AMBAC Insured)	2,000,000	2,149,780
5% 7/1/23 (AMBAC Insured)	3,260,000	3,434,051
5% 8/1/27 (AMBAC Insured)	2,000,000	2,111,180
7.125% 6/1/10	3,550,000	3,738,257
Series B:
5% 1/1/15 (FGIC Insured)	8,910,000	9,620,038
5.25% 7/1/16 (AMBAC Insured)	7,645,000	8,520,353
6.125% 9/1/12	7,130,000	7,738,902
6.5% 10/1/12	7,100,000	8,074,262
Fairfield Gen. Oblig. 5% 1/1/14	1,835,000	2,000,077
Greater New Haven Wtr. Poll. Cont. Auth. Reg'l. Wastewtr. Sys. Rev. Series A, 5% 8/15/35 (MBIA Insured)	1,000,000	1,035,760
Hartford Gen. Oblig.:
Series 2005 D:
5% 9/1/19 (MBIA Insured)	1,700,000	1,819,102
5% 9/1/22 (MBIA Insured)	1,700,000	1,801,643
Series A, 5.25% 8/1/15 (FSA Insured)	1,335,000	1,484,013
Naugatuck Ctfs. of Prtn. (Incineration Facilities Proj.) Series A:
5% 6/15/14 (AMBAC Insured) (b)	1,335,000	1,401,042
5% 6/15/17 (AMBAC Insured) (b)	775,000	808,751
Naugatuck Gen. Oblig. 5.875% 2/15/21 (AMBAC Insured)	3,105,000	3,455,710
New Britain Gen. Oblig.:
Series B, 6% 3/1/12 (MBIA Insured)	2,000,000	2,123,460
Municipal Bonds - continued
	Principal Amount	Value
Connecticut - continued
New Britain Gen. Oblig.: - continued
6% 2/1/12 (MBIA Insured)	$ 5,000	$ 5,508
New Haven Air Rights Parking Facility Rev. 5.375% 12/1/11 (AMBAC Insured)	1,165,000	1,254,204
New Haven Gen. Oblig.:
Series C, 5.125% 11/1/16 (Escrowed to Maturity) (c)	30,000	33,483
5% 2/1/14 (MBIA Insured)	2,080,000	2,252,536
5% 2/1/15 (MBIA Insured)	1,705,000	1,857,683
5% 11/1/15 (AMBAC Insured)	2,575,000	2,826,603
5% 11/1/16 (AMBAC Insured)	6,000,000	6,610,920
5% 2/1/20 (MBIA Insured)	1,925,000	2,047,353
5% 2/1/20 (Pre-Refunded to 2/1/15 @ 100) (c)	505,000	553,228
New Milford Gen. Oblig.:
5% 1/15/15 (AMBAC Insured)	1,025,000	1,117,640
5% 1/15/16 (AMBAC Insured)	1,025,000	1,122,867
5% 1/15/17 (AMBAC Insured)	1,025,000	1,126,393
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev.:
18th Series B1, 5% 8/1/28 (MBIA Insured)	4,655,000	4,830,680
Series A:
5.25% 8/1/19 (MBIA Insured)	1,020,000	1,144,879
5.25% 8/1/21 (MBIA Insured)	2,795,000	3,144,012
Stamford Gen. Oblig.:
5.25% 7/15/12	2,810,000	2,843,804
5.25% 7/15/14	6,565,000	7,180,403
5.25% 7/15/15	3,000,000	3,270,030
5.25% 2/1/21 (Pre-Refunded to 2/1/14 @ 100) (c)	1,045,000	1,150,900
5.25% 2/1/24 (Pre-Refunded to 2/1/14 @ 100) (c)	1,070,000	1,178,434
5.5% 7/15/13	2,675,000	2,921,127
5.5% 7/15/14	1,250,000	1,363,900
Stamford Hsg. Auth. Multi-family Rev. (Fairfield Apts. Proj.) 4.75%, tender 12/1/08 (a)(b)	6,000,000	6,046,920
Trumbull Gen. Oblig. 5% 1/15/17 (AMBAC Insured)	1,100,000	1,177,528
Univ. of Connecticut Series A, 5% 1/15/17 (MBIA Insured)	2,000,000	2,140,960
Watertown Gen. Oblig. 5% 8/1/18 (MBIA Insured)	1,060,000	1,149,263
West Hartford Gen. Oblig. Series A:
5% 1/15/14	1,135,000	1,237,672
5% 1/15/15	1,135,000	1,236,764
5% 1/15/16	1,135,000	1,229,784
West Haven Gen. Oblig. 5% 7/1/15 (MBIA Insured)	2,480,000	2,713,418
		373,242,651
Municipal Bonds - continued
	Principal Amount	Value
Guam - 0.3%
Guam Ed. Fing. Foundation Series A, 5% 10/1/14	$ 1,000,000	$ 1,049,390
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev. 5.875% 7/1/35	470,000	488,885
		1,538,275
Puerto Rico - 12.9%
Puerto Rico Commonwealth Gen. Oblig.:
(Pub. Impt. Proj.):
Series 2002 A, 5.5% 7/1/20 (MBIA Insured)	2,000,000	2,245,640
Series A, 5.5% 7/1/19 (MBIA Insured)	2,000,000	2,244,120
Series A, 5.5% 7/1/18 (MBIA Insured)	6,820,000	7,657,155
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev.:
Series 1996 Y, 5% 7/1/36 (Pre-Refunded to 7/1/16 @ 100) (c)	2,950,000	3,263,674
Series 1998 AA, 5.5% 7/1/19 (MBIA Insured)	2,500,000	2,829,725
Series BB, 5.25% 7/1/18 (AMBAC Insured)	3,000,000	3,331,560
Series Y, 5.5% 7/1/36 (Pre-Refunded to 7/1/16 @ 100) (c)	1,500,000	1,714,515
Series Z, 6.25% 7/1/15 (MBIA Insured)	1,000,000	1,165,590
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev.:
Series E, 5.5% 7/1/17 (FSA Insured)	5,400,000	6,144,660
Series N, 5.25% 7/1/34	1,500,000	1,624,395
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (c)	4,565,000	4,841,867
Series 2005 C, 5.5% 7/1/17 (AMBAC Insured)	6,010,000	6,736,128
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series JJ, 5.25% 7/1/15 (MBIA Insured)	5,000,000	5,466,150
Series QQ:
5.25% 7/1/14 (XL Cap. Assurance, Inc. Insured)	1,300,000	1,420,536
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	800,000	905,560
Series VV, 5.25% 7/1/24 (FGIC Insured)	2,500,000	2,738,800
Puerto Rico Muni. Fin. Agcy. Series 2005 C, 5.25% 8/1/17 (FSA Insured)	2,000,000	2,237,600
		56,567,675
Municipal Bonds - continued
	Principal Amount	Value
Virgin Islands - 0.2%
Virgin Islands Pub. Fin. Auth. Refinery Facilities Rev. 4.7% 7/1/22 (b)	$ 1,100,000	$ 1,041,018
TOTAL INVESTMENT PORTFOLIO - 98.5% (Cost $422,185,886)	432,389,619
NET OTHER ASSETS - 1.5%	6,453,008
NET ASSETS - 100%	$ 438,842,627
Swap Agreements
	Expiration Date	Notional Amount
Interest Rate Swaps
Receive quarterly a floating rate based on BMA Municipal Swap Index and pay quarterly a fixed rate equal to 3.847% with Citibank	Dec. 2018	$ 6,000,000	$ 191,421
Legend
(a) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(b) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(c) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	36.0%
Special Tax	16.8%
Escrowed/Pre-Refunded	12.7%
Health Care	9.0%
Education	6.7%
Electric Utilities	5.3%
Others* (individually less than 5%)	13.5%
100.0%
*Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $422,185,886)		$ 432,389,619
Cash		40,176
Receivable for fund shares sold		156,886
Interest receivable		7,033,276
Swap agreements, at value		191,421
Other receivables		16,180
Total assets		439,827,558

Liabilities
Payable for fund shares redeemed	$ 349,746
Distributions payable	390,772
Accrued management fee	132,804
Other affiliated payables	68,954
Other payables and accrued expenses	42,655
Total liabilities		984,931

Net Assets		$ 438,842,627
Net Assets consist of:
Paid in capital		$ 427,217,317
Distributions in excess of net investment income		(3,625)
Accumulated undistributed net realized gain (loss) on investments		1,233,781
Net unrealized appreciation (depreciation) on investments		10,395,154
Net Assets, for 38,781,699 shares outstanding		$ 438,842,627
Net Asset Value, offering price and redemption price per share ($438,842,627 ÷ 38,781,699 shares)		$ 11.32

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Interest		$ 18,630,904

Expenses
Management fee	$ 1,595,207
Transfer agent fees	290,302
Accounting fees and expenses	112,465
Custodian fees and expenses	6,316
Independent trustees' compensation	1,524
Registration fees	22,851
Audit	53,701
Legal	4,970
Miscellaneous	3,711
Total expenses before reductions	2,091,047
Expense reductions	(155,400)	1,935,647
Net investment income		16,695,257
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		1,226,091
Change in net unrealized appreciation (depreciation) on: Investment securities	(5,190,743)
Swap agreements	191,421
Total change in net unrealized appreciation (depreciation)		(4,999,322)
Net gain (loss)		(3,773,231)
Net increase (decrease) in net assets resulting from operations		$ 12,922,026

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 16,695,257	$ 16,663,488
Net realized gain (loss)	1,226,091	3,281,822
Change in net unrealized appreciation (depreciation)	(4,999,322)	1,728,089
Net increase (decrease) in net assets resulting from operations	12,922,026	21,673,399
Distributions to shareholders from net investment income	(16,680,792)	(16,651,892)
Distributions to shareholders from net realized gain	(3,007,749)	(3,980,932)
Total distributions	(19,688,541)	(20,632,824)
Share transactions Proceeds from sales of shares	94,055,713	71,533,839
Reinvestment of distributions	13,980,532	14,699,737
Cost of shares redeemed	(95,216,677)	(88,973,643)
Net increase (decrease) in net assets resulting from share transactions	12,819,568	(2,740,067)
Redemption fees	4,473	1,298
Total increase (decrease) in net assets	6,057,526	(1,698,194)

Net Assets
Beginning of period	432,785,101	434,483,295
End of period (including distributions in excess of net investment income of $3,625 and undistributed net investment income of $2,333, respectively)	$ 438,842,627	$ 432,785,101
Other Information Shares
Sold	8,371,215	6,307,680
Issued in reinvestment of distributions	1,241,280	1,295,433
Redeemed	(8,491,502)	(7,859,270)
Net increase (decrease)	1,120,993	(256,157)

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 11.49	$ 11.46	$ 11.68	$ 11.91	$ 11.69
Income from Investment Operations
Net investment income B	.431	.443	.461	.477	.489
Net realized and unrealized gain (loss)	(.090)	.135	(.146)	(.115)	.253
Total from investment operations	.341	.578	.315	.362	.742
Distributions from net investment income	(.431)	(.443)	(.460)	(.477)	(.487)
Distributions from net realized gain	(.080)	(.105)	(.075)	(.115)	(.035)
Total distributions	(.511)	(.548)	(.535)	(.592)	(.522)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 11.32	$ 11.49	$ 11.46	$ 11.68	$ 11.91
Total Return A	3.08%	5.21%	2.72%	3.11%	6.45%
Ratios to Average Net Assets C
Expenses before reductions	.48%	.48%	.49%	.49%	.50%
Expenses net of fee waivers, if any	.48%	.48%	.49%	.49%	.50%
Expenses net of all reductions	.44%	.42%	.47%	.48%	.49%
Net investment income	3.84%	3.91%	3.96%	4.05%	4.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 438,843	$ 432,785	$ 434,483	$ 426,783	$ 438,534
Portfolio turnover rate	11%	23%	16%	12%	14%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/07	% of fund's investments 5/31/07	% of fund's investments 11/30/06
0 - 30	78.5	89.1	89.4
31 - 90	2.4	3.6	1.7
91 - 180	4.4	4.7	2.8
181 - 397	14.7	2.6	6.1
Weighted Average Maturity
	11/30/07	5/31/07	11/30/06
Fidelity Connecticut Municipal Money Market Fund	47 Days	22 Days	29 Days
Connecticut Tax-Free Money Market Funds Average*	40 Days	27 Days	29 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
Variable Rate Demand Notes (VRDNs) 72.3%	Variable Rate Demand Notes (VRDNs) 86.9%
Commercial Paper (including CP Mode) 3.4%	Commercial Paper (including CP Mode) 3.9%
Tender Bonds 3.2%	Tender Bonds 2.2%
Municipal Notes 15.1%	Municipal Notes 4.8%
Fidelity Municipal Cash Central Fund 2.7%	Fidelity Municipal Cash Central Fund 0.0%
Other Investments 0.6%	Other Investments 0.5%
Net Other Assets 2.7%	Net Other Assets 1.7%

Current and Historical Seven-Day Yields
	12/3/07	9/3/07	5/28/07	2/26/07	11/27/06
Fidelity Connecticut Municipal Money Market Fund	3.13%	3.46%	3.37%	3.19%	3.19%
If Fidelity had not reimbursed certain fund expenses	3.13%	3.46%	3.37%	3.13%	3.18%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Investments November 30, 2007

Showing Percentage of Net Assets

Municipal Securities - 97.3%
	Principal Amount	Value
Connecticut - 82.2%
Bridgeport Gen. Oblig.:
Participating VRDN:
Series ROC II R 182, 3.67% (Liquidity Facility Citibank NA) (b)(f)	$ 2,865,000	$ 2,865,000
Series ROC II R 45, 3.67% (Liquidity Facility Citibank NA) (b)(f)	10,110,000	10,110,000
TAN 3.65% 2/1/08 (a)	19,300,000	19,301,930
Connecticut Gen. Oblig. Participating VRDN Series PT 4135, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	8,550,000	8,550,000
Connecticut Arpt. Rev. Participating VRDN Series MSTC 01 129, 3.68% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(e)(f)	17,915,000	17,915,000
Connecticut Dev. Auth. Health Care Rev. (Corp. for Independent Living Proj.):
Series 1990, 3.53%, LOC HSBC Bank USA, VRDN (b)	28,600,000	28,600,000
Series 1999, 3.53%, LOC HSBC Bank USA, VRDN (b)	1,880,000	1,880,000
Connecticut Dev. Auth. Poll. Cont. Rev. Bonds (New England Pwr. Co. Proj.) Series 1999:
3.55% tender 2/14/08, CP mode	10,900,000	10,900,000
3.65% tender 12/12/07, CP mode	7,500,000	7,500,000
Connecticut Gen. Oblig.:
Participating VRDN:
Series 1518, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	24,365,000	24,365,000
Series 75, 3.64% (Liquidity Facility Goldman Sachs Group, Inc.) (b)(f)	2,975,000	2,975,000
Series BA 02 A, 3.63% (Liquidity Facility Bank of America NA) (b)(f)	4,815,000	4,815,000
Series Floaters 01 681, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	10,200,000	10,200,000
Series LB 07 P30W, 3.73% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	17,665,000	17,665,000
Series MS 00 514, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	9,695,000	9,695,000
Series MS 01 1395, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	16,000,000	16,000,000
Series MS 01 571, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	24,415,000	24,415,000
Series MS 06 2139, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	5,555,000	5,555,000
Series MS 1053, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	22,835,000	22,835,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Gen. Oblig.: - continued
Participating VRDN:
Series MSTC 7008, 3.65% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	$ 5,000,000	$ 5,000,000
Series PA 888R, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	4,995,000	4,995,000
Series PT 1409, 3.66% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	12,240,000	12,240,000
Series PT 2223, 3.66% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	10,675,000	10,675,000
Series PT 2532, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,265,000	5,265,000
Series PT 2693, 3.61% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	44,160,000	44,160,000
Series PT 4118, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	25,260,000	25,260,000
Series Putters 1550, 3.6% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	6,850,000	6,850,000
Series Putters 1786, 3.6% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	8,930,000	8,930,000
Series Putters 2023, 3.6% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	17,445,000	17,445,000
Series Putters 2111, 3.6% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	23,600,000	23,600,000
Series Putters 320, 3.6% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	6,570,000	6,570,000
Series ROC II R 10174, 3.64% (Liquidity Facility Citibank NA) (b)(f)	8,810,000	8,810,000
Series ROC II R 10192, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	8,780,000	8,780,000
Series ROC II R 10274, 3.63% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	9,230,000	9,230,000
Series ROC II R 1064, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	6,700,000	6,700,000
Series ROC II R 3013, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	5,210,000	5,210,000
Series ROC II R 4009, 3.67% (Liquidity Facility Citigroup, Inc.) (b)(f)	18,535,000	18,535,000
Series ROC II R 4048, 3.67% (Liquidity Facility Citigroup, Inc.) (b)(f)	5,150,000	5,150,000
Series 2004 A, 3.62% (Liquidity Facility Landesbank Hessen-Thuringen), VRDN (b)	33,970,000	33,970,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Health & Edl. Facilities Auth. Rev.:
Bonds:
(Yale Univ. Proj.):
Series S-1, 3.74% tender 12/21/07, CP mode	$ 10,000,000	$ 10,000,000
Series S-2:
3.4% tender 3/11/08, CP mode	10,690,000	10,690,000
3.4% tender 3/12/08, CP mode	2,700,000	2,700,000
3.4% tender 3/12/08, CP mode	10,380,000	10,380,000
Series PT 905, 3.73%, tender 3/6/08 (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)(g)	36,280,000	36,280,000
Participating VRDN:
Series AAB 05 59, 3.64% (Liquidity Facility Bank of America NA) (b)(f)	18,995,000	18,995,000
Series EGL 02 6027 Class A, 3.64% (Liquidity Facility Bayerische Landesbank (UNGTD)) (b)(f)	19,805,000	19,805,000
Series EGL 04 19 Class A, 3.65% (Liquidity Facility Citibank NA) (b)(f)	14,850,000	14,850,000
Series LB 05 K6, 3.72% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(f)	9,230,000	9,230,000
Series MS 06 1884, 3.65% (Liquidity Facility Wells Fargo & Co.) (b)(f)	10,930,000	10,930,000
Series MS 2097, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	9,730,000	9,730,000
Series MS 2098, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	19,465,000	19,465,000
(Greenwich Family YMCA Proj.) Series A, 3.61%, LOC Bank of New York, New York, VRDN (b)	11,500,000	11,500,000
(Hartford Hosp. Proj.) Series B, 3.57%, LOC Bank of America NA, VRDN (b)	14,210,000	14,210,000
(Masonicare Corp. Proj.) Series C, 3.6%, LOC Wachovia Bank NA, VRDN (b)	19,900,000	19,900,000
(Sacred Heart Univ. Proj.) 3.59%, LOC Bank of America NA, VRDN (b)	8,420,000	8,420,000
(Univ. of Bridgeport Proj.) Series B, 3.6%, LOC Bank of Nova Scotia, New York Agcy., VRDN (b)	9,175,000	9,175,000
(Univ. of New Haven Proj.) 3.61%, LOC Wachovia Bank NA, VRDN (b)	7,825,000	7,825,000
Connecticut Health & Edl. Facilities Auth. Rev. Quinnipiac Univ. Participating VRDN Series Solar 07 27, 3.78% (Liquidity Facility U.S. Bank NA, Minnesota) (b)(f)(g)	26,305,000	26,305,000
Connecticut Home Fin. Auth. Participating VRDN:
Series 06-K73, 3.79% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)(f)	7,725,000	7,725,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Home Fin. Auth. Participating VRDN: - continued
Series 06-P62U, 3.79% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)(f)	$ 11,000,000	$ 11,000,000
Connecticut Hsg. Fin. Auth.:
Participating VRDN:
Series LB 05 L14, 3.79% (Liquidity Facility Lehman Brothers Hldgs., Inc.) (b)(e)(f)	9,000,000	9,000,000
Series MT 37, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	85,000	85,000
Series MT 374, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	925,000	925,000
Series MT 376, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	585,000	585,000
Series MT 63, 3.65% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(e)(f)	5,000	5,000
Series PT 2337, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	15,000	15,000
Series PT 3628, 3.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(e)(f)	5,760,000	5,760,000
Series ROC II R 402, 3.73% (Liquidity Facility Citibank NA) (b)(e)(f)	3,240,000	3,240,000
(Connecticut Gen. Hsg. Proj.) Series 2001 B4, 3.6% (AMBAC Insured), VRDN (b)(e)	4,300,000	4,300,000
Series 1990 C, 3.72% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (b)(e)	6,855,000	6,855,000
Series 1990 D, 3.72% (Liquidity Facility Fed. Home Ln. Bank of Boston), VRDN (b)(e)	12,326,000	12,326,000
Series 2001 A3, 3.6% (AMBAC Insured), VRDN (b)(e)	12,500,000	12,500,000
Subseries 2005 B2, 3.6% (AMBAC Insured), VRDN (b)(e)	38,800,000	38,800,000
Subseries 2005 D5, 3.63% (AMBAC Insured), VRDN (b)(e)	3,850,000	3,850,000
Subseries 2006 B2, 3.6% (AMBAC Insured), VRDN (b)(e)	49,475,000	49,475,000
Connecticut Hsg. Fin. Auth. Hsg. Mtg. Rev.:
(Connecticut Gen. Hsg. Proj.):
Series A-4, 3.68% (AMBAC Insured), VRDN (b)(e)	46,440,000	46,440,000
Series B-5, 3.6% (FSA Insured), VRDN (b)(e)	46,780,000	46,780,000
Series F, 3.6% (AMBAC Insured), VRDN (b)(e)	23,750,000	23,750,000
Connecticut Spl. Tax Oblig. Rev.:
Bonds:
(Trans. Infrastructure Proj.) Series A, 5% 8/1/08	7,980,000	8,062,805
Series B, 5% 10/1/08 (FSA Insured)	3,000,000	3,038,934
Participating VRDN:
Series MS 01 735, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	14,375,000	14,375,000
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Connecticut Spl. Tax Oblig. Rev.: - continued
Participating VRDN:
Series PA 1039R, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	$ 3,530,000	$ 3,530,000
Series PT 368, 3.66% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	8,700,000	8,700,000
Series PT 4459, 3.66% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	13,660,000	13,660,000
Series Putters 2270, 3.68% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	14,270,000	14,270,000
Series Putters 612, 3.6% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	5,200,000	5,200,000
Series ROC II R 122, 3.64% (Liquidity Facility Citibank NA) (b)(f)	12,265,000	12,265,000
Series ROC II R 4068 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	4,945,000	4,945,000
(Trans. Infrastructure Proj.):
Series 1, 3.53% (FSA Insured), VRDN (b)	20,800,000	20,800,000
Series 2003 1, 3.62% (AMBAC Insured), VRDN (b)	49,735,000	49,735,000
Series 2003 2, 3.62% (AMBAC Insured), VRDN (b)	63,375,000	63,375,000
East Haddam Gen. Oblig. BAN 4% 5/15/08	13,400,000	13,421,696
Fairfield Gen. Oblig. BAN 4.25% 7/25/08	18,100,000	18,165,524
Hamden Gen. Oblig. BAN 4.25% 7/25/08	12,300,000	12,339,882
Hartford County Metropolitan District Gen. Oblig. BAN 3.75% 6/12/08	63,825,000	63,970,738
Ledyard Gen. Oblig. BAN 4% 7/15/08	7,710,000	7,722,899
Meriden Gen. Oblig. BAN 4.25% 8/1/08	22,355,000	22,433,972
New Britain Gen. Oblig. BAN 4.25% 4/4/08	8,000,000	8,018,712
New Haven Gen. Oblig.:
Series A, 3.74% 12/21/07, LOC Landesbank Hessen-Thuringen, CP	5,000,000	5,000,000
3.35% 2/11/08, LOC Landesbank Hessen-Thuringen, CP	7,000,000	7,000,000
3.36% 3/13/08, LOC Landesbank Hessen-Thuringen, CP	2,593,000	2,593,000
North Branford Gen. Oblig. BAN 3.75% 11/12/08	14,500,000	14,555,829
Oxford Gen. Oblig. BAN 4% 8/4/08	18,830,000	18,904,383
Plainville Gen. Oblig. BAN 4% 7/8/08	12,000,000	12,039,358
South Central Reg'l. Wtr. Auth. Wtr. Sys. Rev.:
Participating VRDN Series EGL 06 75 Class A, 3.65% (Liquidity Facility Citibank NA) (b)(f)	7,005,000	7,005,000
Series 18B, 3.53% (MBIA Insured), VRDN (b)	13,150,000	13,150,000
Stafford Gen. Oblig. BAN 3.75% 8/15/08	9,075,000	9,101,194
Stamford Gen. Oblig. BAN 4.5% 6/4/08	39,300,000	39,449,463
Sterling Gen. Oblig. BAN 4% 2/1/08	8,265,000	8,270,143
Thompson Gen. Oblig. BAN 4% 12/13/07	6,500,000	6,500,931
Municipal Securities - continued
	Principal Amount	Value
Connecticut - continued
Town of Avon BAN 4% 10/23/08	$ 22,322,000	$ 22,437,622
Weston Gen. Oblig. Participating VRDN Series ROC II R 6501, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	1,840,000	1,840,000
		1,603,200,015
Puerto Rico - 12.4%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Participating VRDN Series ROC II R 10001 CE, 3.66% (Liquidity Facility Citigroup, Inc.) (b)(f)	18,000,000	18,000,000
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 3.65% (Liquidity Facility Wachovia Bank NA) (b)(f)	9,385,000	9,385,000
Series ROC II R 185, 3.66% (Liquidity Facility Citibank NA) (b)(f)	4,405,000	4,405,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN:
Series EC 1004, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	15,700,000	15,700,000
Series ROC II R 66, 3.63% (Liquidity Facility Citibank NA) (b)(f)	1,630,000	1,630,000
Series ROC II R 815, 3.63% (Liquidity Facility Citibank NA) (b)(f)	8,760,000	8,760,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series Merlots 00 FFF, 3.65% (Liquidity Facility Wachovia Bank NA) (b)(f)	5,920,000	5,920,000
Series Merlots 05 A20, 3.65% (Liquidity Facility Bank of New York, New York) (b)(f)	4,080,000	4,080,000
Series Merlots 98 B8, 3.65% (Liquidity Facility Wachovia Bank NA) (b)(f)	5,120,000	5,120,000
Series RobIns 14, 3.61% (Liquidity Facility Bank of New York, New York) (b)(f)	11,975,000	11,975,000
Series ROC II 98 1, 3.63% (Liquidity Facility Citibank NA) (b)(f)	2,000,000	2,000,000
Series ROC II 99 2, 3.63% (Liquidity Facility Citibank NA) (b)(f)	3,500,000	3,500,000
Series ROC II R 785 CE, 3.63% (Liquidity Facility Citigroup, Inc.) (b)(f)	6,510,000	6,510,000
Series ROC II R 789 CE, 3.63% (Liquidity Facility Citigroup, Inc.) (b)(f)	4,600,000	4,600,000
Series ROC II R 790, 3.63% (Liquidity Facility Citibank NA) (b)(f)	13,700,000	13,700,000
Municipal Securities - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN: - continued
Series ROC II R 814, 3.66% (Liquidity Facility Citibank NA) (b)(f)	$ 11,740,000	$ 11,740,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN:
Series EGL 00 5101 Class A, 3.62% (Liquidity Facility Banco Bilbao Vizcaya Argentaria SA) (b)(f)	10,000,000	10,000,000
Series Merlots 00 A15, 3.65% (Liquidity Facility Bank of New York, New York) (b)(f)	11,865,000	11,865,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series BBT 06, 3.64% (Liquidity Facility Branch Banking & Trust Co.) (b)(f)	23,025,000	23,025,000
Series MS 06 1845, 3.64% (Liquidity Facility Morgan Stanley) (b)(f)	5,939,000	5,939,000
Series MS 1276, 3.67% (Liquidity Facility Morgan Stanley) (b)(f)	7,900,000	7,900,000
Series PA 771, 3.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,015,000	5,015,000
Series Putters 147, 3.6% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	1,100,000	1,100,000
Series RobIns 16, 3.61% (Liquidity Facility Bank of New York, New York) (b)(f)	4,570,000	4,570,000
Series ROC II R 11001 CE, 3.63% (Liquidity Facility Citibank NA) (b)(f)	28,200,000	28,200,000
Series ROC II R 11003 CE, 3.63% (Liquidity Facility Citibank NA) (b)(f)	10,350,000	10,350,000
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Participating VRDN Series ROC II R 11146 Z, 3.66% (Liquidity Facility Citibank NA) (b)(f)	6,700,000	6,700,000
		241,689,000
Municipal Securities - continued
	Shares	Value
Other - 2.7%
Fidelity Municipal Cash Central Fund, 3.66% (c)(d)	53,657,000	$ 53,657,000
TOTAL INVESTMENT PORTFOLIO - 97.3% (Cost $1,898,546,015)		1,898,546,015
NET OTHER ASSETS - 2.7%		51,888,600
NET ASSETS - 100%		$ 1,950,434,615
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
CP - COMMERCIAL PAPER
TAN - TAX ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(f) Provides evidence of ownership in one or more underlying municipal bonds.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $62,585,000 or 3.2% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Connecticut Health & Edl. Facilities Auth. Rev. Bonds Series PT 905, 3.73%, tender 3/6/08 (Liquidity Facility Merrill Lynch & Co., Inc.)	3/13/07	$ 36,280,000
Connecticut Health & Edl. Facilities Auth. Rev. Quinnipiac Univ. Participating VRDN Series Solar 07 27, 3.78% (Liquidity Facility U.S. Bank NA, Minnesota)	2/8/07 - 5/3/07	$ 26,305,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 1,145,407

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,844,889,015)	$ 1,844,889,015
Fidelity Central Funds (cost $53,657,000)	53,657,000
Total Investments (cost $1,898,546,015)		$ 1,898,546,015
Cash		39,912,347
Receivable for investments sold		1,000,303
Receivable for fund shares sold		35,260,622
Interest receivable		14,338,876
Distributions receivable from Fidelity Central Funds		24,849
Receivable from investment adviser for expense reductions		4,082
Other receivables		348,316
Total assets		1,989,435,410

Liabilities
Payable for investments purchased	$ 19,301,930
Payable for fund shares redeemed	18,677,085
Distributions payable	43,439
Accrued management fee	581,612
Other affiliated payables	360,371
Other payables and accrued expenses	36,358
Total liabilities		39,000,795

Net Assets		$ 1,950,434,615
Net Assets consist of:
Paid in capital		$ 1,950,307,160
Undistributed net investment income		30,505
Accumulated undistributed net realized gain (loss) on investments		96,950
Net Assets, for 1,949,523,322 shares outstanding		$ 1,950,434,615
Net Asset Value, offering price and redemption price per share ($1,950,434,615 ÷ 1,949,523,322 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Interest		$ 61,628,003
Income from Fidelity Central Funds		1,145,407
Total income		62,773,410

Expenses
Management fee	$ 6,424,942
Transfer agent fees	1,844,128
Accounting fees and expenses	175,307
Custodian fees and expenses	25,873
Independent trustees' compensation	5,913
Registration fees	8,596
Audit	44,780
Legal	11,972
Miscellaneous	9,592
Total expenses before reductions	8,551,103
Expense reductions	(1,794,225)	6,756,878
Net investment income		56,016,532
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	155,151
Capital gain distributions from Fidelity Central Funds	537
Total net realized gain (loss)		155,688
Net increase in net assets resulting from operations		$ 56,172,220

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 56,016,532	$ 41,544,622
Net realized gain (loss)	155,688	51,353
Net increase in net assets resulting from operations	56,172,220	41,595,975
Distributions to shareholders from net investment income	(56,016,410)	(41,542,016)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	4,681,576,772	3,561,033,862
Reinvestment of distributions	55,453,852	41,104,856
Cost of shares redeemed	(4,296,968,938)	(3,329,405,602)
Net increase (decrease) in net assets and shares resulting from share transactions	440,061,686	272,733,116
Total increase (decrease) in net assets	440,217,496	272,787,075

Net Assets
Beginning of period	1,510,217,119	1,237,430,044
End of period (including undistributed net investment income of $30,505 and undistributed net investment income of $30,383, respectively)	$ 1,950,434,615	$ 1,510,217,119

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.032	.029	.019	.007	.006
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.032	.029	.019	.007	.006
Distributions from net investment income	(.032)	(.029)	(.019)	(.007)	(.006)
Distributions from net realized gain	-	-	- D	-	-
Total distributions	(.032)	(.029)	(.019)	(.007)	(.006)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	3.24%	2.97%	1.89%	.71%	.62%
Ratios to Average Net Assets B, C
Expenses before reductions	.49%	.50%	.50%	.50%	.50%
Expenses net of fee waivers, if any	.48%	.48%	.48%	.48%	.48%
Expenses net of all reductions	.39%	.37%	.39%	.46%	.47%
Net investment income	3.19%	2.94%	1.88%	.71%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,950,435	$ 1,510,217	$ 1,237,430	$ 1,065,703	$ 1,054,577

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity Connecticut Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity Connecticut Municipal Money Market Fund (the Money Market Fund) is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of Connecticut.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. For the Income Fund, debt securities, including restricted securities, for which quotes are readily available, are

Annual Report

3. Significant Accounting Policies - continued

Security Valuation - continued

valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity and type as well as dealer supplied prices.

When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Funds will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distribution from the Fidelity Central Funds, market discount, deferred trustees compensation and capital loss carryforwards.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity Connecticut Municipal Income Fund	$ 421,908,439	$ 11,570,611	$ (1,089,431)	$ 10,481,180
Fidelity Connecticut Municipal Money Market Fund	1,898,546,015	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Fidelity Connecticut Municipal Income Fund	$ 2,804	$ 1,043,518
Fidelity Connecticut Municipal Money Market Fund	31,807	47,021

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

November 30, 2007
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 16,680,792	$ -	$ 3,007,749	$ 19,688,541
Fidelity Connecticut Municipal Money Market Fund	56,016,410	-	-	56,016,410
November 30, 2006
	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity Connecticut Municipal Income Fund	$ 16,651,892	$ -	$ 3,980,932	$ 20,632,824
Fidelity Connecticut Municipal Money Market Fund	41,542,016	-	-	41,542,016

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, certain Funds identify securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

Swap Agreements. The Income Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk.

Interest rate swaps are agreements to exchange cash flows periodically based on a notional principal amount, for example, the exchange of fixed rate interest payments for floating rate interest payments. The primary risk associated with interest rate swaps is that unfavorable changes in the fluctuation of interest rates could adversely impact the Fund.

Swaps are marked-to-market daily based on dealer-supplied valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the swap agreement. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the Fund's custodian in compliance with swap contracts. Risks may exceed amounts recognized on the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Fund's Schedule of Investments under the caption "Swap Agreements."

Annual Report

5. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, for the Income Fund aggregated $66,086,818 and $48,854,488, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide the Funds with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity Connecticut Municipal Income Fund	.25%	.12%	.37%
Fidelity Connecticut Municipal Money Market Fund	.25%	.12%	.37%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Fund's transfer and shareholder servicing agent and accounting functions. The Funds pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity Connecticut Municipal Income Fund	.07%	|
Fidelity Connecticut Municipal Money Market Fund	.11%

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity Connecticut Municipal Income Fund	$ 914

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

FMR voluntarily agreed to reimburse Funds to the extent annual operating expenses exceeded certain levels of average net assets as noted in the table below. Some expenses, for example interest expense, including commitment fees, are excluded from this reimbursement.

The following Funds were in reimbursement during the period:

	Expense Limitations	Reimbursement from adviser

Fidelity Connecticut Municipal Money Market Fund	.48%	$ 132,178

In addition, through arrangements with each applicable Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce each applicable Fund's expenses. All of the applicable expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Fidelity Connecticut Municipal Income Fund	$ 6,316	$ 143,204	$ 5,880
Fidelity Connecticut Municipal Money Market Fund	25,873	1,615,850	20,324

Annual Report

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Connecticut Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity Connecticut Municipal Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 373 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The funds' Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

Annual Report

Trustees and Officers - continued

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Mr. Curvey, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of Connecticut Municipal Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present). Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007). Mr. Morrison served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Senior Vice President of FIMM (2003-present) and Vice President of FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of Connecticut Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of Connecticut Municipal Money Market and Connecticut Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of Connecticut Municipal Money Market and Connecticut Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity Connecticut Municipal Income Fund	$ 1,226,090
Fidelity Connecticut Municipal Money Market Fund	$ 97,013

During fiscal year ended 2007, 100% of each fund's income dividends were free from federal income tax, and 10.52% and 29.63% of Fidelity Connecticut Municipal Income Fund and Fidelity Connecticut Municipal Money Market Fund's income dividends, respectively, were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity Connecticut Municipal Income Fund / Fidelity Connecticut Municipal Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Connecticut Municipal Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for the one- and three-year periods and the first quartile for the five-year period. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Annual Report

Fidelity Connecticut Municipal Money Market Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 26% would mean that 74% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity Connecticut Municipal Income Fund

Annual Report

Fidelity Connecticut Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006. Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in the fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

Annual Report

The Board recognized that each fund's management contract incorporates a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

CTR-UANN-0108
1.786713.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity®

New Jersey AMT
Tax-Free Money Market Fund -

New Jersey AMT Tax-Free
Money Market

Institutional Class

Service Class

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders.
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Investment Changes/ Performance	<Click Here>	A summary of major shifts in the fund's investments over the past year.
Investments	<Click Here>	A complete list of the fund's investments with their market values.
Financial Statements	<Click Here>	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	<Click Here>	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-8544 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period* June 1, 2007 to November 30, 2007
New Jersey AMT Tax-Free
Actual	$ 1,000.00	$ 1,017.00	$ 1.52
HypotheticalA	$ 1,000.00	$ 1,023.56	$ 1.52
Institutional Class
Actual	$ 1,000.00	$ 1,017.50	$ 1.01
HypotheticalA	$ 1,000.00	$ 1,024.07	$ 1.01
Service Class
Actual	$ 1,000.00	$ 1,016.20	$ 2.27
HypotheticalA	$ 1,000.00	$ 1,022.81	$ 2.28

A 5% return per year before expenses

* Expenses are equal to each Class' annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
New Jersey AMT Tax-Free	.30%
Institutional Class	.20%
Service Class	.45%

Annual Report

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/07	% of fund's investments 5/31/07	% of fund's investments 11/30/06
0 - 30	81.0	86.4	82.6
31 - 90	2.6	3.1	5.0
91 - 180	5.8	2.6	3.0
181 - 397	10.6	7.9	9.4
Weighted Average Maturity
	11/30/07	5/31/07	11/30/06
Fidelity New Jersey AMT Tax-Free Money Market Fund	42 Days	33 Days	37 Days
New Jersey Tax-Free Money Market Funds Average*	36 Days	33 Days	36 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
Variable Rate Demand Notes (VRDNs) 69.3%	Variable Rate Demand Notes (VRDNs) 83.9%
Tender Bonds 1.5%	Tender Bonds 1.6%
Municipal Notes 17.7%	Municipal Notes 11.1%
Fidelity Tax-Free Cash Central Fund 8.7%	Fidelity Tax-Free Cash Central Fund 1.4%
Other Investments 1.6%	Other Investments 1.0%
Net Other Assets 1.2%	Net Other Assets 1.0%

*Source: iMoneyNet, Inc.

Annual Report

Current and Historical Seven-Day Yields

	12/3/07	9/3/07	5/28/07	2/26/07	11/27/06

Fidelity New Jersey AMT Tax-Free Money Market	3.30%	3.62%	3.53%	3.31%	3.33%

If Fidelity had not reimbursed certain fund expenses	-	-	-	3.19%	3.25%

Current and Historical Seven-Day Yields

	12/3/07	9/3/07	5/28/07	2/26/07	11/27/06

Fidelity New Jersey AMT Tax-Free Money Market Fund - Institutional Class	3.40%	3.72%	3.63%	-	-

If Fidelity had not reimbursed certain fund expenses	3.34%	3.67%	3.58%	-	-

Current and Historical Seven-Day Yields

	12/3/07	9/3/07	5/28/07	2/26/07	11/27/06

Fidelity New Jersey AMT Tax-Free Money Market Fund - Service Class	3.15%	3.47%	3.38%	-	-

If Fidelity had not reimbursed certain fund expenses	3.09%	3.42%	3.29%	-	-

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

Annual Report

Investments November 30, 2007

Showing Percentage of Net Assets

Municipal Securities - 98.8%
	Principal Amount	Value
Delaware/New Jersey - 0.3%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	$ 4,955,000	$ 4,955,000
New Jersey - 70.6%
Aberdeen Township Gen. Oblig. BAN 4.25% 7/24/08	7,073,742	7,096,138
Barnegat Township Board of Ed. BAN 4.25% 12/3/07	9,700,000	9,700,265
Brick Township Gen. Oblig. BAN 4% 12/7/07	5,949,468	5,949,892
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	445,000	445,000
Burlington County Gen. Oblig. BAN:
4% 12/27/07	2,600,000	2,600,715
4% 9/12/08	14,700,000	14,743,194
Casino Reinvestment Dev. Auth. Packaging Fee Rev. Participating VRDN Series MSTC 01 175, 3.65% (Liquidity Facility Bear Stearns Companies, Inc.) (b)(f)	13,765,000	13,765,000
Casino Reinvestment Dev. Auth. Rev. Participating VRDN Series Merlots 05 A3, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	9,250,000	9,250,000
Cinnaminson Township BAN 4% 4/24/08	6,000,000	6,006,412
Collingswood School District BAN 4% 10/3/08	6,100,000	6,121,241
East Brunswick Township Gen. Oblig. BAN 4.25% 6/27/08	15,731,360	15,773,761
Englewood Gen. Oblig. BAN 4.25% 7/1/08	14,326,139	14,366,290
Essex County Gen. Oblig. BAN 4.25% 8/20/08	17,000,000	17,071,781
Essex County Impt. Auth. Rev. Participating VRDN:
Series MT 18, 3.67% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	5,900,000	5,900,000
Series PT 4003, 3.78% (Liquidity Facility Dexia Cr. Local de France) (b)(f)(g)	4,000,000	4,000,000
Fair Haven Borough BAN 4% 2/19/08	4,526,642	4,529,318
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN:
Series Merlots 05 A23, 3.67% (Liquidity Facility Bank of New York, New York) (b)(f)	2,975,000	2,975,000
Series PT 1916, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	1,885,000	1,885,000
Gloucester County Gen. Oblig. BAN Series A, 4% 10/17/08	6,400,000	6,430,338
Haledon Gen. Oblig. BAN 4% 4/25/08	8,878,000	8,887,553
Howell Township Gen. Oblig. TAN 4% 3/6/08	7,000,000	7,005,538
Jackson Township Gen. Oblig. BAN 3.75% 12/5/08 (a)	8,087,729	8,119,676
Lincoln Park Gen. Oblig. BAN 4% 2/27/08	7,100,000	7,105,115
Madison Borough Gen. Oblig. BAN 4% 10/17/08	10,000,000	10,044,005
Mendham Township Gen. Oblig. BAN 4% 12/28/07	5,000,000	5,001,568
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Middlesex County Gen. Oblig. BAN 4% 12/21/07	$ 8,500,000	$ 8,501,540
Montclair Township Gen. Oblig.:
Bonds 4% 12/21/07	7,000,000	7,001,626
BAN:
4% 3/14/08	4,500,000	4,504,308
4% 3/14/08	10,100,000	10,109,669
New Jersey Participating VRDN Series Clipper 07 20, 3.68% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(f)	21,000,000	21,000,000
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (Catholic Cmnty. Services) Series 1995, 3.61%, LOC Wachovia Bank NA, VRDN (b)	1,830,000	1,830,000
New Jersey Econ. Dev. Auth. Rev.:
Bonds Series PT 3824, 3.73%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France) (b)(f)(g)	19,240,000	19,240,000
Participating VRDN:
Series 06 1474, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	7,060,000	7,060,000
Series EGL 06 0135, 3.63% (Liquidity Facility Banco Bilbao Vizcaya Argentaria SA) (b)(f)	7,500,000	7,500,000
Series MACN 06 B, 3.63% (Liquidity Facility Bank of America NA) (b)(f)	7,995,000	7,995,000
Series Merlots 04 B14, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	10,990,000	10,990,000
Series MSCO 01 572, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	10,821,500	10,821,500
Series MT 14, 3.61% (Liquidity Facility BNP Paribas SA) (b)(f)	12,000,000	12,000,000
Series MT 34, 3.64% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	3,495,000	3,495,000
Series ROC II R 11122, 3.64% (Liquidity Facility Citibank NA) (b)(f)	10,785,000	10,785,000
Series ROC II R298, 3.64% (Liquidity Facility Citibank NA) (b)(f)	12,295,000	12,295,000
Series UBS 07 14, 3.63% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	7,200,000	7,200,000
New Jersey Edl. Facilities Auth. Rev. Participating VRDN:
Series Putters 1630, 3.62% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	5,915,000	5,915,000
Series ROC II R 10284, 3.65% (Liquidity Facility Citigroup, Inc.) (b)(f)	1,240,000	1,240,000
New Jersey Envir. Infrastructure Trust Participating VRDN:
Series PT 1556, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,540,000	5,540,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Envir. Infrastructure Trust Participating VRDN: - continued
Series PT 1560, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	$ 5,905,000	$ 5,905,000
Series Putters 2193, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	2,405,000	2,405,000
New Jersey Gen. Oblig.:
Participating VRDN:
Series Clipper 06 12, 3.62% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(f)	22,600,000	22,600,000
Series Merlots 2007 C97, 3.67% (Liquidity Facility Bank of New York, New York) (b)(f)	7,950,000	7,950,000
Series PT 3272, 3.63% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	2,480,000	2,480,000
Series PT 3508, 3.61% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	4,355,000	4,355,000
TRAN 4.5% 6/24/08	51,700,000	51,964,856
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN:
Series Merlots 06 F1, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	11,070,000	11,070,000
Series MS 01 833, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	8,085,000	8,085,000
Series UBS 07 10, 3.63% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	10,000,000	10,000,000
New Jersey Sports & Exposition Auth. Contract Rev. Participating VRDN Series PA 649R, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	1,000,000	1,000,000
New Jersey Tobacco Settlement Fing. Corp.:
Bonds:
Series Merlots 07 C71, 3.78%, tender 2/14/08 (Liquidity Facility Bank of New York, New York) (b)(f)(g)	2,950,000	2,950,000
4.375% 6/1/19 (Pre-Refunded to 6/1/08 @ 100) (e)	6,015,000	6,034,810
Participating VRDN:
Series Clipper 07 9, 3.63% (Liquidity Facility State Street Bank & Trust Co., Boston) (b)(f)	10,860,000	10,860,000
Series Merlots 07 C72, 3.67% (Liquidity Facility Bank of New York, New York) (b)(f)	12,220,000	12,220,000
Series MT 364, 3.62% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	9,240,000	9,240,000
Series Putters 1734 B, 3.66% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	46,245,000	46,245,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Tobacco Settlement Fing. Corp.: - continued
Participating VRDN:
Series Putters 1806 B, 3.62% (Liquidity Facility JPMorgan Chase & Co.) (b)(f)	$ 75,000,000	$ 74,999,999
Series ROC II R 11028 CE, 3.64% (Liquidity Facility Citibank NA) (b)(f)	3,060,000	3,060,000
Series ROC II R 756 CE, 3.65% (Liquidity Facility Citibank NA) (b)(f)	45,755,000	45,748,242
Series ROC II R 818 CE, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	3,250,000	3,250,000
New Jersey Tpk. Auth. Tpk. Rev.:
Participating VRDN:
Series AAB 00 6, 3.62% (Liquidity Facility Bank of America NA) (b)(f)	7,980,000	7,980,000
Series Merlots 00 EEE, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	19,200,000	19,200,000
Series MS 03 835, 3.69% (Liquidity Facility Morgan Stanley) (b)(f)	6,595,000	6,595,000
Series MS 06 1487, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	5,975,000	5,975,000
Series PA 613, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	7,000,000	7,000,000
Series PA 667, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	4,995,000	4,995,000
Series PA 670, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	4,000,000	4,000,000
Series PA 751, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	9,995,000	9,995,000
Series Putters 155, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	600,000	600,000
Series ROC II R 10040, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	6,000,000	6,000,000
Series ROC II R 10086, 3.64% (Liquidity Facility Citibank NA) (b)(f)	5,825,000	5,825,000
Series ROC II R 10294, 3.67% (Liquidity Facility Citigroup, Inc.) (b)(f)	6,120,000	6,120,000
Series ROC II R4032, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	5,490,000	5,490,000
Series ROC II R549, 3.64% (Liquidity Facility Citibank NA) (b)(f)	2,315,000	2,315,000
Series ROC II R6042, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	9,975,000	9,975,000
Series 2003 C1, 3.62% (FSA Insured), VRDN (b)	21,215,000	21,215,000
Series 2003 C2, 3.62% (FSA Insured), VRDN (b)	4,300,000	4,300,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Trans. Corp. Ctfs. of Prtn. Fed. Trans. Administrative Grants Rev. Participating VRDN Series PT 4037, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	$ 4,645,000	$ 4,645,000
New Jersey Trans. Trust Fund Auth.:
Bonds:
Series C, 5.25% 12/15/08 (AMBAC Insured)	16,430,000	16,737,774
Series PT 2500, 3.63%, tender 12/7/07 (Liquidity Facility Dexia Cr. Local de France) (b)(f)	12,360,000	12,360,000
Participating VRDN:
Series BA 07 324, 3.63% (Liquidity Facility Bank of America NA) (b)(f)	5,000,000	5,000,000
Series DB 447, 3.65% (Liquidity Facility Deutsche Bank AG) (b)(f)	29,200,000	29,200,000
Series GS 06 38TPZ, 3.64% (Liquidity Facility Wells Fargo & Co.) (b)(f)	2,780,000	2,780,000
Series Merlots 06 B23, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	24,915,000	24,915,000
Series Merlots 07 C8, 3.67% (Liquidity Facility Bank of New York, New York) (b)(f)	5,120,000	5,120,000
Series Merlots 07 C80, 3.67% (Liquidity Facility Bank of New York, New York) (b)(f)	11,300,000	11,300,000
Series MS 00 224, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	1,695,000	1,695,000
Series MS 06 2085, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	9,905,000	9,905,000
Series MS 963D, 3.69% (Liquidity Facility Morgan Stanley) (b)(f)	2,300,000	2,300,000
Series MS 98 54, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	12,795,000	12,795,000
Series MT 245, 3.61% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (b)(f)	20,000,000	20,000,000
Series MT 458, 3.63% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	16,495,000	16,495,000
Series PA 646, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,020,000	5,020,000
Series PT 2363A, 3.61% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	12,785,000	12,785,000
Series PT 2572, 3.63% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	1,880,000	1,880,000
Series PT 3472, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	9,555,000	9,555,000
Series PT 3495, 3.63% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	17,555,000	17,555,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Trans. Trust Fund Auth.: - continued
Participating VRDN:
Series PT 3859, 3.63% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	$ 9,680,000	$ 9,680,000
Series Putters 1143, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	11,990,000	11,990,000
Series Putters 1144, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	995,000	995,000
Series Putters 2195, 3.68% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	12,500,000	12,500,000
Series Putters 2196, 3.68% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	1,000,000	1,000,000
Series Putters 503, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	1,290,000	1,290,000
Series Putters 504, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	5,295,000	5,295,000
Series Putters 820, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	5,035,000	5,035,000
Series PZ 109, 3.66% (Liquidity Facility Dexia Cr. Local de France) (b)(f)	6,900,000	6,900,000
Series PZ 110, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,710,000	5,710,000
Series ROC II R 10157, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	2,905,000	2,905,000
Series ROC II R 11182 WFZ, 3.64% (Liquidity Facility Wells Fargo & Co.) (b)(f)	6,815,000	6,815,000
Series ROC II R 684Z, 3.66% (Liquidity Facility Citibank NA) (b)(f)	2,580,000	2,580,000
Series ROC II R7516, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	5,280,000	5,280,000
Series Stars 07 46, 3.62% (Liquidity Facility BNP Paribas SA) (b)(f)	4,770,000	4,770,000
Series UBS 07 1039, 3.63% (Liquidity Facility Bank of New York, New York) (b)(f)	4,850,000	4,850,000
New Jersey Transit Corp. Ctfs. of Prtn. Participating VRDN Series PT 3751, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	5,000,000	5,000,000
Newark Gen. Oblig. Participating VRDN Series ROC II R 4539, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	8,245,000	8,245,000
Newark Hsg. Auth. Participating VRDN Series BBT 2044, 3.64% (Liquidity Facility Branch Banking & Trust Co.) (b)(f)	4,200,000	4,200,000
Newark Port Auth. Rev. Participating VRDN Series DB 343, 3.66% (Liquidity Facility Deutsche Bank AG) (b)(f)	9,185,000	9,185,000
North Brunswick Township Gen. Oblig. BAN Series A, 4.25% 8/19/08	11,728,000	11,774,891
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Passaic County Gen. Oblig. BAN 4% 5/14/08	$ 15,000,000	$ 15,020,817
Toms River BAN 4% 12/12/07	12,600,000	12,601,038
Trenton Gen. Oblig. BAN 4% 5/16/08	13,700,000	13,717,474
Union County Gen. Oblig. BAN 4.25% 5/1/08	6,800,000	6,815,127
Union Township Gen. Oblig. BAN 4% 1/10/08	5,920,086	5,921,410
West Milford Township Gen. Oblig. BAN 4% 4/25/08	6,241,585	6,249,250
Woodbridge Township Board of Ed. BAN 4% 12/26/07	10,190,000	10,192,227
		1,258,359,358
New Jersey/Pennsylvania - 3.7%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Participating VRDN:
Series EGL 07 0154, 3.65% (Liquidity Facility Landesbank Hessen-Thuringen) (b)(f)	3,795,000	3,795,000
Series Putters 2166, 3.66% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	5,870,000	5,870,000
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 3.7% (Liquidity Facility Wachovia Bank NA) (b)(f)	4,110,000	4,110,000
Series Merlots 00 K, 3.67% (Liquidity Facility Wachovia Bank NA) (b)(f)	13,000,000	13,000,000
Series PA 606, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	14,200,000	14,200,000
Series SG 53, 3.61% (Liquidity Facility Societe Generale) (b)(f)	18,640,000	18,640,000
Series SGA 89, 3.63% (Liquidity Facility Societe Generale) (b)(f)	6,000,000	6,000,000
		65,615,000
New York & New Jersey - 3.9%
Port Auth. of New York & New Jersey:
Participating VRDN:
Series EGL 03 59 Class A, 3.65% (Liquidity Facility Citibank NA) (b)(f)	5,000,000	5,000,000
Series MS 06 1928, 3.66% (Liquidity Facility Morgan Stanley) (b)(f)	8,925,000	8,925,000
Series PA 1251, 3.63% (Liquidity Facility Bank of New York, New York) (b)(f)	1,900,000	1,900,000
Series Putters 2092, 3.62% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	13,300,000	13,300,000
Municipal Securities - continued
	Principal Amount	Value
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Participating VRDN:
Series ROC II R 12008, 3.64% (Liquidity Facility Citigroup, Inc.) (b)(f)	$ 8,700,000	$ 8,700,000
Series ROC II R475, 3.64% (Liquidity Facility Citibank NA) (b)(f)	2,940,000	2,940,000
Series 1992 2, 3.63%, VRDN (b)(g)	6,900,000	6,900,000
Series 1997 1, 3.63%, VRDN (b)(g)	8,900,000	8,900,000
Series 1997 2, 3.63%, VRDN (b)(g)	10,400,000	10,400,000
Series 2004 1, 3.64%, VRDN (b)	2,000,000	2,000,000
		68,965,000
Puerto Rico - 11.6%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Participating VRDN Series ROC II R 10001 CE, 3.66% (Liquidity Facility Citigroup, Inc.) (b)(f)	29,100,000	29,100,000
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 3.65% (Liquidity Facility Wachovia Bank NA) (b)(f)	900,000	900,000
Series PA 774R, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	1,770,000	1,770,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN:
Series EC 1004, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	20,100,000	20,100,000
Series Merlots 07 C110, 3.65% (Liquidity Facility Bank of New York, New York) (b)(f)	12,500,000	12,500,000
Series ROC II R 66, 3.63% (Liquidity Facility Citibank NA) (b)(f)	685,000	685,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series MACN 06 M, 3.6% (Liquidity Facility Bank of America NA) (b)(f)	3,005,000	3,005,000
Series MACN 06 R, 3.6% (Liquidity Facility Bank of America NA) (b)(f)	2,000,000	2,000,000
Series Merlots 00 FFF, 3.65% (Liquidity Facility Wachovia Bank NA) (b)(f)	2,710,000	2,710,000
Series ROC II R 785 CE, 3.63% (Liquidity Facility Citigroup, Inc.) (b)(f)	3,815,000	3,815,000
Series ROC II R 790, 3.63% (Liquidity Facility Citibank NA) (b)(f)	20,160,000	20,160,000
Puerto Rico Commonwealth Infrastructure Fing. Auth. Participating VRDN Series MT 258, 3.6% (Liquidity Facility Bayerische Landesbank (UNGTD)) (b)(f)	19,555,000	19,555,000
Municipal Securities - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series Merlots 07 C58, 3.65% (Liquidity Facility Bank of New York, New York) (b)(f)	$ 8,255,000	$ 8,255,000
Series MS 06 1845, 3.64% (Liquidity Facility Morgan Stanley) (b)(f)	11,600,000	11,600,000
Series MS 1276, 3.67% (Liquidity Facility Morgan Stanley) (b)(f)	9,100,000	9,100,000
Series PA 561, 3.76% (Liquidity Facility Merrill Lynch & Co., Inc.) (b)(f)	7,000,000	7,000,000
Series Putters 147, 3.6% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	2,900,000	2,900,000
Series Putters 1816, 3.6% (Liquidity Facility JPMorgan Chase Bank) (b)(f)	10,615,000	10,615,000
Series RobIns 16, 3.61% (Liquidity Facility Bank of New York, New York) (b)(f)	2,165,000	2,165,000
Series ROC II R 11001 CE, 3.63% (Liquidity Facility Citibank NA) (b)(f)	13,000,000	13,000,000
Series ROC II R 11110 CE, 3.63% (Liquidity Facility Citibank NA) (b)(f)	10,000,000	10,000,000
Series ROC II R179, 3.63% (Liquidity Facility Citibank NA) (b)(f)	1,495,000	1,495,000
Puerto Rico Pub. Bldg. Auth. Participating VRDN Series DFA 07 02, 3.63% (Liquidity Facility DEPFA BANK PLC) (b)(f)	15,300,000	15,300,000
		207,730,000
Other - 8.7%	Shares
Fidelity Tax-Free Cash Central Fund, 3.61% (c)(d)	154,879,000	154,879,000
TOTAL INVESTMENT PORTFOLIO - 98.8% (Cost $1,760,503,358)		1,760,503,358
NET OTHER ASSETS - 1.2%		20,619,148
NET ASSETS - 100%		$ 1,781,122,506
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
TAN - TAX ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend
(a) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(b) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(c) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Tax-Free Cash Central Fund.

(d) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.

(g) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $52,390,000 or 2.9% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Essex County Impt. Auth. Rev. Participating VRDN Series PT 4003, 3.78% (Liquidity Facility Dexia Cr. Local de France)	4/4/07	$ 4,000,000
Security	Acquisition Date	Cost
New Jersey Econ. Dev. Auth. Rev. Bonds Series PT 3824, 3.73%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France)	1/11/07 - 5/8/07	$ 19,240,000
New Jersey Tobacco Settlement Fing. Corp. Bonds Series Merlots 07 C71, 3.78%, tender 2/14/08 (Liquidity Facility Bank of New York, New York)	9/4/07	$ 2,950,000
Port Auth. of New York & New Jersey Series 1992 2, 3.63%, VRDN	2/14/92	$ 6,900,000
Port Auth. of New York & New Jersey Series 1997 1, 3.63%, VRDN	8/9/02	$ 8,900,000
Port Auth. of New York & New Jersey Series 1997 2, 3.63%, VRDN	9/15/97	$ 10,400,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Tax-Free Cash Central Fund	$ 769,023

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007
Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $1,605,624,358)	$ 1,605,624,358
Fidelity Central Funds (cost $154,879,000)	154,879,000
Total Investments (cost $1,760,503,358)		$ 1,760,503,358
Cash		11,117,903
Receivable for investments sold		7,033,197
Receivable for fund shares sold		4,652,884
Interest receivable		22,057,314
Distributions receivable from Fidelity Central Funds		254,396
Receivable from investment adviser for expense reductions		45,826
Other receivables		177,223
Total assets		1,805,842,101

Liabilities
Payable for investments purchased Regular delivery	$ 13,572,361
Delayed delivery	8,119,676
Payable for fund shares redeemed	2,113,361
Distributions payable	515,368
Accrued management fee	294,129
Distribution fees payable	264
Other affiliated payables	104,436
Total liabilities		24,719,595

Net Assets		$ 1,781,122,506
Net Assets consist of:
Paid in capital		$ 1,780,652,933
Undistributed net investment income		3,274
Accumulated undistributed net realized gain (loss) on investments		466,299
Net Assets		$ 1,781,122,506

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

November 30, 2007
New Jersey AMT Tax-Free Money Market: Net Asset Value, offering price and redemption price per share ($729,159,304 ÷ 728,683,844 shares)	$ 1.00

Institutional Class: Net Asset Value, offering price and redemption price per share ($1,050,691,487 ÷ 1,050,390,013 shares)	$ 1.00

Service Class: Net Asset Value, offering price and redemption price per share ($1,271,715 ÷ 1,271,337 shares)	$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007
Investment Income
Interest		$ 53,726,799
Income from Fidelity Central Funds		769,023
Total income		54,495,822

Expenses
Management fee	$ 3,942,469
Transfer agent fees	832,671
Distribution fees	1,861
Independent trustees' compensation	4,995
Total expenses before reductions	4,781,996
Expense reductions	(1,572,198)	3,209,798
Net investment income		51,286,024
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	358,505
Capital gain distributions from Fidelity Central Funds	9,293
Total net realized gain (loss)		367,798
Net increase in net assets resulting from operations		$ 51,653,822

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 51,286,024	$ 29,304,012
Net realized gain (loss)	367,798	221,934
Net increase in net assets resulting from operations	51,653,822	29,525,946
Distributions to shareholders from net investment income	(51,286,455)	(29,306,886)
Distributions to shareholders from net realized gain	(110,005)	-
Total distributions	(51,396,460)	(29,306,886)
Share transactions - net increase (decrease)	698,340,255	292,359,076
Total increase (decrease) in net assets	698,597,617	292,578,136

Net Assets
Beginning of period	1,082,524,889	789,946,753
End of period (including undistributed net investment income of $3,274 and undistributed net investment income of $27,877, respectively)	$ 1,781,122,506	$ 1,082,524,889

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - New Jersey AMT Tax-Free Money Market

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.034	.031	.020	.009	.008
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.034	.031	.020	.009	.008
Distributions from net investment income	(.034)	(.031)	(.020)	(.009)	(.008)
Distributions from net realized gain	- D	-	- D	-	- D
Total distributions	(.034)	(.031)	(.020)	(.009)	(.008)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total Return A	3.42%	3.09%	2.01%	.86%	.83%
Ratios to Average Net Assets B, C
Expenses before reductions	.36%	.43%	.43%	.43%	.43%
Expenses net of fee waivers, if any	.32%	.35%	.35%	.35%	.35%
Expenses net of all reductions	.25%	.26%	.28%	.33%	.33%
Net investment income	3.35%	3.07%	1.99%	.87%	.78%
Supplemental Data
Net assets, end of period (000 omitted)	$ 729,159	$ 1,082,525	$ 789,947	$ 673,713	$ 570,862

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Institutional Class

Year ended November 30,	2007 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00
Income from Investment Operations
Net investment income	.022
Distributions from net investment income	(.022)
Net asset value, end of period	$ 1.00
Total Return B, C	2.19%
Ratios to Average Net Assets D,F
Expenses before reductions	.25% A
Expenses net of fee waivers, if any	.20% A
Expenses net of all reductions	.14% A
Net investment income	3.48% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,050,691

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E For the period April 18, 2007 (commencement of sale of shares) to November 30, 2007.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Service Class

Year ended November 30,	2007 E
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00
Income from Investment Operations
Net investment income	.020
Distributions from net investment income	(.020)
Net asset value, end of period	$ 1.00
Total Return B, C	2.03%
Ratios to Average Net Assets D, F
Expenses before reductions	.50% A
Expenses net of fee waivers, if any	.45% A
Expenses net of all reductions	.39% A
Net investment income	3.26% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 1,272

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower had certain expenses not been reduced during the periods shown.

D Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

E For the period April 18, 2007 (commencement of sale of shares) to Nevember 30, 2007.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity New Jersey AMT Tax-Free Money Market Fund (the Fund) is a fund of Fidelity Court Street Trust II (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund offers New Jersey AMT Tax-Free Money Market, Institutional Class and Service Class shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class. The Fund commenced sale of shares of Institutional Class, Service Class, and the existing class was designated New Jersey AMT Tax-Free Money Market on April 18, 2007. Investment income, realized and unrealized capital gains and losses, the common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions also differ by class.

2. Investments in Fidelity Central Funds.

The Fund may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

Annual Report

3. Significant Accounting Policies - continued

Security Valuation. Net asset value per share is calculated as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates value. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day.

Investment Transactions and Income. Security transactions, including the Fund's investment activity in the Fidelity Central Funds, are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, the Fund will claim a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds and deferred trustees compensation.

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The Fund purchases municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows:

Unrealized appreciation	$ -
Unrealized depreciation	-
Net unrealized appreciation (depreciation)	-
Undistributed ordinary income	102,640
Undistributed long-term capital gain	193,691
Cost for federal income tax purposes	$ 1,760,503,358

The tax character of distributions paid was as follows:

	November 30, 2007	November 30, 2006
Tax-exempt Income	$ 51,286,455	$ 29,306,886
Long-term Capital Gains	110,005	-
Total	$ 51,396,460	$ 29,306,886

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Fund's net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

Annual Report

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. The Fund may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in the Fund's Schedule of Investments. The Fund may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, the Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

5. Fees and Other Transactions with Affiliates.

Management Fee and Expense Contract. FMR and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The Board of Trustees approved an amendment to the management contract lowering the management fee from .43% to .20% of average net assets effective April 1, 2007. Under the amended management contract, FMR pays all other fund-level expenses, except the compensation of the independent Trustees and certain expenses such as interest expense, including commitment fees. The management fee paid to FMR by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees. For the period, the total management fee rate was .26% of the Fund's average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Management Fee and Expense Contract - continued

In addition, The Board of Trustees approved a new expense contract for New Jersey AMT Tax-Free Money Market effective April 1, 2007. Under the expense contract, FMR pays class level expenses so that the total expenses do not exceed, expressed as a percentage of class average net assets, .35% with certain exceptions such as interest expense, including commitment fees.

Distribution and Service Plan. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate Distribution and Service Plans for each class of shares. Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of FMR, a Service Fee based on an annual percentage of Service Class' average net assets. In addition, FDC may pay financial intermediaries for selling shares of the Fund and providing shareholder support services. For the period, the Service Fee rate and the total amount paid to and retained by FDC were as follows:

	Service Fee	Paid to FDC	Retained by FDC
Service Class	.25%	$ 1,861	$ 1800

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent, and shareholder servicing agent for the Fund. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Fund's transfer and shareholder servicing agent and accounting functions. The Board of Trustees approved a new transfer agent contract with Citibank and a new sub-arrangement with FSC effective April 1, 2007. Under the new contract, transfer agent fees for each class are based on an annual rate, expressed as a percentage of each class' average net assets, of .10% for New Jersey AMT Tax-Free Money Market and .05% each for Institutional Class shares and Service Class shares. Prior to April 1, 2007, FMR paid for the transfer agent fees on behalf of New Jersey AMT Tax-Free Money Market under the terms of the management fee contract. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the total transfer agent fees paid by each class to FSC were as follows:

	Amount	% of Average Net Assets
New Jersey AMT Tax-Free Money Market	$ 558,739.06
Institutional Class	273,557	.05*
Service Class	375	.05*
	$ 832,671

*Annualized

Annual Report

6. Expense Reductions.

Prior to April 1, 2007, FMR voluntarily agreed to reimburse the Fund to the extent operating expenses exceeded .35% of average net assets. Some expenses, for example interest expense, including commitment fees, were excluded from this reimbursement. During the period, this reimbursement reduced the Fund's expenses by $332,550. Effective April 1, 2007, under the new expense contract for New Jersey AMT Tax-Free Money Market, the voluntary expense limitation was eliminated.

Effective April 18, 2007, FMR contractually agreed to reimburse Institutional Class and Service Class to the extent annual operating expenses, expressed as a percentage of each class' average net assets, exceeds .20% and .45%, respectively. During the period, this reimbursement reduced Institutional Class and Service Class expenses by $270,273 and $386, respectively.

In addition, through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $179,552. During the period, credits reduced each class' transfer agent expense as noted in the table below.

Transfer Agent expense reduction
New Jersey AMT Tax-Free Money Market	$ 517,980
Institutional Class	271,113
Service Class	344
$ 789,437

7. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Years ended November 30,
	2007 A	2006
From net investment income
New Jersey AMT Tax-Free Money Market	$ 32,206,501	$ 29,306,886
Institutional Class	19,055,800	-
Service Class	24,154	-
Total	$ 51,286,455	$ 29,306,886
From net realized gain
New Jersey AMT Tax-Free Money Market	$ 110,005	$ -
Institutional Class	-	-
Service Class	-	-
Total	$ 110,005	$ -

A Distributions for Institutional Class and Service Class are for the period April 18, 2007 (commencement of sale of shares) to November 30, 2007.

9. Share Transactions.

Transactions for each class of shares at a $1.00 per share were as follows:

	Years ended November 30,
	2007 A	2006
New Jersey AMT Tax-Free Money Market Shares sold	1,124,872,577	848,088,057
Reinvestment of distributions	29,512,721	26,850,153
Shares redeemed	(1,507,706,393)	(582,579,134)
Net increase (decrease)	(353,321,095)	292,359,076
Institutional Class Shares sold	1,453,871,795	-
Reinvestment of distributions	15,952,372	-
Shares redeemed	(419,434,154)	-
Net increase (decrease)	1,050,390,013	-
Service Class Shares sold	4,013,430	-
Reinvestment of distributions	24,154	-
Shares redeemed	(2,766,247)	-
Net increase (decrease)	1,271,337	-

A Share transactions for Institutional Class and Service Class are for the period April 18, 2007 (commencement of sale of shares) to November 30, 2007.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey AMT Tax-Free Money Market Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey AMT Tax-Free Money Market Fund (a fund of Fidelity Court Street Trust II) at November 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity New Jersey AMT Tax-Free Money Market Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 16, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, and review the fund's performance. Each of the Trustees oversees 373 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1991

Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition, Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI
Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder, Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Mr. Curvey, and
Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust II. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-

present). Mr. Curvey is also Vice Chairman (2006-present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition,

Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-insurance company, 2006-

present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of New Jersey AMT Tax-Free Money Market. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of New Jersey AMT Tax-Free Money Market. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously, Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of New Jersey AMT Tax-Free Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present). Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007). Mr. Morrison served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Senior Vice President of FIMM (2003-present) and Vice President of FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of New Jersey AMT Tax-Free Money Market. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and
Secretary of Fidelity Distributors Corporation (FDC)(1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of New Jersey AMT Tax-Free Money Market.
Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of New Jersey AMT Tax-Free Money Market. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of New Jersey AMT Tax-Free Money Market.
Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Jersey AMT Tax-Free Money Market. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey AMT Tax-Free Money Market.
Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey AMT Tax-Free Money Market. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey AMT Tax-Free Money Market.
Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset
Management where he served as Vice President of the Investment
Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of New Jersey AMT Tax-Free Money Market. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of New Jersey AMT Tax-Free Money Market. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey AMT Tax-Free Money Market.
Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of New Jersey AMT Tax-Free Money Market Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

	Pay Date	Record Date	Capital Gains
Initial Class	12/24/07	12/21/07	$0.00011
Institutional Class	12/24/07	12/21/07	$0.00011
Service Class	12/24/07	12/21/07	$0.00011

The fund hereby designates as a capital gain dividend with respect to the taxable year ended November 30, 2007, $272,566, or, if subsequently determined to be different, the net capital gain of such year.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey AMT Tax-Free Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for the fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of the fund's Advisory Contracts, including the services and support provided to the fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for the fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to the fund and its shareholders (including the investment performance of the fund); (ii) the competitiveness of the management fee and total expenses of the fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with the fund; (iv) the extent to which economies of scale would be realized as the fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to the fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for the fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contract is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in the fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that the fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in this fund, managed by Fidelity.

Annual Report

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the background of the fund's portfolio manager and the fund's investment objective and discipline. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for the fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, the fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of the fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether the fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed the fund's absolute investment performance, as well as the fund's relative investment performance measured against a peer group of mutual funds deemed appropriate by the Board over multiple periods. The following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. (The fund did not offer Institutional Class or Service Class as of December 31, 2006.) The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Fidelity New Jersey AMT Tax-Free Money Market Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for all the periods shown.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to the fund will benefit the fund's shareholders, particularly in light of the Board's view that the fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered the fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the chart below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than the fund's. For example, a TMG % of 19% means that 81% of the funds in the Total Mapped Group had higher management fees than the fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which the fund's management fee ranked, is also included in the chart and considered by the Board. For a more meaningful comparison of management fees, the fund is compared on the basis of a hypothetical "net management fee," which is derived by subtracting payments made by FMR for non-management expenses (including transfer agent fees, pricing and bookkeeping fees, and custody fees) from the fund's all-inclusive fee (in effect through March 31, 2007). In this regard, the Board realizes that net management fees can vary from year to year because of differences in non-management expenses. The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's amended and restated management contract, effective April 1, 2007.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey AMT Tax-Free Money Market Fund

The Board noted that the fund's hypothetical net management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Annual Report

Furthermore, the Board considered that, on March 15, 2007, after the periods shown in the chart above, it had approved an amended and restated management contract for the fund (effective April 1, 2007) that (i) lowered the fund's management fee from 43 basis points to 20 basis points, and (ii) provides that FMR will pay all "fund-level" expenses out of the management fee, with certain limited exceptions. (Transfer agent fees and 12b-1 fees, if applicable, currently are the only "class-level" expenses.) The Board noted that, if the amended and restated management contract had been in effect for 2006, 91% of the funds in the Total Mapped Group would have had higher management fees than the fund.

Based on its review, the Board concluded that the fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

In its review of the fund's total expenses, the Board considered the fund's hypothetical net management fee as well as the fund's all-inclusive fee. The Board also considered other expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees, paid by FMR under the all-inclusive arrangement (in effect through March 31, 2007). The Board noted, however, that FMR does not pay transfer agent fees or other "class-level" expenses (including 12b-1 fees, if applicable) under the fund's amended and restated management contract, effective April 1, 2007. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of the fund compared to competitive fund median expenses. The fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that the fund's total expenses ranked below its competitive median for 2006. The Board considered that, if the fund's lower management fee had been in effect for 2006, it would have reduced the fund's total expenses by 5 basis points.

Furthermore, the Board considered that, on March 15, 2007, it had approved changes (effective April 1, 2007) in the contractual arrangements for the fund that (i) have the effect of setting the total "fund-level" expenses (including, among certain other expenses, the management fee) for each class at 20 basis points, (ii) set the "class-level" transfer agent fee for Fidelity New Jersey AMT Tax-Free Money Market (retail class) at a fixed rate of 10 basis points, and (iii) limit the total expenses of Fidelity New Jersey AMT Tax-Free Money Market (retail class) to 35 basis points. These contractual arrangements may not be increased without the approval of the Board and, in the case of (i) and (iii), the shareholders of the applicable class. Institutional Class and Service Class (which commenced operations on April 17, 2007) are subject to different "class-level" expenses (transfer agent fees and 12b-1 fees). In addition, the Board considered that, effective April 18, 2007, FMR contractually agreed to limit the total expenses of Institutional Class and Service Class to 20 basis points and 45 basis points, respectively. These contractual arrangements may not be increased without Board approval.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that the fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing the fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for the fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the fund's business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of the fund and determined that the amount of profit is a fair entrepreneurial profit for the management of the fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including the fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which the fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions.

Annual Report

The Board concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that the fund's Advisory Contracts should be renewed.

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

SNJ-UANN-0108
1.850769.100

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Fidelity® New Jersey
Municipal Income Fund

Fidelity New Jersey Municipal
Money Market Fund

Annual Report

November 30, 2007

(2_fidelity_logos) (Registered_Trademark)

Contents

Chairman's Message	<Click Here>	Ned Johnson's message to shareholders
Shareholder Expense Example	<Click Here>	An example of shareholder expenses.
Fidelity New Jersey Municipal Income Fund
	<Click Here>	Performance
	<Click Here>	Management's Discussion
	<Click Here>	Investment Changes
	<Click Here>	Investments
	<Click Here>	Financial Statements
Fidelity New Jersey Municipal Money Market Fund
	<Click Here>	Investment Changes/Performance
	<Click Here>	Investments
	<Click Here>	Financial Statements
Notes	<Click Here>	Notes to the financial statements
Report of Independent Registered Public Accounting Firm	<Click Here>
Trustees and Officers	<Click Here>
Distributions	<Click Here>
Board Approval of Investment Advisory Contracts and Management Fees	<Click Here>

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com (search for "proxy voting guidelines") or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the funds. This report is not authorized for distribution to prospective investors in the funds unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com or http://www.advisor.fidelity.com, as applicable.

NOT FDIC INSURED · MAY LOSE VALUE · NO BANK GUARANTEE

Neither the funds nor Fidelity Distributors Corporation is a bank.

Annual Report

Chairman's Message

(photo_of_Edward_C_Johnson_3d)

Dear Shareholder:

Many stock and bond markets around the world have been unsettled of late; however, volatility can often lead to opportunity for patient investors. Financial markets are always unpredictable, but there are a number of time-tested principles that can put the historical odds in your favor.

One of the basic tenets is to invest for the long term. Over time, riding out the markets' inevitable ups and downs has proven much more effective than selling into panic or chasing the hottest trend. Even missing only a few of the markets' best days can significantly diminish investor returns. Patience also affords the benefits of compounding - of earning interest on additional income or reinvested dividends and capital gains. There are tax advantages and cost benefits to consider as well. The more you sell, the more taxes you pay, and the more you trade, the higher the costs. While staying the course doesn't eliminate risk, it can considerably lessen the effect of short-term declines.

You can further manage your investing risk through diversification. And today, more than ever, geographic diversification should be taken into account. Studies indicate that asset allocation is the single most important determinant of a portfolio's long-term success. The right mix of stocks, bonds and cash - aligned to your particular risk tolerance and investment objective - is very important. Age-appropriate rebalancing is also an essential aspect of asset allocation. For younger investors, an emphasis on equities - which historically have been the best-performing asset class over time - is encouraged. As investors near their specific goal, such as retirement or sending a child to college, consideration may be given to replacing volatile assets (e.g. common stocks) with more-stable fixed investments (bonds or savings plans).

A third investment principle - investing regularly - can help lower the average cost of your purchases. Investing a certain amount of money each month or quarter helps ensure you won't pay for all your shares at market highs. This strategy - known as dollar cost averaging - also reduces unconstructive "emotion" from investing, helping shareholders avoid selling weak performers just prior to an upswing, or chasing a hot performer just before a correction.

We invite you to contact us via the Internet, through our Investor Centers or over the phone. It is our privilege to provide you the information you need to make the investments that are right for you.

Sincerely,

/s/Edward C. Johnson 3d

Edward C. Johnson 3d

Annual Report

Shareholder Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (June 1, 2007 to November 30, 2007).

Actual Expenses

The first line of the accompanying table for each fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each fund provides information about hypothetical account values and hypothetical expenses based on a fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount. In addition, each Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Annual Report

Shareholder Expense Example - continued

	Beginning Account Value June 1, 2007	Ending Account Value November 30, 2007	Expenses Paid During Period * June 1, 2007 to November 30, 2007
Fidelity New Jersey Municipal Income Fund
Actual	$ 1,000.00	$ 1,029.40	$ 2.39
Hypothetical A	$ 1,000.00	$ 1,022.71	$ 2.38
Fidelity New Jersey Municipal Money Market Fund
Actual	$ 1,000.00	$ 1,016.00	$ 2.58
Hypothetical A	$ 1,000.00	$ 1,022.51	$ 2.59

A 5% return per year before expenses

* Expenses are equal to each Fund's annualized expense ratio (shown in the table below); multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Annualized Expense Ratio
Fidelity New Jersey Municipal Income Fund	.47%
Fidelity New Jersey Municipal Money Market Fund	.51%

Annual Report

Fidelity New Jersey Municipal Income Fund

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended November 30, 2007	Past 1 year	Past 5 years	Past 10 years
Fidelity NJ Municipal Income Fund	2.83%	4.63%	5.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in Fidelity® New Jersey Municipal Income Fund on November 30, 1997. The chart shows how the value of your investment would have changed, and also shows how the Lehman Brothers® Municipal Bond Index performed over the same period.

Annual Report

Fidelity New Jersey Municipal Income Fund

Management's Discussion of Fund Performance

Comments from Mark Sommer, Portfolio Manager of Fidelity New Jersey Municipal Income Fund

Market volatility stemming from the subprime mortgage market crisis caused municipal bonds to post lackluster returns during the 12-month period ending November 30, 2007. While the crisis was initially centered in the taxable bond market, it spilled into the municipal market as participants pulled back the reins on risk-taking, in an overall flight-to-quality. Market liquidity suffered as broker/dealers reduced their municipal inventories and trading activity in response to increased municipal hedging costs. Both ends of the municipal credit spectrum felt the crunch. Lower-quality municipals came under pressure as high-yield funds experienced outflows for the first time in years. Insured muni bonds - considered to be among the highest quality in the fixed-income marketplace - suffered as investors questioned the financial strength and capital adequacy of muni bond insurers. Subprime mortgages again played a central role, as the market anticipated losses among insurers - to varying degrees - from their guarantees of securities backed by such mortgages. Insured muni bonds cheapened under this cloud of uncertainty. During the 12-month period, the Lehman Brothers® Municipal Bond Index - a performance measure of more than 42,000 investment-grade, fixed-rate, tax-exempt bonds - returned 2.71%. Meanwhile, the overall taxable market, as measured by the Lehman Brothers U.S. Aggregate Index, gained 6.05%.

During the past year, Fidelity New Jersey Municipal Income Fund gained 2.83%, while the Lehman Brothers New Jersey Enhanced Modified Municipal Bond Index rose 2.65%. My decision to overweight intermediate-maturity bonds and underweight longer-term bonds relative to the index was a primary factor aiding the fund's returns. Although I emphasized bonds of various maturities at times, I kept the fund's duration - meaning its overall sensitivity to interest rates - in line with the index, which neutralized the impact of overall interest rate movements on the fund's relative performance. My focus on higher-quality bonds also helped bolster returns, with most of the benefit coming in the second half of the period when investors gravitated toward these securities. My larger-than-index stake in prerefunded bonds, which have the highest credit quality available, also worked to our advantage. In contrast, my out-of-index stake in insured Puerto Rico bonds - which are free from state and federal taxes - proved detrimental. They came under pressure in response to worries over the territory's deteriorating credit and concerns about muni bond insurers.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investment Changes

Top Five Sectors as of November 30, 2007
	% of fund's net assets	% of fund's net assets 6 months ago
General Obligations	48.4	49.1
Escrowed/Pre-Refunded	16.5	16.3
Transportation	13.8	11.3
Special Tax	5.7	5.9
Electric Utilities	4.4	4.8
Weighted Average Maturity as of November 30, 2007
		6 months ago
Years	7.1	7.3

The weighted average maturity is based on the dollar-weighted average length of time until principal payments are expected or until securities reach maturity, taking into account any maturity shortening feature such as a call, refunding or redemption provision.

Duration as of November 30, 2007
6 months ago
Years	6.6	6.4

Duration shows how much a bond fund's price fluctuates with changes in comparable interest rates. If rates rise 1%, for example, a fund with a five-year duration is likely to lose about 5% of its value. Other factors also can influence a bond fund's performance and share price. Accordingly, a bond fund's actual performance may differ from this example.

Quality Diversification (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
AAA 74.1%	AAA 74.7%
AA,A 21.7%	AA,A 21.0%
BBB 1.5%	BBB 1.3%
BB and Below 0.3%	BB and Below 0.3%
Not Rated 0.4%	Not Rated 0.4%
Short-Term Investments and Net Other Assets 2.0%	Short-Term Investments and Net Other Assets 2.3%

We have used ratings from Moody's® Investors Services, Inc. Where Moody's ratings are not available, we have used S&P® ratings.

Annual Report

Fidelity New Jersey Municipal Income Fund

Investments November 30, 2007

Showing Percentage of Net Assets

Municipal Bonds - 98.0%
	Principal Amount	Value
Guam - 0.1%
Guam Wtrwks. Auth. Wtr. and Wastewtr. Sys. Rev. 6% 7/1/25	$ 400,000	$ 425,328
New Jersey - 83.7%
Atlantic County Impt. Auth. Luxury Tax Rev. (Convention Ctr. Proj.):
7.375% 7/1/10 (Escrowed to Maturity) (b)	425,000	449,153
7.4% 7/1/16 (Escrowed to Maturity) (b)	3,510,000	4,198,697
Bergen County Impt. Auth. School District Rev. (Wyckoff Township Board of Ed. Proj.) 5.25% 4/1/20	1,770,000	1,927,884
Bordentown Swr. Auth. Rev. Series E, 5.5% 12/1/25 (FGIC Insured)	2,750,000	2,897,593
Burlington County Board Commission Pooled Ln. Rev. (Govt. Ln. Prog.) 5.25% 12/15/22 (AMBAC Insured)	3,290,000	3,537,671
Burlington County Bridge Commission Lease Rev.:
5.25% 8/15/16	20,000	21,422
5.25% 8/15/16 (Pre-Refunded to 8/15/12 @ 100) (b)	1,080,000	1,170,839
5.25% 8/15/17	20,000	21,350
5.25% 8/15/17 (Pre-Refunded to 8/15/12 @ 100) (b)	980,000	1,062,428
Camden County Impt. Auth. Health Care Redev. Rev. (Cooper Health Sys. Obligated Group Proj.) Series B:
5% 2/15/14	1,350,000	1,373,639
5.25% 2/15/11	2,075,000	2,123,161
Cape May County Indl. Poll. Cont. Fing. Auth. Rev. (Atlantic City Elec. Co. Proj.) Series A, 6.8% 3/1/21 (MBIA Insured)	1,350,000	1,709,883
Cape May County Muni. Utils. Auth. Series A, 5.75% 1/1/13 (FSA Insured)	5,200,000	5,769,868
Casino Reinvestment Dev. Auth. Hotel Room Fee Rev. 5.25% 1/1/24 (AMBAC Insured)	1,600,000	1,718,112
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Series A, 5% 7/1/26 (MBIA Insured)	2,855,000	3,031,096
Egg Hbr. Township School District 5.5% 7/15/18 (FSA Insured)	1,685,000	1,934,751
Evesham Township Muni. Utils. Auth. Rev. Series 2003 A, 5.125% 7/1/15 (AMBAC Insured)	2,570,000	2,734,917
Garden State Preservation Trust Open Space & Farmland Preservation:
Series 2005 A, 5.8% 11/1/19 (FSA Insured)	5,000,000	5,677,150
Series A, 5.25% 11/1/19 (Pre-Refunded to 11/1/13 @ 100) (b)	7,900,000	8,693,476
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
Garden State Preservation Trust Open Space & Farmland Preservation: - continued
Series B:
6.375% 11/1/13 (MBIA Insured)	$ 4,000,000	$ 4,597,080
6.375% 11/1/15 (MBIA Insured)	6,630,000	7,830,759
6.375% 11/1/16 (MBIA Insured)	3,490,000	4,166,362
Hudson County Ctfs. of Prtn.:
6% 6/1/11 (MBIA Insured)	2,185,000	2,369,654
6.25% 6/1/14 (MBIA Insured)	3,210,000	3,692,335
6.25% 6/1/15 (MBIA Insured)	2,420,000	2,815,259
6.25% 12/1/15 (MBIA Insured)	1,525,000	1,788,383
6.25% 6/1/16 (MBIA Insured)	1,610,000	1,890,092
Jersey City Gen. Oblig.:
Series 2005 C, 5% 9/1/18 (MBIA Insured)	4,000,000	4,280,240
Series B, 5.25% 3/1/15 (AMBAC Insured)	1,250,000	1,382,013
Lenape Reg'l. High School District:
7.625% 1/1/13 (MBIA Insured)	675,000	806,126
7.625% 1/1/14 (MBIA Insured)	1,000,000	1,225,080
Manalapan-Englishtown Reg'l. Board of Ed. 5.75% 12/1/22 (FGIC Insured)	1,340,000	1,589,079
Middlesex County Ctfs. of Prtn. 5.5% 8/1/17 (MBIA Insured)	1,000,000	1,065,190
Middlesex County Impt. Auth. Rev. (Guaranteed Open Space Trust Fund Prog.):
5.25% 9/15/16	1,360,000	1,480,482
5.25% 9/15/17	2,000,000	2,163,060
Monmouth County Impt. Auth. Rev. (Howell Township Board of Ed. Impt. Proj.) Series A:
5.25% 7/15/17 (AMBAC Insured)	1,910,000	2,037,703
5.25% 7/15/18 (AMBAC Insured)	2,010,000	2,139,122
Monroe Township Muni. Util. Auth. Middlesex County Rev.:
5.25% 2/1/12 (FGIC Insured)	850,000	897,158
5.25% 2/1/12 (Pre-Refunded to 2/1/11 @ 100) (b)	280,000	296,741
Montgomery Township Board of Ed. Series 2001, 5.25% 8/1/15 (MBIA Insured)	1,285,000	1,370,054
Morristown Gen. Oblig.:
6.5% 8/1/17 (FSA Insured)	1,225,000	1,490,164
6.5% 8/1/19 (FSA Insured)	630,000	774,220
New Jersey Bldg. Auth. Bldg. Rev. 5.75% 6/15/09	1,185,000	1,209,577
New Jersey Econ. Dev. Auth. Econ. Dev. Rev. (The Seeing Eye, Inc. Proj.) 6.2% 12/1/24 (Pre-Refunded to 12/1/09 @ 102) (b)	2,000,000	2,145,820
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.:
(School Facilities Construction Proj.) Series K, 5.25% 12/15/16 (AMBAC Insured)	$ 7,000,000	$ 7,747,530
Series 2004 A, 5.25% 7/1/31 (MBIA Insured)	5,000,000	5,275,150
Series 2005 K:
5.25% 12/15/15 (FGIC Insured)	6,000,000	6,640,740
5.5% 12/15/19 (AMBAC Insured)	14,000,000	15,832,040
Series 2005 O:
5.125% 3/1/28	18,455,000	19,403,952
5.125% 3/1/30	2,175,000	2,281,314
5.25% 3/1/21 (MBIA Insured)	3,000,000	3,241,320
5.25% 3/1/23	3,340,000	3,589,097
5.25% 3/1/25	3,000,000	3,192,750
5.25% 3/1/26	9,000,000	9,549,450
Series 2005 P:
5.125% 9/1/28	6,800,000	7,133,608
5.25% 9/1/26	8,000,000	8,516,960
Series A, 5.25% 7/1/15 (MBIA Insured)	3,500,000	3,837,365
Series F, 5.25% 6/15/19 (Pre-Refunded to 6/15/13 @ 100) (b)	1,500,000	1,641,915
Series I, 5.25% 9/1/28 (Pre-Refunded to 9/1/14 @ 100) (b)	2,000,000	2,215,980
Series N1, 5.5% 9/1/24 (AMBAC Insured)	5,000,000	5,678,300
Series O, 5.25% 3/1/22	15,700,000	16,952,703
Series S, 5% 9/1/36	5,000,000	5,175,000
New Jersey Econ. Dev. Auth. Wtr. Facilities Rev.:
(American Wtr. Co., Inc. Proj.):
Series 1994 B, 5.95% 11/1/29 (FGIC Insured) (a)	7,700,000	7,767,298
Series 1997 B, 5.375% 5/1/32 (FGIC Insured) (a)	3,750,000	3,832,425
Series A, 5.25% 7/1/38 (FGIC Insured) (a)	3,270,000	3,324,871
(Middlesex Wtr. Co. Proj.) 5.35% 2/1/38 (MBIA Insured) (a)	1,000,000	1,016,190
New Jersey Edl. Facilities Auth. Dorm. Safety Trust Fund Rev. Series 2001 A:
5.25% 3/1/09	4,855,000	4,968,170
5.25% 3/1/11	4,605,000	4,856,709
New Jersey Edl. Facilities Auth. Rev.:
(College of New Jersey Proj.) Series C, 5.375% 7/1/16 (FGIC Insured)	2,000,000	2,147,500
(Higher Ed. Cap. Impt. Fund Prog.) Series 2000 A, 5.75% 9/1/12 (FSA Insured)	1,195,000	1,317,989
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Edl. Facilities Auth. Rev.: - continued
(Montclair State Univ. Proj.) Series L:
5.125% 7/1/20 (MBIA Insured)	$ 170,000	$ 181,358
5.125% 7/1/20 (Pre-Refunded to 7/1/14 @ 100) (b)	1,975,000	2,169,222
(Ramapo College Proj.) Series E, 5% 7/1/34 (Pre-Refunded to 7/1/14 @ 100) (b)	1,500,000	1,636,560
(Rowan Univ. Proj.) Series B:
5.5% 7/1/16 (FGIC Insured)	2,500,000	2,818,125
5.5% 7/1/18 (FGIC Insured)	4,390,000	5,005,917
(Saint Peter's College Proj.) Series B, 5.375% 7/1/12	1,450,000	1,452,523
New Jersey Gen. Oblig. Series 2005 N, 5.5% 7/15/17 (FGIC Insured)	1,000,000	1,137,490
New Jersey Health Care Facilities Fing. Auth. Rev.:
(AHS Hosp. Corp. Proj.) Series A, 6% 7/1/11 (Escrowed to Maturity) (b)	3,500,000	3,823,295
(Atlantic City Med. Ctr. Proj.):
5.75% 7/1/25	1,670,000	1,753,934
5.75% 7/1/25 (Pre-Refunded to 7/1/12 @ 100) (b)	1,330,000	1,466,019
(AtlantiCare Reg'l. Med. Ctr. Proj.) 5% 7/1/17	1,000,000	1,057,640
(Saint Joseph's Hosp. & Med. Ctr. Proj.) Series A, 5.75% 7/1/16 (Connie Lee Hldgs., Inc. Insured)	1,000,000	1,011,260
(Saint Mary's Hosp. - Passaic Proj.) Series 1:
5% 3/1/20	2,030,000	2,121,512
5% 3/1/21	2,680,000	2,784,306
(Saint Peter's Univ. Hosp. Proj.) Series A, 6.875% 7/1/30	1,900,000	1,950,787
(South Jersey Hosp. Proj.) 5% 7/1/14	1,620,000	1,707,982
5.375% 11/15/33 (Pre-Refunded to 11/15/12 @ 100) (b)	2,040,000	2,229,679
New Jersey Hwy. Auth. Garden State Parkway Gen. Rev. (Sr. Parkway Proj.) 6% 1/1/19 (Escrowed to Maturity) (b)	5,385,000	6,325,329
New Jersey Sports & Exposition Auth. Contract Rev. Series A:
5.25% 3/1/11 (Escrowed to Maturity) (b)	15,000	15,919
6% 3/1/14 (MBIA Insured)	2,965,000	3,127,037
6% 3/1/14 (MBIA Insured) (Pre-Refunded to 3/1/10 @ 100) (b)	1,255,000	1,330,262
New Jersey Tobacco Settlement Fing. Corp.:
Series 1A, 5% 6/1/41	1,000,000	837,530
6.375% 6/1/32 (Pre-Refunded to 6/1/13 @ 100) (b)	7,215,000	8,175,244
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Tobacco Settlement Fing. Corp.: - continued
6.75% 6/1/39 (Pre-Refunded to 6/1/13 @ 100) (b)	$ 4,005,000	$ 4,665,104
7% 6/1/41 (Pre-Refunded to 6/1/13 @ 100) (b)	1,770,000	2,083,697
New Jersey Tpk. Auth. Tpk. Rev.:
Series 2005 C:
6.5% 1/1/16	595,000	678,925
6.5% 1/1/16 (Escrowed to Maturity) (b)	185,000	214,128
Series A, 5% 1/1/25 (FSA Insured)	16,700,000	17,488,741
Series C:
6.5% 1/1/16 (Escrowed to Maturity) (b)	3,130,000	3,623,006
6.5% 1/1/16 (Escrowed to Maturity) (b)	3,100,000	3,588,281
New Jersey Trans. Trust Fund Auth.:
Series 2005 C, 5.25% 6/15/20 (FGIC Insured)	10,000,000	10,832,500
Series 2005 D, 5% 6/15/20	4,000,000	4,255,080
Series 2006 C, 0% 12/15/34 (FSA Insured)	4,000,000	1,089,600
Series A:
5.5% 6/15/12	145,000	157,234
5.5% 6/15/12 (Escrowed to Maturity) (b)	7,365,000	8,041,181
5.75% 6/15/15 (Escrowed to Maturity) (b)	3,000,000	3,441,150
Series B:
5.25% 12/15/16 (MBIA Insured)	9,830,000	10,843,866
5.25% 12/15/22 (AMBAC Insured)	1,200,000	1,345,056
5.5% 12/15/15 (MBIA Insured)	11,000,000	12,396,780
5.5% 12/15/16 (MBIA Insured)	5,000,000	5,664,800
5.5% 12/15/20 (FGIC Insured)	15,235,000	17,437,524
Series C:
0% 12/15/36 (AMBAC Insured)	2,000,000	492,020
5.25% 6/15/16 (Pre-Refunded to 6/15/15 @ 100) (b)	3,000,000	3,342,660
5.5% 12/15/13 (Escrowed to Maturity) (b)	2,820,000	3,146,782
5.5% 12/15/13 (FSA Insured)	8,235,000	9,146,615
5.75% 12/15/12 (FSA Insured)	5,000,000	5,548,550
New Jersey Transit Corp. Ctfs. of Prtn. Series A, 5.25% 9/15/15 (AMBAC Insured)	3,300,000	3,628,746
New Jersey Wtr. Supply Auth. Rev. (Delaware & Raritan Sys. Proj.) 5.375% 11/1/12 (MBIA Insured) (a)	1,500,000	1,538,385
Newark Gen. Oblig.:
5.3% 9/1/16 (MBIA Insured)	3,500,000	3,502,695
5.375% 12/15/13 (MBIA Insured)	2,840,000	3,083,530
Newark Port Auth. Hsg. Auth. Rev.:
(City of Newark Redev. Proj.):
5% 1/1/34 (Pre-Refunded to 1/1/14 @ 100) (b)	5,000,000	5,424,050
Municipal Bonds - continued
	Principal Amount	Value
New Jersey - continued
Newark Port Auth. Hsg. Auth. Rev.: - continued
(City of Newark Redev. Proj.):
5.5% 1/1/27 (Pre-Refunded to 1/1/14 @ 100) (b)	$ 2,500,000	$ 2,779,975
(Newark Redev. Proj.) 5.25% 1/1/18 (MBIA Insured)	4,150,000	4,620,154
North Bergen Township Muni. Utils. Auth. Swr. Rev.:
5.25% 12/15/16 (MBIA Insured)	2,800,000	3,037,272
5.25% 12/15/17 (MBIA Insured)	1,000,000	1,082,490
North Hudson Swr. Auth. Wtr. & Swr. Rev. Series A, 0% 8/1/24 (MBIA Insured)	2,000,000	919,560
Ocean County Utils. Auth. Wastewtr. Rev. Series 2001, 5.25% 1/1/15	4,540,000	4,849,628
Plainfield Board of Ed. 5% 8/1/20 (FSA Insured)	1,500,000	1,527,090
Rutgers State Univ. Rev. (State Univ. of New Jersey Proj.) Series A, 6.4% 5/1/13	2,000,000	2,156,920
Southeast Morris County Muni. Utils. Auth. Wtr. Rev. 5% 1/1/14 (MBIA Insured)	1,145,000	1,194,590
Union County Impt. Auth. (Juvenile Detention Ctr. Facility Proj.) 5.5% 5/1/34 (FGIC Insured)	6,000,000	6,460,140
Univ. of Medicine & Dentistry Series A:
5.5% 12/1/23 (AMBAC Insured)	1,800,000	1,921,014
5.5% 12/1/27 (AMBAC Insured)	4,000,000	4,244,760
Univ. of Medicine & Dentistry of New Jersey Ctfs. of Prtn. 5% 6/15/29 (MBIA Insured)	1,000,000	1,035,430
		499,339,808
New Jersey/Pennsylvania - 1.8%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev.:
5.25% 7/1/17	1,300,000	1,390,454
5.25% 7/1/17 (Pre-Refunded to 7/1/13 @ 100) (b)	1,700,000	1,860,191
Delaware River Port Auth. Pennsylvania & New Jersey Rev.:
(Port District Proj.):
Series 1999 B, 5.7% 1/1/22 (FSA Insured)	2,000,000	2,095,740
Series A, 5.5% 1/1/18 (FSA Insured)	2,000,000	2,158,420
Series 1999:
5.75% 1/1/15 (FSA Insured)	2,000,000	2,098,140
6% 1/1/18 (FSA Insured)	1,300,000	1,369,979
		10,972,924
New York & New Jersey - 7.4%
Port Auth. of New York & New Jersey:
117th Series, 5.125% 11/15/11 (FGIC Insured) (a)	5,220,000	5,347,055
124th Series, 5% 8/1/13 (FGIC Insured) (a)	3,000,000	3,056,520
Municipal Bonds - continued
	Principal Amount	Value
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
126th Series:
5.25% 5/15/37 (FGIC Insured) (a)	$ 8,030,000	$ 8,276,923
5.5% 11/15/11 (FGIC Insured) (a)	1,495,000	1,602,520
127th Series, 5.5% 12/15/13 (AMBAC Insured) (a)	8,600,000	9,346,394
128th Series:
5% 11/1/18 (FSA Insured)	3,000,000	3,197,070
5% 11/1/19 (FSA Insured)	2,800,000	2,980,040
5% 11/1/22 (FSA Insured)	2,190,000	2,314,655
134th Series, 5% 1/15/39	4,500,000	4,645,080
Port Auth. of New York & New Jersey Spl. Oblig. Rev. (JFK Int'l. Air Term. Spl. Proj.) Series 6, 6.25% 12/1/15 (MBIA Insured) (a)	3,000,000	3,448,830
		44,215,087
Puerto Rico - 5.0%
Puerto Rico Commonwealth Gen. Oblig. (Pub. Impt. Proj.) Series A, 5.5% 7/1/19 (MBIA Insured)	2,000,000	2,244,120
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev.:
Series N, 5.25% 7/1/34	3,000,000	3,248,790
5.75% 7/1/19 (FGIC Insured)	3,000,000	3,335,730
Puerto Rico Commonwealth Infrastructure Fing. Auth.:
Series 2000 A, 5.5% 10/1/40 (Escrowed to Maturity) (b)	6,075,000	6,443,449
Series C, 5.5% 7/1/18 (AMBAC Insured)	2,000,000	2,245,500
Puerto Rico Elec. Pwr. Auth. Pwr. Rev.:
Series NN, 5.25% 7/1/21 (MBIA Insured)	5,000,000	5,544,250
Series QQ:
5.5% 7/1/17 (XL Cap. Assurance, Inc. Insured)	1,700,000	1,919,861
5.5% 7/1/18 (XL Cap. Assurance, Inc. Insured)	1,000,000	1,131,950
Municipal Bonds - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Govt. Dev. Bank Series B, 5% 12/1/10	$ 2,500,000	$ 2,589,000
Puerto Rico Sales Tax Fing. Corp. Sales Tax Rev. Series A, 0% 8/1/41 (FGIC Insured)	6,000,000	1,105,320
		29,807,970
TOTAL INVESTMENT PORTFOLIO - 98.0% (Cost $569,219,746)	584,761,117
NET OTHER ASSETS - 2.0%	11,956,787
NET ASSETS - 100%	$ 596,717,904
Legend
(a) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(b) Security collateralized by an amount sufficient to pay interest and principal.
Other Information
The distribution of municipal securities by revenue source, as a percentage of total net assets, is as follows:
General Obligations	48.4%
Escrowed/Pre-Refunded	16.5%
Transportation	13.8%
Special Tax	5.7%
Others* (individually less than 5%)	15.6%
100.0%
* Includes net other assets

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Income Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $569,219,746)		$ 584,761,117
Cash		4,371,994
Receivable for fund shares sold		137,092
Interest receivable		9,922,629
Other receivables		19,339
Total assets		599,212,171

Liabilities
Payable for fund shares redeemed	$ 1,564,634
Distributions payable	617,228
Accrued management fee	180,316
Other affiliated payables	91,456
Other payables and accrued expenses	40,633
Total liabilities		2,494,267

Net Assets		$ 596,717,904
Net Assets consist of:
Paid in capital		$ 580,591,904
Undistributed net investment income		84,996
Accumulated undistributed net realized gain (loss) on investments		499,633
Net unrealized appreciation (depreciation) on investments		15,541,371
Net Assets, for 51,918,028 shares outstanding		$ 596,717,904
Net Asset Value, offering price and redemption price per share ($596,717,904 ÷ 51,918,028 shares)		$ 11.49

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended November 30, 2007

Investment Income
Interest		$ 25,317,657

Expenses
Management fee	$ 2,157,777
Transfer agent fees	395,542
Accounting fees and expenses	142,972
Custodian fees and expenses	8,395
Independent trustees' compensation	2,045
Registration fees	20,114
Audit	51,957
Legal	6,673
Miscellaneous	4,992
Total expenses before reductions	2,790,467
Expense reductions	(235,040)	2,555,427
Net investment income		22,762,230
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers		585,662
Change in net unrealized appreciation (depreciation) on investment securities		(6,793,608)
Net gain (loss)		(6,207,946)
Net increase (decrease) in net assets resulting from operations		$ 16,554,284

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Income Fund
Financial Statements - continued

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 22,762,230	$ 21,904,162
Net realized gain (loss)	585,662	2,413,641
Change in net unrealized appreciation (depreciation)	(6,793,608)	8,699,694
Net increase (decrease) in net assets resulting from operations	16,554,284	33,017,497
Distributions to shareholders from net investment income	(22,748,428)	(21,891,832)
Distributions to shareholders from net realized gain	(1,862,763)	(7,033,064)
Total distributions	(24,611,191)	(28,924,896)
Share transactions Proceeds from sales of shares	112,342,265	107,053,432
Reinvestment of distributions	16,648,845	20,804,928
Cost of shares redeemed	(109,145,795)	(111,986,673)
Net increase (decrease) in net assets resulting from share transactions	19,845,315	15,871,687
Redemption fees	1,427	6,562
Total increase (decrease) in net assets	11,789,835	19,970,850

Net Assets
Beginning of period	584,928,069	564,957,219
End of period (including undistributed net investment income of $84,996 and distributions in excess of net investment income of $63,326, respectively)	$ 596,717,904	$ 584,928,069
Other Information Shares
Sold	9,830,277	9,356,869
Issued in reinvestment of distributions	1,455,754	1,815,688
Redeemed	(9,576,281)	(9,805,084)
Net increase (decrease)	1,709,750	1,367,473

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 11.65	$ 11.57	$ 11.70	$ 11.90	$ 11.65
Income from Investment Operations
Net investment income B	.442	.448	.459	.470	.487
Net realized and unrealized gain (loss)	(.124)	.225	(.023)	(.058)	.318
Total from investment operations	.318	.673	.436	.412	.805
Distributions from net investment income	(.441)	(.448)	(.458)	(.472)	(.488)
Distributions from net realized gain	(.037)	(.145)	(.108)	(.140)	(.067)
Total distributions	(.478)	(.593)	(.566)	(.612)	(.555)
Redemption fees added to paid in capital B, D	-	-	-	-	-
Net asset value, end of period	$ 11.49	$ 11.65	$ 11.57	$ 11.70	$ 11.90
Total Return A	2.83%	6.02%	3.77%	3.56%	7.04%
Ratios to Average Net Assets C
Expenses before reductions	.47%	.48%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.47%	.48%	.48%	.49%	.49%
Expenses net of all reductions	.43%	.41%	.43%	.48%	.49%
Net investment income	3.87%	3.91%	3.92%	4.00%	4.11%
Supplemental Data
Net assets, end of period (000 omitted)	$ 596,718	$ 584,928	$ 564,957	$ 531,874	$ 550,298
Portfolio turnover rate	10%	17%	36%	18%	24%

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Calculated based on average shares outstanding during the period.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investment Changes/Performance

Maturity Diversification
Days	% of fund's investments 11/30/07	% of fund's investments 5/31/07	% of fund's investments 11/30/06
0 - 30	79.1	84.5	85.2
31 - 90	4.3	4.7	3.9
91 - 180	5.5	2.7	2.7
181 - 397	11.1	8.1	8.2
Weighted Average Maturity
	11/30/07	5/31/07	11/30/06
Fidelity New Jersey Municipal Money Market Fund	43 Days	34 Days	34 Days
New Jersey Tax-Free Money Market Funds Average *	36 Days	33 Days	36 Days
Asset Allocation (% of fund's net assets)
As of November 30, 2007	As of May 31, 2007
Variable Rate Demand Notes (VRDNs) 71.9%	Variable Rate Demand Notes (VRDNs) 84.3%
Tender Bonds 2.5%	Tender Bonds 1.3%
Municipal Notes 16.6%	Municipal Notes 13.0%
Fidelity Municipal Cash Central Fund 3.4%	Fidelity Municipal Cash Central Fund 0.0%
Other Investments 0.4%	Other Investments 0.4%
Net Other Assets 5.2%	Net Other Assets 1.0%

Current and Historical Seven-Day Yields

	12/03/07	9/03/07	5/28/07	2/26/07	11/27/06
Fidelity New Jersey Municipal Money Market Fund	3.15%	3.46%	3.36%	3.13%	3.15%

Yield refers to the income paid by the fund over a given period. Yields for money market funds are usually for seven-day periods, as they are here, though they are expressed as annual percentage rates. Past performance is no guarantee of future results. Yield will vary and it is possible to lose money by investing in the fund.

*Source: iMoneyNet, Inc.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Investments November 30, 2007

Showing Percentage of Net Assets

Municipal Securities - 94.8%
	Principal Amount	Value
Delaware/New Jersey - 0.8%
Delaware River & Bay Auth. Rev. Participating VRDN Series Merlots 00 B8, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	$ 17,770,000	$ 17,770,000
New Jersey - 67.6%
Barnegat Township Board of Ed. BAN 4.25% 12/3/07	12,300,000	12,300,336
Burlington County Board Commission Pooled Ln. Rev. Participating VRDN Series ROC II R1023, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	1,700,000	1,700,000
Burlington County Gen. Oblig. BAN 4% 9/12/08	17,650,000	17,701,862
Camden BAN 4.25% 6/20/08	9,700,000	9,721,101
Carteret Gen. Oblig. BAN:
4% 2/15/08	5,000,000	5,003,207
4% 10/24/08	13,384,500	13,443,515
Casino Reinvestment Dev. Auth. Rev. Participating VRDN Series Merlots 05 A3, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	8,065,000	8,065,000
Collingswood School District BAN 4% 10/3/08	7,400,000	7,425,768
East Brunswick Township Gen. Oblig. BAN 4.25% 6/27/08	19,900,000	19,953,636
Englewood Gen. Oblig. BAN 4.25% 7/1/08	17,700,000	17,749,607
Essex County Gen. Oblig. BAN 4.25% 8/20/08	20,400,000	20,486,137
Essex County Impt. Auth. Rev. Participating VRDN:
Series PT 3987, 3.63% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	6,535,000	6,535,000
Series PT 4003, 3.78% (Liquidity Facility Dexia Cr. Local de France) (c)(f)(h)	6,000,000	6,000,000
Franklin Lakes Gen. Oblig. BAN 4% 3/13/08	4,090,000	4,094,328
Garden State Preservation Trust Open Space & Farmland Preservation Participating VRDN Series Merlots 05 A23, 3.67% (Liquidity Facility Bank of New York, New York) (c)(f)	21,835,000	21,835,000
Gloucester County Gen. Oblig. BAN Series A, 4% 10/17/08	7,700,000	7,736,500
Jackson Township Gen. Oblig. BAN 3.75% 12/5/08 (b)	9,900,000	9,939,105
Lincoln Park Gen. Oblig. BAN 4% 2/27/08	10,961,550	10,969,447
Middlesex County Gen. Oblig. BAN 4% 12/21/07	11,955,000	11,957,166
Montclair Township Gen. Oblig. BAN:
4% 3/14/08	6,893,500	6,900,100
4% 3/14/08	15,300,000	15,314,648
New Jersey Econ. Dev. Auth. Natural Gas Facilities Rev. Participating VRDN Series MS 06 1711, 3.72% (Liquidity Facility Morgan Stanley) (c)(d)(f)	6,665,000	6,665,000
New Jersey Econ. Dev. Auth. Rev.:
Bonds Series PT 3824, 3.73%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France) (c)(f)(h)	20,620,000	20,620,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Econ. Dev. Auth. Rev.: - continued
Participating VRDN:
Series EGL 06 0135, 3.63% (Liquidity Facility Banco Bilbao Vizcaya Argentaria SA) (c)(f)	$ 12,300,000	$ 12,300,000
Series MACN 05 H, 3.63% (Liquidity Facility Bank of America NA) (c)(f)	3,030,000	3,030,000
Series Merlots 04 B14, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	18,090,000	18,090,000
Series Merlots 2007 C99, 3.67% (Liquidity Facility Bank of New York, New York) (c)(f)	6,500,000	6,500,000
Series MT 14, 3.61% (Liquidity Facility BNP Paribas SA) (c)(f)	2,660,000	2,660,000
Series MT 34, 3.64% (Liquidity Facility Landesbank Hessen-Thuringen) (c)(f)	7,500,000	7,500,000
Series ROC 689, 3.64% (Liquidity Facility Citibank NA) (c)(f)	7,500,000	7,500,000
Series ROC II R 12012, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	7,360,000	7,360,000
(5901 Tonelle Ave. Assoc. Proj.) Series 2001, 3.71%, LOC Wachovia Bank NA, VRDN (c)(d)	2,800,000	2,800,000
(LPS Inds. Proj.) 3.71%, LOC Wachovia Bank NA, VRDN (c)(d)	6,805,000	6,805,000
New Jersey Econ. Dev. Auth. Rev. School Facilities Construction Participating VRDN Series PT 4014, 3.63% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	13,550,000	13,550,000
New Jersey Econ. Dev. Auth. Spl. Facilities Rev. (Port Newark Container LLC Proj.) 3.63%, LOC Citibank NA, VRDN (c)(d)	43,400,000	43,400,000
New Jersey Econ. Dev. Auth. Thermal Energy Facilities Rev. (Marina Energy LLC Proj.) Series A, 3.59%, LOC Wachovia Bank NA, VRDN (c)(d)	16,270,000	16,270,000
New Jersey Edl. Facilities Auth. Rev. Participating VRDN:
Series PZ 163, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	4,030,000	4,030,000
Series ROC II R 10284, 3.65% (Liquidity Facility Citigroup, Inc.) (c)(f)	3,500,000	3,500,000
Series ROC II R 2191, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	5,645,000	5,645,000
Series ROC II R 6525, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	3,000,000	3,000,000
New Jersey Envir. Infrastructure Trust Participating VRDN:
Series Putters 2193, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	4,410,000	4,410,000
Series Putters 585, 3.63% (Liquidity Facility JPMorgan Chase & Co.) (c)(d)(f)	3,925,000	3,925,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Gen. Oblig.:
Bonds 4% 6/1/08 (b)	$ 1,525,000	$ 1,529,865
Participating VRDN:
Series Clipper 06 12, 3.62% (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	36,715,000	36,715,000
Series MACN 04 F, 3.63% (Liquidity Facility Bank of America NA) (c)(f)	9,270,000	9,270,000
Series Merlots 2007 C97, 3.67% (Liquidity Facility Bank of New York, New York) (c)(f)	9,600,000	9,600,000
Series PT 2509, 3.63% (Liquidity Facility Dexia Cr. Local de France) (c)(f)(h)	8,165,000	8,165,000
Series PT 3272, 3.63% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	6,385,000	6,385,000
Series PT 3508, 3.61% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	3,960,000	3,960,000
Series Putters 1369, 3.62% (Liquidity Facility JPMorgan Chase & Co.) (c)(f)	4,370,000	4,370,000
Series Putters 2335, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	10,905,000	10,905,000
TRAN 4.5% 6/24/08	61,800,000	62,116,670
New Jersey Health Care Facilities Fing. Auth. Rev. Participating VRDN:
Series Merlots 06 F1, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	19,450,000	19,450,000
Series MT 24, 3.67% (Liquidity Facility Svenska Handelsbanken AB) (c)(f)	4,580,000	4,580,000
New Jersey Hsg. & Mtg. Fin. Agcy. Rev.:
Participating VRDN:
Series Merlots 00 A2, 3.72% (Liquidity Facility Wachovia Bank NA) (c)(d)(f)	340,000	340,000
Series PT 3991, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	19,945,000	19,945,000
(Single Family Hsg. Proj.) Series 2005 R, 3.58% (Liquidity Facility Dexia Cr. Local de France), VRDN (c)(d)	21,555,000	21,555,000
Multi-Family Series D, 3.63% (FGIC Insured), VRDN (c)(d)	12,300,000	12,300,000
Series F, 3.63% (MBIA Insured), VRDN (c)(d)	5,000,000	5,000,000
Series G, 3.63% (FSA Insured), VRDN (c)(d)	17,095,000	17,095,000
New Jersey Sports & Exposition Auth. Contract Rev. Participating VRDN Series PA 649R, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	4,605,000	4,605,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Tobacco Settlement Fing. Corp.:
Bonds:
Series Merlots 07 C71, 3.78%, tender 2/14/08 (Liquidity Facility Bank of New York, New York) (c)(f)(h)	$ 17,785,000	$ 17,785,000
4.375% 6/1/19 (Pre-Refunded to 6/1/08 @ 100) (e)	7,685,000	7,710,310
Participating VRDN:
Series Clipper 07 9, 3.63% (Liquidity Facility State Street Bank & Trust Co., Boston) (c)(f)	16,600,000	16,600,000
Series Merlots 07 C68, 3.67% (Liquidity Facility Bank of New York, New York) (c)(f)	6,800,000	6,800,000
Series Putters 1734 B, 3.66% (Liquidity Facility JPMorgan Chase & Co.) (c)(f)	59,000,000	59,000,000
Series ROC II R 11028 CE, 3.64% (Liquidity Facility Citibank NA) (c)(f)	5,220,000	5,220,000
Series ROC II R 756 CE, 3.65% (Liquidity Facility Citibank NA) (c)(f)	48,545,000	48,545,000
Series ROC II R 818 CE, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	8,355,000	8,355,000
New Jersey Tpk. Auth. Tpk. Rev.:
Participating VRDN:
Series AAB 00 6, 3.62% (Liquidity Facility Bank of America NA) (c)(f)	29,240,000	29,240,000
Series Merlots 00 EEE, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	3,980,000	3,980,000
Series PA 613, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	14,165,000	14,165,000
Series PA 614, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	3,825,000	3,825,000
Series PA 670, 3.82% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	2,345,000	2,345,000
Series Putters 155, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	1,000,000	1,000,000
Series ROC II R 10040, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	24,045,000	24,045,000
Series ROC II R549, 3.64% (Liquidity Facility Citibank NA) (c)(f)	6,490,000	6,490,000
Series 2003 C1, 3.62% (FSA Insured), VRDN (c)	25,900,000	25,900,000
Series 2003 C2, 3.62% (FSA Insured), VRDN (c)	4,100,000	4,100,000
New Jersey Trans. Trust Fund Participating VRDN Series MT 504, 3.63% (Liquidity Facility Landesbank Hessen-Thuringen) (c)(f)	15,000,000	15,000,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Trans. Trust Fund Auth.:
Bonds Series PT 2500, 3.63%, tender 12/7/07 (Liquidity Facility Dexia Cr. Local de France) (c)(f)	$ 4,960,000	$ 4,960,000
Participating VRDN:
Series DB 447, 3.65% (Liquidity Facility Deutsche Bank AG) (c)(f)	35,595,000	35,595,000
Series DB 449, 3.65% (Liquidity Facility Deutsche Bank AG) (c)(f)	8,315,000	8,315,000
Series Merlots 04 B, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	12,145,000	12,145,000
Series Merlots 07 C8, 3.67% (Liquidity Facility Bank of New York, New York) (c)(f)	4,975,000	4,975,000
Series MS 00 224, 3.66% (Liquidity Facility Morgan Stanley) (c)(f)	9,000,000	9,000,000
Series MS 06 2086, 3.66% (Liquidity Facility Morgan Stanley) (c)(f)	16,205,000	16,205,000
Series MS 963D, 3.69% (Liquidity Facility Morgan Stanley) (c)(f)	12,235,000	12,235,000
Series MS 98 54, 3.66% (Liquidity Facility Morgan Stanley) (c)(f)	11,935,000	11,935,000
Series MT 245, 3.61% (Liquidity Facility Bayerische Hypo-und Vereinsbank AG) (c)(f)	49,660,000	49,660,000
Series MT 438, 3.77% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	9,995,000	9,995,000
Series PT 2363A, 3.61% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	1,940,000	1,940,000
Series PT 2711, 3.67% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	5,915,000	5,915,000
Series PT 3472, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	6,000,000	6,000,000
Series PT 3859, 3.63% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	15,030,000	15,030,000
Series PT 4335, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	22,070,000	22,070,000
Series Putters 1143, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	9,060,000	9,060,000
Series Putters 1144, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	10,500,000	10,500,000
Series Putters 2195, 3.68% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	13,795,000	13,795,000
Series Putters 2196, 3.68% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	1,400,000	1,400,000
Series Putters 503, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	5,105,000	5,105,000
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
New Jersey Trans. Trust Fund Auth.: - continued
Participating VRDN:
Series Putters 820, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	$ 10,635,000	$ 10,635,000
Series PZ 109, 3.66% (Liquidity Facility Dexia Cr. Local de France) (c)(f)	13,310,000	13,310,000
Series PZ 110, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	10,100,000	10,100,000
Series ROC 4040, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	6,985,000	6,985,000
Series ROC II R 10157, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	5,350,000	5,350,000
Series ROC II R 10196 Z, 3.66% (Liquidity Facility Citigroup, Inc.) (c)(f)	9,300,000	9,300,000
Series ROC II R 11231, 3.64% (Liquidity Facility Citibank NA) (c)(f)	10,320,000	10,320,000
Series ROC II R 11278, 3.64% (Liquidity Facility Citibank NA) (c)(f)	13,000,000	13,000,000
Series ROC II R 632, 3.67% (Liquidity Facility Citigroup, Inc.) (c)(f)	3,110,000	3,110,000
Series ROC II R 684Z, 3.66% (Liquidity Facility Citibank NA) (c)(f)	2,850,000	2,850,000
Series ROC II R146, 3.64% (Liquidity Facility Citibank NA) (c)(f)	7,495,000	7,495,000
Series ROC II R447, 3.64% (Liquidity Facility Citibank NA) (c)(f)	3,000,000	3,000,000
Series Stars 07 46, 3.62% (Liquidity Facility BNP Paribas SA) (c)(f)	5,700,000	5,700,000
Newark Port Auth. Hsg. Auth. Rev. Participating VRDN:
Series BS 303, 3.68% (Liquidity Facility Bear Stearns Companies, Inc.) (c)(f)	5,930,000	5,930,000
Series ROC II R 2125, 3.64% (Liquidity Facility Citigroup, Inc.) (c)(f)	5,260,000	5,260,000
Newark Port Auth. Rev. Participating VRDN Series DB 343, 3.66% (Liquidity Facility Deutsche Bank AG) (c)(f)	11,000,000	11,000,000
North Bergen Township Gen. Oblig. BAN 4.25% 5/15/08	10,391,250	10,417,124
North Brunswick Township Gen. Oblig. BAN Series A, 4.25% 8/19/08	14,100,000	14,156,375
North Plainfield Gen. Oblig. BAN 4% 6/22/08	6,069,550	6,077,331
Passaic County Gen. Oblig. BAN 4% 5/14/08	19,900,000	19,927,617
Sparta Township Gen. Oblig. BAN 4% 5/30/08	5,300,000	5,308,358
Toms River BAN 4% 12/12/07	15,799,080	15,800,381
Trenton Gen. Oblig. BAN 4% 5/16/08	18,149,000	18,172,148
Union County Gen. Oblig. BAN 4.25% 5/1/08	8,200,000	8,218,241
Municipal Securities - continued
	Principal Amount	Value
New Jersey - continued
Union Township Gen. Oblig. BAN 4% 2/15/08	$ 8,196,500	$ 8,201,098
Washington Township/Mercer County Gen. Oblig. BAN 4% 9/26/08	12,525,000	12,575,546
		1,500,417,527
New Jersey/Pennsylvania - 2.2%
Delaware River Joint Toll Bridge Commission Pennsylvania-New Jersey Bridge Rev. Participating VRDN Series EGL 07 0154, 3.65% (Liquidity Facility Landesbank Hessen-Thuringen) (c)(f)	3,795,000	3,795,000
Delaware River Port Auth. Pennsylvania & New Jersey Rev. Participating VRDN:
Series Merlots 00 B4, 3.7% (Liquidity Facility Wachovia Bank NA) (c)(f)	5,900,000	5,900,000
Series Merlots 00 K, 3.67% (Liquidity Facility Wachovia Bank NA) (c)(f)	16,165,000	16,165,000
Series MS 00 396, 3.66% (Liquidity Facility Morgan Stanley) (c)(f)	11,510,000	11,510,000
Series PA 606, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	4,495,000	4,495,000
Series SGA 89, 3.63% (Liquidity Facility Societe Generale) (c)(f)	7,000,000	7,000,000
		48,865,000
New York & New Jersey - 17.0%
Port Auth. of New York & New Jersey:
Bonds:
Series Merlots 07 C1, 3.83%, tender 2/14/08 (Liquidity Facility Bank of New York, New York) (c)(d)(f)(h)	3,990,000	3,990,000
Series PT 3813, 3.78%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France) (c)(d)(f)(h)	6,170,000	6,170,000
Participating VRDN:
Series Austin 07 1017, 3.66% (Liquidity Facility Bank of America NA) (c)(d)(f)	15,000,000	15,000,000
Series DB 404, 3.64% (Liquidity Facility Deutsche Bank AG) (c)(d)(f)	8,165,000	8,165,000
Series EGL 06 107 Class A, 3.73% (Liquidity Facility Landesbank Hessen-Thuringen) (c)(d)(f)	30,500,000	30,500,000
Series EGL 07 0047, 3.75% (Liquidity Facility Bayerische Landesbank (UNGTD)) (c)(d)(f)	5,600,000	5,600,000
Series MS 06 1747, 3.73% (Liquidity Facility Morgan Stanley) (c)(d)(f)	4,159,000	4,159,000
Series MS 06 1748, 3.73% (Liquidity Facility Morgan Stanley) (c)(d)(f)	2,585,000	2,585,000
Municipal Securities - continued
	Principal Amount	Value
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Participating VRDN:
Series MS 06 1928, 3.66% (Liquidity Facility Morgan Stanley) (c)(f)	$ 30,540,000	$ 30,540,000
Series MT 338, 3.64% (Liquidity Facility Lloyds TSB Bank PLC) (c)(d)(f)	2,500,000	2,500,000
Series MT 394, 3.64% (Liquidity Facility BNP Paribas SA) (c)(d)(f)	4,775,000	4,775,000
Series MT 399, 3.64% (Liquidity Facility BNP Paribas SA) (c)(d)(f)	6,145,000	6,145,000
Series PA 1038R, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	4,995,000	4,995,000
Series PA 1171R, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	5,100,000	5,100,000
Series PA 1251, 3.63% (Liquidity Facility Bank of New York, New York) (c)(f)	4,600,000	4,600,000
Series PA 1365, 3.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	9,570,000	9,570,000
Series PA 1377 R, 3.72% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	5,050,000	5,050,000
Series PA 1516, 3.69% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	15,000,000	15,000,000
Series PT 1269, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	9,805,000	9,805,000
Series PT 2698, 3.7% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	7,670,000	7,670,000
Series PT 3177, 3.64% (Liquidity Facility Danske Bank AS) (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	8,480,000	8,480,000
Series PT 3560, 3.64% (Liquidity Facility Dexia Cr. Local de France) (c)(d)(f)	2,730,000	2,730,000
Series PT 870, 3.64% (Liquidity Facility DEPFA BANK PLC) (c)(d)(f)	10,780,000	10,780,000
Series PT 984, 3.67% (Liquidity Facility Landesbank Hessen-Thuringen) (c)(f)	7,870,000	7,870,000
Series Putters 1969, 3.7% (Liquidity Facility JPMorgan Chase Bank) (c)(d)(f)	3,160,000	3,160,000
Series Putters 2092, 3.62% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	41,000,000	41,000,000
Series Putters 2187, 3.63% (Liquidity Facility JPMorgan Chase Bank) (c)(d)(f)	9,335,000	9,335,000
Series Putters 2339, 3.63% (Liquidity Facility JPMorgan Chase Bank) (c)(d)(f)	6,200,000	6,200,000
Series 1991-1, 3.66%, VRDN (c)(d)(h)	8,800,000	8,800,000
Municipal Securities - continued
	Principal Amount	Value
New York & New Jersey - continued
Port Auth. of New York & New Jersey: - continued
Series 1991-3, 3.66%, VRDN (c)(d)(h)	$ 9,800,000	$ 9,800,000
Series 1992-1, 3.63%, VRDN (c)(h)	6,800,000	6,800,000
Series 1995-3, 3.66%, VRDN (c)(d)(h)	9,400,000	9,400,000
Series 1995-4, 3.66%, VRDN (c)(d)(h)	10,500,000	10,500,000
Series 4, 3.64%, VRDN (c)	10,000,000	10,000,000
Port Auth. of New York & New Jersey Spl. Oblig. Rev. Participating VRDN:
Series MS 00 331, 3.7% (Liquidity Facility Morgan Stanley) (c)(d)(f)	18,830,000	18,830,000
Series PA 1258, 3.71% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(d)(f)	5,180,000	5,180,000
Series Putters 278, 3.63% (Liquidity Facility JPMorgan Chase Bank) (c)(d)(f)	18,435,000	18,435,000
Springfield Pub. Util. Rev. Participating VRDN Series AAB 06 87, 3.67% (Liquidity Facility Bank of America NA) (c)(d)(f)	8,870,000	8,870,000
		378,089,000
Puerto Rico - 3.8%
Puerto Rico Commonwealth Aqueduct & Swr. Auth. Participating VRDN Series ROC II R 10001 CE, 3.66% (Liquidity Facility Citigroup, Inc.) (c)(f)	25,000,000	25,000,000
Puerto Rico Commonwealth Gen. Oblig. Participating VRDN:
Series Merlots 00 EE, 3.65% (Liquidity Facility Wachovia Bank NA) (c)(f)	2,575,000	2,575,000
Series RobIns 3, 3.61% (Liquidity Facility Bank of New York, New York) (c)(f)	1,915,000	1,915,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Hwy. Rev. Participating VRDN:
Series EC 1004, 3.67% (Liquidity Facility Merrill Lynch & Co., Inc.) (c)(f)	15,500,000	15,500,000
Series ROC II R 66, 3.63% (Liquidity Facility Citibank NA) (c)(f)	1,155,000	1,155,000
Puerto Rico Commonwealth Hwy. & Trans. Auth. Trans. Rev. Participating VRDN:
Series ROC II R 785 CE, 3.63% (Liquidity Facility Citigroup, Inc.) (c)(f)	6,415,000	6,415,000
Series ROC II R 790, 3.63% (Liquidity Facility Citibank NA) (c)(f)	8,200,000	8,200,000
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN:
Series MS 1276, 3.67% (Liquidity Facility Morgan Stanley) (c)(f)	6,700,000	6,700,000
Series Putters 147, 3.6% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	1,560,000	1,560,000
Municipal Securities - continued
	Principal Amount	Value
Puerto Rico - continued
Puerto Rico Elec. Pwr. Auth. Pwr. Rev. Participating VRDN: - continued
Series Putters 1818, 3.68% (Liquidity Facility JPMorgan Chase Bank) (c)(f)	$ 6,910,000	$ 6,910,000
Puerto Rico Pub. Bldg. Auth. Participating VRDN Series DFA 07 02, 3.63% (Liquidity Facility DEPFA BANK PLC) (c)(f)	9,600,000	9,600,000
		85,530,000
	Shares
Other - 3.4%
Fidelity Municipal Cash Central Fund, 3.66% (a)(g)	74,614,000	74,614,000
TOTAL INVESTMENT PORTFOLIO - 94.8% (Cost $2,105,285,527)		2,105,285,527
NET OTHER ASSETS - 5.2%		115,587,962
NET ASSETS - 100%		$ 2,220,873,489
Security Type Abbreviations
BAN - BOND ANTICIPATION NOTE
TRAN - TAX AND REVENUE ANTICIPATION NOTE
VRDN - VARIABLE RATE DEMAND NOTE
Legend

(a) Affiliated fund that is available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request.

(b) Security or a portion of the security purchased on a delayed delivery or when-issued basis.
(c) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(d) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
(e) Security collateralized by an amount sufficient to pay interest and principal.
(f) Provides evidence of ownership in one or more underlying municipal bonds.
(g) Information in this report regarding holdings by state and security types does not reflect the holdings of the Fidelity Municipal Cash Central Fund.

(h) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $108,030,000 or 4.9% of net assets.

Additional information on each holding is as follows:
Security	Acquisition Date	Cost
Essex County Impt. Auth. Rev. Participating VRDN Series PT 4003, 3.78% (Liquidity Facility Dexia Cr. Local de France)	4/4/07	$ 6,000,000
New Jersey Econ. Dev. Auth. Rev. Bonds Series PT 3824, 3.73%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France)	1/11/07 - 5/8/07	$ 20,620,000
New Jersey Gen. Oblig. Participating VRDN Series PT 2509, 3.63% (Liquidity Facility Dexia Cr. Local de France)	9/17/07	$ 8,165,000
New Jersey Tobacco Settlement Fing. Corp. Bonds Series Merlots 07 C71, 3.78%, tender 2/14/08 (Liquidity Facility Bank of New York, New York)	9/4/07	$ 17,785,000
Security	Acquisition Date	Cost
Port Auth. of New York & New Jersey Bonds Series Merlots 07 C1, 3.83%, tender 2/14/08 (Liquidity Facility Bank of New York, New York)	9/4/07	$ 3,990,000
Port Auth. of New York & New Jersey Bonds Series PT 3813, 3.78%, tender 3/6/08 (Liquidity Facility Dexia Cr. Local de France)	1/4/07	$ 6,170,000
Port Auth. of New York & New Jersey Series 1991-1, 3.66%, VRDN	6/18/91	$ 8,800,000
Port Auth. of New York & New Jersey Series 1991-3, 3.66%, VRDN	12/3/03	$ 9,800,000
Port Auth. of New York & New Jersey Series 1992-1, 3.63%, VRDN	2/14/92	$ 6,800,000
Port Auth. of New York & New Jersey Series 1995-3, 3.66%, VRDN	9/15/95	$ 9,400,000
Port Auth. of New York & New Jersey Series 1995-4, 3.66%, VRDN	8/9/02	$ 10,500,000
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Municipal Cash Central Fund	$ 516,710

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund

Financial Statements

Statement of Assets and Liabilities

	November 30, 2007

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $2,030,671,527)	$ 2,030,671,527
Fidelity Central Funds (cost $74,614,000)	74,614,000
Total Investments (cost $2,105,285,527)		$ 2,105,285,527
Cash		66,868,269
Receivable for investments sold		23,149,772
Receivable for fund shares sold		47,808,414
Interest receivable		23,402,271
Distributions receivable from Fidelity Central Funds		157,087
Other receivables		353,810
Total assets		2,267,025,150

Liabilities
Payable for investments purchased Regular delivery	$ 12,426,492
Delayed delivery	11,468,970
Payable for fund shares redeemed	21,000,692
Distributions payable	77,160
Accrued management fee	655,866
Other affiliated payables	485,397
Other payables and accrued expenses	37,084
Total liabilities		46,151,661

Net Assets		$ 2,220,873,489
Net Assets consist of:
Paid in capital		$ 2,220,365,869
Undistributed net investment income		41,087
Accumulated undistributed net realized gain (loss) on investments		466,533
Net Assets, for 2,219,140,081 shares outstanding		$ 2,220,873,489
Net Asset Value, offering price and redemption price per share ($2,220,873,489 ÷ 2,219,140,081 shares)		$ 1.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Fidelity New Jersey Municipal Money Market Fund
Financial Statements - continued

Statement of Operations

	Year ended November 30, 2007

Investment Income
Interest		$ 71,727,759
Income from Fidelity Central Funds		516,710
Total income		72,244,469

Expenses
Management fee	$ 7,375,383
Transfer agent fees	2,582,180
Accounting fees and expenses	195,474
Custodian fees and expenses	30,059
Independent trustees' compensation	6,800
Registration fees	17,234
Audit	45,859
Legal	14,290
Miscellaneous	11,305
Total expenses before reductions	10,278,584
Expense reductions	(1,980,062)	8,298,522
Net investment income		63,945,947
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	465,786
Capital gain distributions from Fidelity Central Funds	747
Total net realized gain (loss)		466,533
Net increase in net assets resulting from operations		$ 64,412,480

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended November 30, 2007	Year ended November 30, 2006
Increase (Decrease) in Net Assets
Operations
Net investment income	$ 63,945,947	$ 48,432,715
Net realized gain (loss)	466,533	173,066
Net increase in net assets resulting from operations	64,412,480	48,605,781
Distributions to shareholders from net investment income	(63,941,384)	(48,429,609)
Share transactions at net asset value of $1.00 per share Proceeds from sales of shares	7,562,463,478	5,470,336,633
Reinvestment of distributions	63,008,907	47,667,325
Cost of shares redeemed	(7,179,937,032)	(5,249,989,868)
Net increase (decrease) in net assets and shares resulting from share transactions	445,535,353	268,014,090
Total increase (decrease) in net assets	446,006,449	268,190,262

Net Assets
Beginning of period	1,774,867,040	1,506,676,778
End of period (including undistributed net investment income of $41,087 and undistributed net investment income of $36,524, respectively)	$ 2,220,873,489	$ 1,774,867,040

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended November 30,	2007	2006	2005	2004	2003
Selected Per-Share Data
Net asset value, beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Income from Investment Operations
Net investment income	.032	.029	.018	.007	.006
Net realized and unrealized gain (loss) D	-	-	-	-	-
Total from investment operations	.032	.029	.018	.007	.006
Distributions from net investment income	(.032)	(.029)	(.018)	(.007)	(.006)
Distributions from net realized gain	-	-	-	-	- D
Total distributions	(.032)	(.029)	(.018)	(.007)	(.006)
Net asset value, end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total ReturnA	3.23%	2.95%	1.84%	.68%	.64%
Ratios to Average Net AssetsB,C
Expenses before reductions	.51%	.52%	.52%	.53%	.52%
Expenses net of fee waivers, if any	.51%	.52%	.52%	.53%	.52%
Expenses net of all reductions	.41%	.40%	.43%	.51%	.50%
Net investment income	3.18%	2.91%	1.82%	.68%	.61%
Supplemental Data
Net assets, end of period (000 omitted)	$ 2,220,873	$ 1,774,867	$ 1,506,677	$ 1,423,879	$ 1,243,850

A Total returns would have been lower had certain expenses not been reduced during the periods shown.

B Fees and expenses of the underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

C Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund.

D Amount represents less than $.001 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended November 30, 2007

1. Organization.

Fidelity New Jersey Municipal Income Fund (the Income Fund) is a fund of Fidelity Court Street Trust. Fidelity New Jersey Municipal Money Market Fund (the Money Market Fund)is a fund of Fidelity Court Street Trust II. Each trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company. Fidelity Court Street Trust and Fidelity Court Street Trust II (the trusts) are organized as a Massachusetts business trust and a Delaware statutory trust, respectively. The Income Fund is a non-diversified fund. Each Fund is authorized to issue an unlimited number of shares. Each Fund may be affected by economic and political developments in the state of New Jersey.

2. Investments in Fidelity Central Funds.

The Funds may invest in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by Fidelity Management & Research Company (FMR) and its affiliates. The Funds' Schedules of Investments list each of the Fidelity Central Funds as an investment of each Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Funds indirectly bear their proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete list of holdings for each Fidelity Central Fund is available upon request or at the SEC's web site at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Funds' Report of Independent Registered Public Accounting Firm, are available on the SEC's web site or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Funds:

Security Valuation. Investments are valued and net asset value per share is calculated (NAV calculation) as of the close of business of the New York Stock Exchange, normally 4:00 p.m. Eastern time. Wherever possible, each Fund uses independent pricing services approved by the Board of Trustees to value their investments. For the Income Fund, debt securities, including restricted securities, for which quotes are readily available, are valued by independent pricing services or by dealers who make markets in such securities. Pricing services consider yield or price of bonds of comparable quality, coupon, maturity

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Security Valuation - continued

and type as well as dealer supplied prices. When current market prices or quotations are not readily available or do not accurately reflect fair value, valuations may be determined in accordance with procedures adopted by the Board of Trustees. The frequency of when fair value pricing is used is unpredictable. The value of securities used for NAV calculation under fair value pricing may differ from published prices for the same securities. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value each business day. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost, which approximates value.

As permitted by compliance with certain conditions under Rule 2a-7 of the 1940 Act, securities owned by the Money Market Fund are valued at amortized cost which approximates value.

Investment Transactions and Income. For financial reporting purposes, the Funds' investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV for processing shareholder transactions includes trades executed through the end of the prior business day for the Income Fund and trades executed through the end of the current business day for the Money Market Fund. Gains and losses on securities sold are determined on the basis of identified cost. Interest income and income and capital gain distributions from the Fidelity Central Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities.

Expenses. Most expenses of each trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among each Fund in the trust. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, each Fund intends to qualify as a regulated investment company by distributing all of its taxable income and realized gains under Subchapter M of the Internal Revenue Code. As a result, no provision for income taxes is required in the accompanying financial statements.

Dividends are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. In addition, Certain Funds claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Annual Report

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Capital accounts within the financial statements are adjusted for permanent book-tax differences. For the Income Fund, certain adjustments have been made to the accounts relating to prior periods. Collectively, these adjustments have no impact on the funds' net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Fidelity Central Funds, market discount and deferred trustees compensation.

The Funds purchase municipal securities whose interest, in the opinion of the issuer, is free from federal income tax. There is no assurance that the Internal Revenue Service (IRS) will agree with this opinion. In the event the IRS determines that the issuer does not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued.

The tax-basis components of distributable earnings and the federal tax cost as of period end were as follows for each Fund:

	Cost for Federal Income Tax Purposes	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Fidelity New Jersey Municipal Income Fund	$ 569,135,009	$ 16,716,709	$ (1,090,601)	$ 15,626,108
Fidelity New Jersey Municipal Money Market Fund	2,105,285,527	-	-	-
	Undistributed Ordinary Income	Undistributed Long-term Capital Gain
Fidelity New Jersey Municipal Income Fund	$ -	$ 436,715
Fidelity New Jersey Municipal Money Market Fund	42,475	217,202

The tax character of distributions paid was as follows:

November 30, 2007	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 22,748,428	$ -	$ 1,862,763	$ 24,611,191
Fidelity New Jersey Municipal Money Market Fund	63,941,384	-	-	63,941,384

Annual Report

Notes to Financial Statements - continued

3. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

November 30, 2006	Tax-exempt Income	Ordinary Income	Long-term Capital Gains	Total
Fidelity New Jersey Municipal Income Fund	$ 21,891,832	$ -	$ 7,033,064	$ 28,924,896
Fidelity New Jersey Municipal Money Market Fund	48,429,609	-	-	48,429,609

Short-Term Trading (Redemption) Fees. Shares held in the Income Fund less than 30 days are subject to a redemption fee equal to .50% of the proceeds of the redeemed shares. All redemption fees, including any estimated redemption fees paid by FMR, are retained by the Fund and accounted for as an addition to paid in capital.

New Accounting Pronouncements. In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48), was issued and is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006. FIN 48 sets forth a threshold for financial statement recognition, measurement and disclosure of a tax position taken or expected to be taken on a tax return. Management has concluded that the adoption of FIN 48 will not result in a material impact on the Funds' net assets, results of operations and financial statement disclosures.

In addition, in September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Funds' financial statement disclosures.

4. Operating Policies.

Delayed Delivery Transactions and When-Issued Securities. Certain Funds may purchase or sell securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. During the time a delayed delivery sell is outstanding, the contract is marked-to-market daily and equivalent deliverable securities are held for the transaction. The value of the securities purchased on a delayed delivery or when-issued basis are identified as such in each applicable Fund's

Annual Report

4. Operating Policies - continued

Delayed Delivery Transactions and When-Issued Securities - continued

Schedule of Investments. Certain Funds may receive compensation for interest forgone in the purchase of a delayed delivery or when-issued security. With respect to purchase commitments, each applicable Fund identifies securities as segregated in its records with a value at least equal to the amount of the commitment. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract's terms, or if the issuer does not issue the securities due to political, economic, or other factors.

Restricted Securities. Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of each applicable Fund's Schedule of Investments.

5. Purchases and Sales of Investments.

Purchases and sales of, other than short-term securities, for the Income Fund aggregated $81,265,214 and $56,526,416, respectively.

6. Fees and Other Transactions with Affiliates.

Management Fee. FMR and its affiliates provide Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market with investment management related services for which the Funds pay a monthly management fee. The management fee is the sum of an individual fund fee rate and a group fee rate. The individual fund fee rate is applied to each Fund's average net assets. The group fee rate is based upon the average net assets of all the mutual funds advised by FMR. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the period, each Fund's annual management fee rate expressed as a percentage of each Fund's average net assets was as follows:

	Individual Rate	Group Rate	Total
Fidelity New Jersey Municipal Income Fund	.25%	.12%	.37%
Fidelity New Jersey Municipal Money Market Fund	.25%	.12%	.37%

Transfer Agent and Accounting Fees. Citibank, N.A. (Citibank) is the custodian, transfer agent and shareholder servicing agent for the Funds. Citibank has entered into a sub-arrangement with Fidelity Service Company, Inc. (FSC), an affiliate of FMR, under which FSC performs the activities associated with the Fund's transfer and shareholder

Annual Report

Notes to Financial Statements - continued

6. Fees and Other Transactions with Affiliates - continued

Transfer Agent and Accounting Fees - continued

servicing agent and accounting functions. The pay account fees and asset-based fees that vary according to account size and type of account. FSC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. The accounting fee is based on the level of average net assets for the month. For the period, the transfer agent fees were equivalent to the following annual rates expressed as a percentage of average net assets:

Fidelity New Jersey Municipal Income Fund	.07%	|
Fidelity New Jersey Municipal Money Market Fund	.13%

7. Committed Line of Credit.

The Income Fund participates with other funds managed by FMR in a $4.2 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro rata portion of the line of credit, which is reflected in Miscellaneous Expense on the Statement of Operations, and is as follows:

Fidelity New Jersey Municipal Income Fund	$ 1,235

During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Through arrangements with the Income Fund's and New Jersey Municipal Money Market Fund's custodian and transfer agent, credits realized as a result of uninvested cash balances were used to reduce fund expenses. These expense reductions are noted in the table below.

	Custody expense reduction	Transfer Agent expense reduction	Accounting expense reduction

Fidelity New Jersey Municipal Income Fund	$ 8,395	$ 211,333	$ 15,312
Fidelity New Jersey Municipal Money Market Fund	29,886	1,947,234	2,942

Annual Report

9. Other.

The Funds' organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Funds. In the normal course of business, the Funds may also enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Funds. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Court Street Trust and Fidelity Court Street Trust II and the Shareholders of Fidelity New Jersey Municipal Income Fund and Fidelity New Jersey Municipal Money Market Fund:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity New Jersey Municipal Income Fund (a fund of Fidelity Court Street Trust) and Fidelity New Jersey Municipal Money Market Fund a fund of Fidelity Court Street Trust II) at November 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Court Street Trust's and Fidelity Court Street Trust II's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

January 17, 2008

Annual Report

Trustees and Officers

The Trustees, Members of the Advisory Board, and executive officers of the trusts and funds, as applicable, are listed below. The Board of Trustees governs each fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee each fund's activities, review contractual arrangements with companies that provide services to each fund, and review each fund's performance. Each of the Trustees oversees 373 funds advised by FMR or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) (Independent Trustee), shall retire not later than the last day of the calendar year in which his or her 72nd birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. The executive officers and Advisory Board Members hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-8544.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
Edward C. Johnson 3d (77)

Year of Election or Appointment: 1977 or 1991

Trustee of Fidelity Court Street Trust (1977) and Fidelity Court Street Trust II (1991). Mr. Johnson is Chairman of the Board of Trustees. Mr. Johnson serves as President (2006-present), Chief Executive Officer, Chairman, and a Director of FMR LLC; Chairman and a Director of FMR; Chairman and a Director of Fidelity Research & Analysis Company (FRAC); Chairman and a Director of Fidelity Investments Money Management, Inc.; and Chairman (2001-present) and a Director of FMR Co., Inc. In addition, Mr. Johnson serves as Chairman and Director of Fidelity International Limited (FIL).

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trusts or various entities under common control with FMR. FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Age; Principal Occupation
Dennis J. Dirks (59)

Year of Election or Appointment: 2005

Prior to his retirement in May 2003, Mr. Dirks was Chief Operating Officer and a member of the Board of The Depository Trust & Clearing Corporation (DTCC) (1999-2003). He also served as President, Chief Operating Officer, and Board member of The Depository Trust Company (DTC) (1999-2003) and President and Board member of the National Securities Clearing Corporation (NSCC) (1999-2003). In addition,
Mr. Dirks served as Chief Executive Officer and Board member of the Government Securities Clearing Corporation (2001-2003) and Chief Executive Officer and Board member of the Mortgage-Backed Securities Clearing Corporation (2001-2003). Mr. Dirks also serves as a Trustee and a member of the Finance Committee of Manhattan College (2005-present) and a Trustee and a member of the Finance Committee of AHRC of Nassau County (2006-present).

Albert R. Gamper, Jr. (65)

Year of Election or Appointment: 2006

Prior to his retirement in December 2004, Mr. Gamper served as Chairman of the Board of CIT Group Inc. (commercial finance). During his tenure with CIT Group Inc. Mr. Gamper served in numerous senior management positions, including Chairman (1987-1989; 1999-2001; 2002-2004), Chief Executive Officer (1987-2004), and President (1989-2002). He currently serves as a member of the Board of Directors of Public Service Enterprise Group (utilities, 2001-present), Chairman of the Board of Governors, Rutgers University (2004-present), and Chairman of the Board of Saint Barnabas Health Care System.

George H. Heilmeier (71)

Year of Election or Appointment: 2004

Dr. Heilmeier is Chairman Emeritus of Telcordia Technologies (communication software and systems), where prior to his retirement, he served as company Chairman and Chief Executive Officer. He currently serves on the Boards of Directors of The Mitre Corporation (systems engineering and information technology support for the government), and HRL Laboratories (private research and development, 2004-present). He is Chairman of the General Motors Science & Technology Advisory Board and a Life Fellow of the Institute of Electrical and Electronics Engineers (IEEE). Dr. Heilmeier is a member of the Defense Science Board and the National Security Agency Advisory Board. He is also a member of the National Academy of Engineering, the American Academy of Arts and Sciences, and the Board of Overseers of the School of Engineering and Applied Science of the University of Pennsylvania. Previously, Dr. Heilmeier served as a Director of TRW Inc. (automotive, space, defense, and information technology, 1992-2002), Compaq (1994-2002), Automatic Data Processing, Inc. (ADP) (technology-based business outsourcing, 1995-2002), INET Technologies Inc. (telecommunications network surveillance, 2001-2004), and Teletech Holdings (customer management services). He is the recipient of the 2005 Kyoto Prize in Advanced Technology for his invention of the liquid crystal display, and a member of the Consumer Electronics Hall of Fame.

James H. Keyes (67)

Year of Election or Appointment: 2007

Prior to his retirement in 2003, Mr. Keyes was Chairman, President, and Chief Executive Officer of Johnson Controls, Inc. (automotive supplier, 1993-2003). He currently serves as a member of the boards of LSI Logic Corporation (semiconductor technologies), Navistar International Corporation (manufacture and sale of trucks, buses, and diesel engines, 2002-present), and Pitney Bowes, Inc. (integrated mail, messaging, and document management solutions).

Marie L. Knowles (61)

Year of Election or Appointment: 2001

Prior to Ms. Knowles' retirement in June 2000, she served as Executive Vice President and Chief Financial Officer of Atlantic Richfield Company (ARCO) (diversified energy, 1996-2000). From 1993 to 1996, she was a Senior Vice President of ARCO and President of ARCO Transportation Company. She served as a Director of ARCO from 1996 to 1998. She currently serves as a Director of Phelps Dodge Corporation (copper mining and manufacturing) and McKesson Corporation (healthcare service, 2002-present). Ms. Knowles is a Trustee of the Brookings Institution and the Catalina Island Conservancy and also serves as a member of the Advisory Board for the School of Engineering of the University of Southern California.

Ned C. Lautenbach (63)

Year of Election or Appointment: 2000

Mr. Lautenbach is Chairman of the Independent Trustees (2006-present). Mr. Lautenbach has been a partner of Clayton, Dubilier & Rice, Inc. (private equity investment firm) since September 1998. Previously, Mr. Lautenbach was with the International Business Machines Corporation (IBM) from 1968 until his retirement in 1998. Mr. Lautenbach serves as a Director of Sony Corporation (2006-present) and Eaton Corporation (diversified industrial) as well as the Philharmonic Center for the Arts in Naples, Florida. He also is a member of the Board of Trustees of Fairfield University (2005-present), as well as a member of the Council on Foreign Relations.

Cornelia M. Small (63)

Year of Election or Appointment: 2005

Ms. Small is a member (2000-present) and Chairperson (2002-present) of the Investment Committee, and a member (2002-present) of the Board of Trustees of Smith College. Previously, she served as Chief
Investment Officer (1999-2000), Director of Global Equity Investments (1996-1999), and a member of the Board of Directors of Scudder,
Stevens & Clark (1990-1997) and Scudder Kemper Investments (1997-1999). In addition, Ms. Small served as Co-Chair (2000-2003) of the Annual Fund for the Fletcher School of Law and Diplomacy.

William S. Stavropoulos (68)

Year of Election or Appointment: 2002

Mr. Stavropoulos is Chairman Emeritus of the Board of Directors of The Dow Chemical Company. Since joining The Dow Chemical Company in 1967, Mr. Stavropoulos served in numerous senior management positions, including President (1993-2000; 2002-2003), CEO (1995-2000; 2002-2004), and Chairman of the Executive Committee (2000-2004). Currently, he is a Director of NCR Corporation (data warehousing and technology solutions), Chemical Financial Corporation, Maersk Inc. (industrial conglomerate, 2002-present), Tyco International, Inc. (multinational manufacturing and services, 2007-present), and a member of the Advisory Board for Metalmark Capital (private equity investment firm, 2005-present). He is a special advisor to Clayton, Dubilier & Rice, Inc., a private equity investment firm. He also serves as a member of the Board of Trustees of the American Enterprise Institute for Public Policy Research. In addition, Mr. Stavropoulos is a member of The Business Council, J.P. Morgan International Council and the University of Notre Dame Advisory Council for the College of Science.

Kenneth L. Wolfe (68)

Year of Election or Appointment: 2005

Mr. Wolfe is Chairman and a Director of Hershey Foods Corporation (2007-present), where prior to his retirement in 2001, he was Chairman and Chief Executive Officer. Mr. Wolfe currently serves as a member of the board of Revlon Inc. (2004-present). Previously, Mr. Wolfe served as a member of the boards of Adelphia Communications Corporation (2003-2006) and Bausch & Lomb, Inc. (1993-2007).

Advisory Board Members and Executive Officers**:

Correspondence intended for Mr. Mauriello, Mr. Thomas, Mr. Wiley, Mr. Lacy, and Mr. Arthur Johnson may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for each executive officer, Mr. Curvey, and Mr. Lynch may be sent to Fidelity Investments, 82 Devonshire Street, Boston, Massachusetts 02109.

Name, Age; Principal Occupation
James C. Curvey (72)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Curvey also serves as a Trustee (2007-present) or Member of the Advisory Board (2007-present) of other investment companies advised by FMR. Mr. Curvey is a Director of FMR and FMR Co., Inc. (2007-present). Mr. Curvey is also Vice Chairman (2006-
present) and Director of FMR LLC. Mr. Curvey joined Fidelity in 1982 and served in numerous senior management positions, including President and Chief Operating Officer of FMR LLC (1997-2000) and President of Fidelity Strategic Investments (2000-2002). In addition, he serves as a member of the Board of Directors of Geerlings & Wade, Inc. (wine distribution).

Arthur E. Johnson (60)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Johnson serves as Senior Vice President of Corporate Strategic Development of Lockheed Martin Corporation (defense contractor). In addition, Mr. Johnson serves as a member of the Board of Directors of AGL Resources, Inc. (holding company, 2002-present), and IKON Office Solutions, Inc. (document management systems and services).

Alan J. Lacy (54)

Year of Election or Appointment: 2008

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lacy serves as Senior Adviser (2007-present) of Oak Hill Capital Partners, L.P. (a private equity firm). Mr. Lacy also served as Vice Chairman and Chief Executive Officer of Sears Holdings Corporation and Sears, Roebuck and Co. (retail, 2005-2006; 2000-
2005). In addition, Mr. Lacy serves as a member of the Board of Directors of The Western Union Company (global money transfer, 2006-
present). Mr. Lacy is a Trustee of the National Parks Conservation Association and The Field Museum of Natural History.

Peter S. Lynch (63)

Year of Election or Appointment: 2003

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Lynch is Vice Chairman and a Director of FMR, and Vice Chairman (2001-present) and a Director of FMR Co., Inc. Previously, Mr. Lynch served as a Trustee of the Fidelity funds (1990-2003). In addition, he serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund.

Joseph Mauriello (63)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Prior to his retirement in January 2006, Mr. Mauriello served in numerous senior management positions including Deputy Chairman and Chief Operating Officer (2004-2005), and Vice Chairman of Financial Services (2002-2004) of KPMG LLP US (professional services firm, 1965-2005). Mr. Mauriello currently serves as a member of the Board of Directors of XL Capital Ltd., (global insurance and re-
insurance company, 2006-present) and of Arcadia Resources Inc., (health care services and products, 2007-present). He also served as a Director of the Hamilton Funds of the Bank of New York (2006-2007).

David M. Thomas (58)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-

2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). In addition, Mr. Thomas serves as a member of the Board of Directors of Fortune Brands, Inc. (consumer products holding company), and Interpublic Group of Companies, Inc. (marketing communication, 2004-present).

Michael E. Wiley (57)

Year of Election or Appointment: 2007

Member of the Advisory Board of Fidelity Court Street Trust and Fidelity Court Street Trust II. Mr. Wiley also serves as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-present). He serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), and a Director of Bill Barrett Corporation (exploration and production company, 2005-present). In addition, he also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Sr. Energy Advisor of Katzenbach Partners, LLC (consulting firm, 2006-2007), and as an Advisory Director of Riverstone Holdings (private investment firm), and Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services company, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production company, 2001-2005).

Kimberley H. Monasterio (43)

Year of Election or Appointment: 2007

President and Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Ms. Monasterio also serves as President and Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2004-present). Previously, Ms. Monasterio served as Deputy Treasurer of the Fidelity funds (2004-2006). Before joining Fidelity Investments, Ms. Monasterio served as Treasurer (2000-2004) and Chief Financial Officer (2002-2004) of the Franklin Templeton Funds and Senior Vice President of Franklin Templeton Services, LLC (2000-2004).

Boyce I. Greer (51)

Year of Election or Appointment: 2006

Vice President of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Greer also serves as Vice President of certain Asset Allocation Funds (2005-present), Fixed-Income Funds (2006-
present), and Money Market Funds (2006-present). Mr. Greer is also a Trustee of other investment companies advised by FMR (2003-present). Mr. Greer is an Executive Vice President of FMR (2005-present) and FMR Co., Inc. (2005-present), and Senior Vice President of Fidelity Investments Money Management, Inc. (2006-present). Previously,

Mr. Greer served as Vice President of certain Fidelity Equity Funds (2005-2007), a Director and Managing Director of Strategic Advisers, Inc. (2002-2005), and Executive Vice President (2000-2002) and Money Market Group Leader (1997-2002) of the Fidelity Investments Fixed Income Division. Mr. Greer also served as Vice President of Fidelity's Money Market Funds (1997-2002), Senior Vice President of FMR (1997-2002), and Vice President of FIMM (1998-2002).

Charles S. Morrison (46)

Year of Election or Appointment: 2005

Vice President of New Jersey Municipal Money Market. Mr. Morrison also serves as Vice President of Fidelity's Money Market Funds (2005-present). Previously, Mr. Morrison served as Vice President of Fidelity's Bond Funds (2002-2005), certain Balanced Funds (2002-2005), and certain Asset Allocation Funds (2002-2007). Mr. Morrison served as Vice President (2002-2005) and Bond Group Leader (2002-2005) of Fidelity Investments Fixed Income Division. Mr. Morrison is also Senior Vice President of FIMM (2003-present) and Vice President of FMR (2002-present). Mr. Morrison joined Fidelity Investments in 1987 as a Corporate Bond Analyst in the Fixed Income Research Division.

Thomas J. Silvia (46)

Year of Election or Appointment: 2005

Vice President of New Jersey Municipal Income. Mr. Silvia also serves as Vice President of Fidelity's Fixed-Income Funds (2005-present) and Senior Vice President and Bond Group Leader of the Fidelity Investments Fixed-Income Division (2005-present). Previously, Mr. Silvia served as Vice President of certain Balanced Funds (2005-2007), certain Asset Allocation Funds (2005-2007), a Director of Fidelity's Taxable Bond portfolio managers (2002-2004) and a portfolio manager in the Bond Group (1997-2004).

Eric D. Roiter (59)

Year of Election or Appointment: 1998

Secretary of New Jersey Municipal Money Market and New Jersey Municipal Income. He also serves as Secretary of other Fidelity funds; Vice President, General Counsel, and Secretary of FMR Co., Inc. (2001-
present) and FMR; Assistant Secretary of Fidelity Management & Research (U.K.) Inc. (2001-present), Fidelity Research & Analysis Company (2001-present), and Fidelity Investments Money Management, Inc. (2001-present). Mr. Roiter is an Adjunct Member, Faculty of Law, at Boston College Law School (2003-present). Previously, Mr. Roiter served as Vice President and Secretary of Fidelity Distributors Corporation (FDC)(1998-2005).

Scott C. Goebel (39)

Year of Election or Appointment: 2007

Assistant Secretary of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Goebel also serves as Assistant Secretary of other Fidelity funds (2007-present), and is an employee of FMR.

R. Stephen Ganis (41)

Year of Election or Appointment: 2006

Anti-Money Laundering (AML) officer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Ganis also serves as AML officer of other Fidelity funds (2006-present) and FMR LLC (2003-present). Before joining Fidelity Investments, Mr. Ganis practiced law at Goodwin Procter, LLP (2000-2002).

Joseph B. Hollis (59)

Year of Election or Appointment: 2006

Chief Financial Officer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Hollis also serves as Chief Financial Officer of other Fidelity funds. Mr. Hollis is President of Fidelity Pricing and Cash Management Services (FPCMS) (2005-present). Mr. Hollis also serves as President and Director of Fidelity Service Company, Inc. (2006-present). Previously, Mr. Hollis served as Senior Vice President of Cash Management Services (1999-2002) and Investment Management Operations (2002-2005).

Kenneth A. Rathgeber (60)

Year of Election or Appointment: 2004

Chief Compliance Officer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Rathgeber also serves as Chief Compliance Officer of other Fidelity funds (2004-present) and Executive Vice President of Risk Oversight for Fidelity Investments (2002-present). He is Chief Compliance Officer of FMR (2005-present), FMR Co., Inc. (2005-present), Fidelity Management & Research (U.K.) Inc. (2005-

present), Fidelity Research & Analysis Company (2005-present), Fidelity Investments Money Management, Inc. (2005-present), and Strategic Advisers, Inc. (2005-present). Previously, Mr. Rathgeber served as Executive Vice President and Chief Operating Officer for Fidelity Investments Institutional Services Company, Inc. (1998-2002).

Bryan A. Mehrmann (46)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Mehrmann also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR. Previously, Mr. Mehrmann served as Vice President of Fidelity Investments Institutional Services Group (FIIS)/Fidelity Investments Institutional Operations Corporation, Inc. (FIIOC) Client Services (1998-2004).

Kenneth B. Robins (38)

Year of Election or Appointment: 2005

Deputy Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Robins also serves as Deputy Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2004-

present). Before joining Fidelity Investments, Mr. Robins worked at KPMG LLP, where he was a partner in KPMG's department of professional practice (2002-2004) and a Senior Manager (1999-2000). In addition, Mr. Robins served as Assistant Chief Accountant, United States Securities and Exchange Commission (2000-2002).

Robert G. Byrnes (40)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Byrnes also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Byrnes served as Vice President of FPCMS (2003-2005). Before joining Fidelity Investments, Mr. Byrnes worked at Deutsche Asset Management where he served as Vice President of the Investment Operations Group (2000-2003).

Peter L. Lydecker (53)

Year of Election or Appointment: 2004

Assistant Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Lydecker also serves as Assistant Treasurer of other Fidelity funds (2004) and is an employee of FMR.

Paul M. Murphy (60)

Year of Election or Appointment: 2007

Assistant Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Murphy also serves as Assistant Treasurer of other Fidelity funds (2007-present) and is an employee of FMR (2007-present). Previously, Mr. Murphy served as Chief Financial Officer of the Fidelity Funds (2005-2006), Vice President and Associate General Counsel of FMR (2007), and Senior Vice President of Fidelity Pricing and Cash Management Services Group (FPCMS) (1994-2007).

Gary W. Ryan (49)

Year of Election or Appointment: 2005

Assistant Treasurer of New Jersey Municipal Money Market and New Jersey Municipal Income. Mr. Ryan also serves as Assistant Treasurer of other Fidelity funds (2005-present) and is an employee of FMR (2005-present). Previously, Mr. Ryan served as Vice President of Fund Reporting in FPCMS (1999-2005).

** FMR Corp. merged with FMR LLC on October 1, 2007. Any references to FMR LLC for prior periods are deemed to be references to the prior entity.

Annual Report

Distributions

The Board of Trustees of each fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities:

Fund	Pay Date	Record Date	Capital Gains
Fidelity New Jersey Municipal Income Fund	12/24/07	12/21/07	$.01
Fidelity New Jersey Municipal Money Market Fund	12/24/07	12/21/07	$.00025

The funds hereby designate as capital gain dividend the amounts noted below for the taxable year ended November 30, 2007, or, if subsequently determined to be different, the net capital gain of such year.

Fund
Fidelity New Jersey Municipal Income Fund	$585,661
Fidelity New Jersey Municipal Money Market Fund	$327,955

During fiscal year ended 2007, 100% of each fund's income dividends were free from federal income tax, and 10.04% and 22.30% of Fidelity New Jersey Municipal Income Fund's and Fidelity New Jersey Municipal Money Market Fund's, respectively, income dividends were subject to the federal alternative minimum tax.

The fund will notify shareholders in January 2008 of amounts for use in preparing 2007 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Fidelity New Jersey Municipal Income Fund / Fidelity New Jersey Municipal Money Market Fund

Each year, typically in June, the Board of Trustees, including the Independent Trustees (together, the Board), votes on the renewal of the management contract and sub-advisory agreements (together, the Advisory Contracts) for each fund. The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, requests and considers a broad range of information throughout the year.

The Board meets regularly each month except August and takes into account throughout the year matters bearing on Advisory Contracts. The Board, acting directly and through its separate committees, considers at each of its meetings factors that are relevant to the annual renewal of each fund's Advisory Contracts, including the services and support provided to each fund and its shareholders. At the time of the renewal, the Board had 12 standing committees, each composed of Independent Trustees with varying backgrounds, to which the Board has assigned specific subject matter responsibilities in order to enhance effective decision-making by the Board. Each committee has adopted a written charter outlining the structure and purposes of the committee. One such committee, the Fixed-Income Contract Committee, meets periodically as needed throughout the year to consider matters specifically related to the annual renewal of Advisory Contracts. The committee requests and receives information on, and makes recommendations to the Independent Trustees concerning, the approval and annual review of the Advisory Contracts.

At its June 2007 meeting, the Board of Trustees, including the Independent Trustees, unanimously determined to renew the Advisory Contracts for each fund. In reaching its determination, the Board considered all factors it believed relevant, including (i) the nature, extent, and quality of the services to be provided to each fund and its shareholders (including the investment performance of each fund); (ii) the competitiveness of the management fee and total expenses of each fund; (iii) the total costs of the services to be provided by and the profits to be realized by the investment adviser and its affiliates from the relationship with each fund; (iv) the extent to which economies of scale would be realized as each fund grows; and (v) whether fee levels reflect these economies of scale, if any, for the benefit of fund shareholders. The Board also approved amendments to each fund's agreements with foreign sub-advisers to clarify that each sub-adviser provides services as an independent contractor.

In determining whether to renew the Advisory Contracts for each fund, the Board ultimately reached a determination, with the assistance of fund counsel and Independent Trustees' counsel, that the renewal of the Advisory Contracts and the compensation to be received by Fidelity under the management contracts is consistent with Fidelity's fiduciary duty under applicable law. In addition to evaluating the specific factors noted above, the Board, in reaching its determination, is aware that shareholders in each fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by competitors to Fidelity, and that each fund's shareholders, with the opportunity to review and weigh the disclosure provided by the fund in its prospectus and other public disclosures, have chosen to invest in that fund, managed by Fidelity.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Nature, Extent, and Quality of Services Provided. The Board considered staffing within the investment adviser, FMR, and the sub-advisers (together, the Investment Advisers), including the backgrounds of the funds' portfolio managers and the funds' investment objectives and disciplines. The Independent Trustees also had discussions with senior management of Fidelity's investment operations and investment groups. The Board considered the structure of the portfolio manager compensation program and whether this structure provides appropriate incentives.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the size, education, and experience of the Investment Advisers' investment staff, their use of technology, and the Investment Advisers' approach to recruiting, training, and retaining portfolio managers and other research, advisory, and management personnel. The Board considered Fidelity's extensive global research capabilities that enable the Investment Advisers to aggregate data from various sources in an effort to produce positive investment results. The Board noted that Fidelity's analysts have access to a variety of technological tools that enable them to perform both fundamental and quantitative analysis and to specialize in various disciplines. The Board also considered that Fidelity's portfolio managers and analysts have access to daily portfolio attribution that allows for monitoring of a fund's portfolio, as well as an electronic communication system that provides immediate real-time access to research concerning issuers and credit enhancers. In addition, the Board considered the trading resources that are an integrated part of the fixed-income portfolio management investment process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory, administrative, distribution, and shareholder services performed by the Investment Advisers and their affiliates under the Advisory Contracts and under separate agreements covering transfer agency and pricing and bookkeeping services for each fund; (ii) the nature and extent of the Investment Advisers' supervision of third party service providers, principally custodians and subcustodians; and (iii) the resources devoted to, and the record of compliance with, each fund's compliance policies and procedures.

The Board noted that the growth of fund assets across the complex allows Fidelity to reinvest in the development of services designed to enhance the value or convenience of the Fidelity funds as investment vehicles. These services include 24-hour access to account information and market information through phone representatives and over the Internet, and investor education materials and asset allocation tools.

Annual Report

Investment in a Large Fund Family. The Board considered the benefits to shareholders of investing in a Fidelity fund, including the benefits of investing in a fund that is part of a large family of funds offering a variety of investment disciplines and providing for a large variety of mutual fund investor services. For example, fund shareholders are offered the privilege of exchanging shares of a fund for shares of other Fidelity funds, as set forth in the fund's prospectus, without paying a sales charge. The Board noted that, since the last Advisory Contract renewals in June 2006, Fidelity has taken a number of actions that benefited particular funds, including (i) dedicating additional resources to investment research and to restructure the investment research teams; (ii) contractually agreeing to reduce the management fee on Fidelity Advisor Floating Rate High Income Fund; (iii) contractually agreeing to reduce the management fees on Fidelity's California, Massachusetts, New Jersey, and New York AMT Tax-Free Money Market Funds, launching new Institutional Classes and Service Classes of these funds, and contractually agreeing to impose expense limitations on these funds; (iv) eliminating the exchange fee on the Fidelity Select Portfolios and reducing the pricing and bookkeeping fee rates for these funds; (v) reducing the maximum transfer agency fee rates on high income funds and certain equity funds; (vi) proposing amended management contracts that, if approved by shareholders, will add a performance adjustment component to the management fees paid by 18 Fidelity Advisor equity funds; (vii) contractually agreeing to reduce fees for Ultra-Short Central Fund and the money market Central Funds; (viii) waiving the Fidelity Advisor funds' contingent deferred sales charge on certain redemptions made through systematic withdrawal programs; and (ix) amending the management contracts for equity and fixed-income funds whose management contracts incorporate a "group fee" structure by adding four new fee "breakpoints" to the group fee rate schedules.

Investment Performance. The Board considered whether each fund has operated within its investment objective, as well as its record of compliance with its investment restrictions. It also reviewed each fund's absolute investment performance, as well as each fund's relative investment performance measured against (i) a broad-based securities market index (bond fund only, as money market funds are typically not compared against a market index), and (ii) a peer group of mutual funds deemed appropriate by the Board over multiple periods. For each fund, the following charts considered by the Board show, over the one-, three-, and five-year periods ended December 31, 2006, the fund's cumulative total returns, the cumulative total returns of a broad-based securities market index ("benchmark") (bond fund only), and a range of cumulative total returns of a peer group of mutual funds identified by Lipper Inc. as having an investment objective similar to that of the fund. The box within each chart shows the 25th percentile return (bottom of box) and the 75th percentile return (top of box) of the peer group. Returns shown above the box are in the first quartile and returns shown below the box are in the fourth quartile. The percentage beaten number noted below each chart corresponds to the percentile box and represents the percentage of funds in the peer group whose performance was equal to or lower than that of the fund.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey Municipal Income Fund

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the second quartile for all the periods shown. The Board also stated that the relative investment performance of the fund was lower than its benchmark for all the periods shown. The Board discussed with FMR actions to be taken by FMR to improve the fund's below-benchmark performance.

Fidelity New Jersey Municipal Money Market Fund

Annual Report

The Board reviewed the fund's relative investment performance against its peer group and stated that the performance of the fund was in the first quartile for the one-year period and the second quartile for the three- and five-year periods.

Based on its review, and giving particular weight to the nature and quality of the resources dedicated by the Investment Advisers to maintain and improve relative performance, the Board concluded that the nature, extent, and quality of the services provided to each fund will benefit each fund's shareholders, particularly in light of the Board's view that each fund's shareholders benefit from investing in a fund that is part of a large family of funds offering a variety of investment disciplines and services.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered each fund's management fee and total expenses compared to "mapped groups" of competitive funds and classes. Fidelity creates "mapped groups" by combining similar Lipper investment objective categories that have comparable management fee characteristics. Combining Lipper investment objective categories aids the Board's management fee and total expense comparisons by broadening the competitive group used for comparison and by reducing the number of universes to which various Fidelity funds are compared.

The Board considered two proprietary management fee comparisons for the 12-month periods shown in the charts below. The group of Lipper funds used by the Board for management fee comparisons is referred to below as the "Total Mapped Group" and, for the reasons explained above, is broader than the Lipper peer group used by the Board for performance comparisons. The Total Mapped Group comparison focuses on a fund's standing relative to the total universe of comparable funds available to investors, in terms of gross management fees before expense reimbursements or caps. "TMG %" represents the percentage of funds in the Total Mapped Group that had management fees that were lower than a fund's. For example, a TMG % of 26% would mean that 74% of the funds in the Total Mapped Group had higher management fees than a fund. The "Asset-Size Peer Group" (ASPG) comparison focuses on a fund's standing relative to non-Fidelity funds similar in size to the fund within the Total Mapped Group. The ASPG represents at least 15% of the funds in the Total Mapped Group with comparable asset size and management fee characteristics, subject to a minimum of 50 funds (or all funds in the Total Mapped Group if fewer than 50). Additional information, such as the ASPG quartile in which a fund's management fee ranked, is also included in the charts and considered by the Board.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Fidelity New Jersey Municipal Income Fund

Fidelity New Jersey Municipal Money Market Fund

The Board noted that each fund's management fee ranked below the median of its Total Mapped Group and below the median of its ASPG for 2006.

Based on its review, the Board concluded that each fund's management fee was fair and reasonable in light of the services that the fund receives and the other factors considered.

Annual Report

In its review of each fund's total expenses, the Board considered the fund's management fee as well as other fund expenses, such as transfer agent fees, pricing and bookkeeping fees, and custodial, legal, and audit fees. The Board also noted the effects of any waivers and reimbursements on fees and expenses. As part of its review, the Board also considered current and historical total expenses of each fund compared to competitive fund median expenses. Each fund is compared to those funds and classes in the Total Mapped Group (used by the Board for management fee comparisons) that have a similar sales load structure.

The Board noted that each fund's total expenses ranked below its competitive median for 2006.

In its review of total expenses, the Board also considered Fidelity fee structures and other information on clients that FMR and its affiliates service in other competitive markets, such as other mutual funds advised or subadvised by FMR or its affiliates, pension plan clients, and other institutional clients.

Based on its review, the Board concluded that each fund's total expenses were reasonable in light of the services that the fund and its shareholders receive and the other factors considered.

Costs of the Services and Profitability. The Board considered the revenues earned and the expenses incurred by Fidelity in conducting the business of developing, marketing, distributing, managing, administering and servicing each fund and its shareholders. The Board also considered the level of Fidelity's profits in respect of all the Fidelity funds.

On an annual basis, FMR presents to the Board Fidelity's profitability for each fund. Fidelity calculates the profitability for each fund, as well as aggregate profitability for groups of Fidelity funds and all Fidelity funds, using a series of detailed revenue and cost allocation methodologies which originate with the audited books and records of Fidelity. The Audit Committee of the Board reviews any significant changes from the prior year's methodologies.

PricewaterhouseCoopers LLP (PwC), independent registered public accounting firm and auditor to Fidelity and certain Fidelity funds, has been engaged annually by the Board as part of the Board's assessment of the results of Fidelity's profitability analysis. PwC's engagement includes the review and assessment of Fidelity's methodologies used in determining the revenues and expenses attributable to Fidelity's mutual fund business, and completion of agreed-upon procedures surrounding the mathematical accuracy of fund profitability and its conformity to allocation methodologies. After considering PwC's reports issued under the engagement and information provided by Fidelity, the Board believes that while other allocation methods may also be reasonable, Fidelity's profitability methodologies are reasonable in all material respects.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

The Board has also reviewed Fidelity's non-fund businesses and any fall-out benefits related to the mutual fund business as well as cases where Fidelity's affiliates may benefit from or be related to the funds' business.

The Board considered the costs of the services provided by and the profits realized by Fidelity in connection with the operation of each fund and determined that the amount of profit is a fair entrepreneurial profit for the management of each fund.

Economies of Scale. The Board considered whether there have been economies of scale in respect of the management of the Fidelity funds, whether the Fidelity funds (including each fund) have appropriately benefited from any such economies of scale, and whether there is potential for realization of any further economies of scale. The Board considered the extent to which each fund will benefit from economies of scale through increased services to the fund, through waivers or reimbursements, or through fee or expense reductions, including reductions that occur through operation of the transfer agent agreement. The transfer agent fee varies in part based on the number of accounts in a fund. If the number of accounts decreases or the average account size increases, the overall transfer agent fee rate decreases.

The Board recognized that each fund's management contracts incorporate a "group fee" structure, which provides for lower group fee rates as total fund assets under FMR's management increase, and for higher group fee rates as total fund assets under FMR's management decrease. FMR determines the group fee rates based on a tiered asset "breakpoint" schedule. In connection with the renewal of each fund's management contract, the Board approved amendments to each fund's management contract that added four new fee breakpoints to the group fee rate schedule for assets under FMR's management above $1,386 billion. The Board considered that the group fee rate declines under both the present and amended schedules, but that under the amended schedule, the group fee rate declines faster as assets under FMR's management exceed $1,386 billion. The Board considered that the group fee is designed to deliver the benefits of economies of scale to fund shareholders when total fund assets increase, even if assets of any particular fund are unchanged or have declined, because some portion of Fidelity's costs are attributable to services provided to all Fidelity funds, and all funds benefit if those costs can be allocated among more assets. The Board concluded that, given the group fee structure, fund shareholders will achieve a certain level of economies of scale as assets under FMR's management increase at the fund complex level, regardless of whether Fidelity achieves any such economies of scale.

The Board further concluded that any potential economies of scale are being shared between fund shareholders and Fidelity in an appropriate manner.

Additional Information Requested by the Board. In order to develop fully the factual basis for consideration of the Fidelity funds' Advisory Contracts, the Board requested and received additional information on several topics, including (i) Fidelity's fund profitability methodology, profitability by investment discipline, and profitability trends within certain funds; (ii) Fidelity's compensation structure relative to competitors and its effect on profitability; (iii) funds and accounts managed by Fidelity other than the Fidelity funds, including fee arrangements; (iv) the total expenses of certain funds and classes relative to competitors; (v) fund performance trends; (vi) fall-out benefits received by certain Fidelity affiliates; and (vii) Fidelity's fee structures.

Annual Report

Based on its evaluation of all of the conclusions noted above, and after considering all material factors, the Board ultimately concluded that the advisory fee structures are fair and reasonable, and that each fund's Advisory Contracts should be renewed.

Annual Report

Managing Your Investments

Fidelity offers several ways to conveniently manage your personal investments via your telephone or PC. You can access your account information, conduct trades and research your investments 24 hours a day.

By Phone

Fidelity Automated Service Telephone provides a single toll-free number to access account balances, positions, quotes and trading. It's easy to navigate the service, and on your first call, the system will help you create a personal identification number (PIN) for security.

(phone_graphic)

Fidelity Automated
Service Telephone (FAST®)
1-800-544-5555

Press

1   For mutual fund and brokerage trading.

2   For quotes.*

3   For account balances and holdings.

4   To review orders and mutual
fund activity.

5   To change your PIN.

*0   To speak to a Fidelity representative.

By PC

Fidelity's web site on the Internet provides a wide range of information, including daily financial news, fund performance, interactive planning tools and news about Fidelity products and services.

(computer_graphic)

Fidelity's Web Site
www.fidelity.com

* When you call the quotes line, please remember that a fund's yield and return will vary and, except for money market funds, share price will also vary. This means that you may have a gain or loss when you sell your shares. There is no assurance that money market funds will be able to maintain a stable $1 share price; an investment in a money market fund is not insured or guaranteed by the U.S. government. Total returns are historical and include changes in share price, reinvestment of dividends and capital gains, and the effects of any sales charges.

Annual Report

To Write Fidelity

We'll give your correspondence immediate attention and send you written confirmation upon completion of your request.

(letter_graphic)

Making Changes
To Your Account

(such as changing name, address, bank, etc.)

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0002

(letter_graphic)

For Non-Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

(letter_graphic)

For Retirement
Accounts

Buying shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0003

Selling shares

Fidelity Investments
P.O. Box 770001
Cincinnati, OH 45277-0035

Overnight Express
Fidelity Investments
Attn: Distribution Services
100 Crosby Parkway - KC1H
Covington, KY 41015

General Correspondence

Fidelity Investments
P.O. Box 500
Merrimack, NH 03054-0500

Annual Report

To Visit Fidelity

For directions and hours,
please call 1-800-544-9797.

Arizona

7001 West Ray Road
Chandler, AZ

15445 N. Scottsdale Road
Scottsdale, AZ

California

815 East Birch Street
Brea, CA

1411 Chapin Avenue
Burlingame, CA

851 East Hamilton Avenue
Campbell, CA

19200 Von Karman Avenue
Irvine, CA

601 Larkspur Landing Circle
Larkspur, CA

2000 Avenue of the Stars
Los Angeles, CA

27101 Puerta Real
Mission Viejo, CA

73-575 El Paseo
Palm Desert, CA

251 University Avenue
Palo Alto, CA

123 South Lake Avenue
Pasadena, CA

16656 Bernardo Ctr. Drive
Rancho Bernardo, CA

1220 Roseville Parkway
Roseville, CA

1740 Arden Way
Sacramento, CA

7676 Hazard Center Drive
San Diego, CA

11943 El Camino Real
San Diego, CA

8 Montgomery Street
San Francisco, CA

3793 State Street
Santa Barbara, CA

1200 Wilshire Boulevard
Santa Monica, CA

398 West El Camino Real
Sunnyvale, CA

111 South Westlake Blvd
Thousand Oaks, CA

21701 Hawthorne Boulevard
Torrance, CA

2001 North Main Street
Walnut Creek, CA

6326 Canoga Avenue
Woodland Hills, CA

Colorado

281 East Flatiron Circle
Broomfield, CO

1625 Broadway
Denver, CO

9185 Westview Road
Lone Tree, CO

Connecticut

48 West Putnam Avenue
Greenwich, CT

265 Church Street
New Haven, CT

300 Atlantic Street
Stamford, CT

29 South Main Street
West Hartford, CT

Delaware

400 Delaware Avenue
Wilmington, DE

Florida

175 East Altamonte Drive
Altamonte Springs, FL

4400 N. Federal Highway
Boca Raton, FL

121 Alhambra Plaza
Coral Gables, FL

2948 N. Federal Highway
Ft. Lauderdale, FL

4671 Town Center Parkway
Jacksonville, FL

8880 Tamiami Trail, North
Naples, FL

230 Royal Palm Way
Palm Beach, FL

3501 PGA Boulevard
Palm Beach Gardens, FL

3550 Tamiami Trail, South
Sarasota, FL

1502 N. Westshore Blvd.
Tampa, FL

2465 State Road 7
Wellington, FL

Georgia

3445 Peachtree Road, N.E.
Atlanta, GA

1000 Abernathy Road
Atlanta, GA

Illinois

One North LaSalle Street
Chicago, IL

401 North Michigan Avenue
Chicago, IL

One Skokie Valley Road
Highland Park, IL

1415 West 22nd Street
Oak Brook, IL

15105 S LaGrange Road
Orland Park, IL

1572 East Golf Road
Schaumburg, IL

Indiana

4729 East 82nd Street
Indianapolis, IN

8480 Keystone Crossing
Indianapolis, IN

Kansas

5400 College Boulevard
Overland Park, KS

Maine

Three Canal Plaza
Portland, ME

Maryland

7315 Wisconsin Avenue
Bethesda, MD

610 York Road
Towson, MD

Massachusetts

801 Boylston Street
Boston, MA

155 Congress Street
Boston, MA

300 Granite Street
Braintree, MA

44 Mall Road
Burlington, MA

238 Main Street
Cambridge, MA

200 Endicott Street
Danvers, MA

Annual Report

405 Cochituate Road
Framingham, MA

551 Boston Turnpike
Shrewsbury, MA

Michigan

500 E. Eisenhower Pkwy.
Ann Arbor, MI

280 Old N. Woodward Ave.
Birmingham, MI

30200 Northwestern Hwy.
Farmington Hills, MI

43420 Grand River Avenue
Novi, MI

Minnesota

7740 France Avenue South
Edina, MN

8342 3rd Street North
Oakdale, MN

Missouri

1524 South Lindbergh Blvd.
St. Louis, MO

Nevada

2225 Village Walk Drive
Henderson, NV

New Jersey

501 Route 73 South
Marlton, NJ

150 Essex Street
Millburn, NJ

35 Morris Street
Morristown, NJ

396 Route 17, North
Paramus, NJ

3518 Route 1 North
Princeton, NJ

530 Broad Street
Shrewsbury, NJ

New Mexico

2261 Q Street NE
Albuquerque, NM

New York

1130 Franklin Avenue
Garden City, NY

37 West Jericho Turnpike
Huntington Station, NY

1271 Avenue of the Americas
New York, NY

980 Madison Avenue
New York, NY

61 Broadway
New York, NY

350 Park Avenue
New York, NY

200 Fifth Avenue
New York, NY

733 Third Avenue
New York, NY

11 Penn Plaza
New York, NY

2070 Broadway
New York, NY

1075 Northern Blvd.
Roslyn, NY

799 Central Park Avenue
Scarsdale, NY

North Carolina

4611 Sharon Road
Charlotte, NC

7011 Fayetteville Road
Durham, NC

Ohio

3805 Edwards Road
Cincinnati, OH

1324 Polaris Parkway
Columbus, OH

1800 Crocker Road
Westlake, OH

28699 Chagrin Boulevard
Woodmere Village, OH

Oregon

7493 SW Bridgeport Road
Tigard, OR

Pennsylvania

600 West DeKalb Pike
King of Prussia, PA

1735 Market Street
Philadelphia, PA

12001 Perry Highway
Wexford, PA

Rhode Island

10 Memorial Boulevard
Providence, RI

Tennessee

3018 Peoples Street
Johnson City, TN

7628 West Farmington Blvd.
Germantown, TN

2035 Mallory Lane
Franklin, TN

Texas

10000 Research Boulevard
Austin, TX

4001 Northwest Parkway
Dallas, TX

12532 Memorial Drive
Houston, TX

2701 Drexel Drive
Houston, TX

6560 Fannin Street
Houston, TX

1701 Lake Robbins Drive
The Woodlands, TX

6500 N. MacArthur Blvd.
Irving, TX

6005 West Park Boulevard
Plano, TX

14100 San Pedro
San Antonio, TX

1576 East Southlake Blvd.
Southlake, TX

Utah

279 West South Temple
Salt Lake City, UT

Virginia

1861 International Drive
McLean, VA

Washington

10500 NE 8th Street
Bellevue, WA

1518 6th Avenue
Seattle, WA

Washington, DC

1900 K Street, N.W.
Washington, DC

Wisconsin

16020 West Bluemound Road
Brookfield, WI

Fidelity Brokerage Services, Inc., 100 Summer St., Boston, MA 02110 Member NYSE/SIPC

Annual Report

Annual Report

Annual Report

Investment Adviser

Fidelity Management & Research Company
Boston, MA

Investment Sub-Adviser

Fidelity Investments
Money Management, Inc.

Fidelity International Investment Advisors

Fidelity International Investment Advisors
(U.K.) Limited

Fidelity Research & Analysis Company

General Distributor

Fidelity Distributors Corporation

Boston, MA

Transfer and Service Agents

Citibank, N.A.

New York, NY

and

Fidelity Service Company, Inc.

Boston, MA

Custodian

Citibank, N.A.

New York, NY

The Fidelity Telephone Connection

Mutual Fund 24-Hour Service

Exchanges/Redemptions

and Account Assistance 1-800-544-6666

Product Information 1-800-544-6666

Retirement Accounts 1-800-544-4774 (8 a.m. - 9 p.m.)

TDD Service 1-800-544-0118
for the deaf and hearing impaired
(9 a.m. - 9 p.m. Eastern time)

Fidelity Automated Service
Telephone (FAST®) (automated graphic)    1-800-544-5555

(automated graphic)    Automated line for quickest service

NJN-UANN-0108
1.786715.104

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
82 Devonshire St., Boston, MA 02109
www.fidelity.com

Item 2. Code of Ethics

As of the end of the period, November 30, 2007, Fidelity Court Street Trust II (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Marie L. Knowles is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Knowles is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees.

For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit Fees billed by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for those fiscal years, for the Fidelity Connecticut Municipal Money Market Fund, Fidelity New Jersey AMT Tax-Free Money Market Fund and Fidelity New Jersey Municipal Money Market Fund (the funds) and for all funds in the Fidelity Group of Funds are shown in the table below.

Fund	2007A	2006A
Fidelity Connecticut Municipal Money Market Fund	$40,000	$36,000
Fidelity New Jersey AMT Tax-Free Money Market Fund	$44,000	$35,000
Fidelity New Jersey Municipal Money Market Fund	$41,000	$37,000
All funds in the Fidelity Group of Funds audited by PwC	$14,400,000	$13,500,000
A	Aggregate amounts may reflect rounding.

(b) Audit-Related Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006 the aggregate Audit-Related Fees billed by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Fund	2007A	2006A
Fidelity Connecticut Municipal Money Market Fund	$0	$0
Fidelity New Jersey AMT Tax-Free Money Market Fund	$0	$0
Fidelity New Jersey Municipal Money Market Fund	$0	$0
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Audit-Related Fees that were billed by PwC that were required to be approved by the Audit Committee for services rendered on behalf of Fidelity Management & Research Company (FMR) and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the funds ("Fund Service Providers") for assurance and related services that relate directly to the operations and financial reporting of each fund that are reasonably related to the performance of the audit or review of the fund's financial statements, but not reported as Audit Fees, are shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the audit-related category comprise assurance and related services (e.g., due diligence services) that are traditionally performed by the independent registered public accounting firm. These audit-related services include due diligence related to mergers and acquisitions, accounting consultations and audits in connection with acquisitions, internal control reviews, attest services that are not required by statute or regulation and consultation concerning financial accounting and reporting standards.

(c) Tax Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC for professional services rendered for tax compliance, tax advice, and tax planning for each fund is shown in the table below.

Fund	2007A	2006A
Fidelity Connecticut Municipal Money Market Fund	$1,900	$1,800
Fidelity New Jersey AMT Tax-Free Money Market Fund	$1,900	$1,800
Fidelity New Jersey Municipal Money Market Fund	$1,900	$1,800
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Tax Fees billed by PwC that were required to be approved by the Audit Committee for professional services rendered on behalf of the Fund Service Providers for tax compliance, tax advice, and tax planning that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$0	$0
A	Aggregate amounts may reflect rounding.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d) All Other Fees.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC for all other non-audit services rendered to the funds is shown in the table below.

Fund	2007A	2006A
Fidelity Connecticut Municipal Money Market Fund	$1,900	$1,900
Fidelity New Jersey AMT Tax-Free Money Market Fund	$1,700	$1,600
Fidelity New Jersey Municipal Money Market Fund	$2,000	$2,000
A	Aggregate amounts may reflect rounding.

In each of the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate Other Fees billed by PwC that were required to be approved by the Audit Committee for all other non-audit services rendered on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund is shown in the table below.

Billed By	2007A	2006A
PwC	$150,000	$145,000
A	Aggregate amounts may reflect rounding.

Fees included in the All Other Fees category include services related to internal control reviews, strategy and other consulting, financial information systems design and implementation, consulting on other information systems, and other tax services unrelated to the fund.

(e) (1)	Audit Committee Pre-Approval Policies and Procedures:

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity Fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (Covered Service) are subject to approval by the Audit Committee before such service is provided. Non-audit services provided by a fund audit firm for a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund (Non-Covered Service) but that are expected to exceed $50,000 are also subject to pre-approval by the Audit Committee.

All Covered Services, as well as Non-Covered Services that are expected to exceed $50,000, must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee. Neither pre-approval nor advance notice of Non-Covered Service engagements for which fees are not expected to exceed $50,000 is required; such engagements are to be reported to the Audit Committee monthly.

(e) (2)	Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

Tax Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of each fund.

There were no amounts that were required to be approved by the Audit Committee pursuant to the de minimis exception for the fiscal years ended November 30, 2007 and November 30, 2006 on behalf of the Fund Service Providers that relate directly to the operations and financial reporting of each fund.

(f) Not applicable.

(g) For the fiscal years ended November 30, 2007 and November 30, 2006, the aggregate fees billed by PwC of $1,470,000A and $1,295,000A for non-audit services rendered on behalf of the funds, FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Fund Service Providers relating to Covered Services and Non-Covered Services are shown in the table below.

	2007A	2006A
Covered Services	$160,000	$155,000
Non-Covered Services	$1,310,000	$1,140,000
A	Aggregate amounts may reflect rounding.

(h) The trust's Audit Committee has considered Non-Covered Services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the funds, taking into account representations from PwC, in accordance with Independence Standards Board Standard No.1, regarding its independence from the funds and their related entities.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust's Board of Trustees.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Court Street Trust II

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 28, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kimberley Monasterio
Kimberley Monasterio
President and Treasurer

Date:	January 28, 2008
By:	/s/Joseph B. Hollis
Joseph B. Hollis
Chief Financial Officer

Date:	January 28, 2008